   As filed with the Securities and Exchange Commission on November 3, 2000.

                                                              File No. 33-64947
                                                                       811-07451
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4

                        REGISTRATION STATEMENT UNDER THE
                           SECURITIES ACT OF 1933                [_]

                        PRE-EFFECTIVE AMENDMENT NO.              [_]
                      POST-EFFECTIVE AMENDMENT NO. 7             [X]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940            [_]

                       POST-EFFECTIVE AMENDMENT NO. 7            [X]

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF
                           (EXACT NAME OF REGISTRANT)

                   JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY
                               (NAME OF DEPOSITOR)

                      JOHN HANCOCK PLACE, BOSTON, MA 02117
         (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 572-8050

                           RONALD J. BOCAGE, ESQUIRE
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

It is proposed that this filing become effective (check appropriate box)

[_]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on November 3, 2000 pursuant to paragraph (b) of Rule 485
[_]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
[_]  on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate check the following box

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Pursuant to Rule 24f-2, Registrant has registered an indefinite amount of securities under the Securities Act of 1933.

                        PROSPECTUS DATED NOVEMBER 1, 2000

                            PATRIOT VARIABLE ANNUITY

           a deferred combination fixed and variable annuity contract issued by

            JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY ("JHVLICO")




  The contract enables you to earn fixed rates of interest that we guarantee for stated periods of time ("guarantee periods") and investment-based returns in the following variable investment options:

------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTION                                   MANAGED BY
--------------------------                                   ----------
   V.A. Financial Industries. . . . .       John Hancock Advisers, Inc.
   V.A. Small Cap Growth . . . . . . .      John Hancock Advisers, Inc.
   V.A. Mid Cap Growth . . . . . . . .      John Hancock Advisers, Inc.
   V.A. Large Cap Growth . . . . . . .      John Hancock Advisers, Inc.
   V.A. Relative Value . . . . . . . .      John Hancock Advisers, Inc.
   V.A. Core Equity. . . . . . . . . .      Independence Investment Associates,
Inc.
   V.A. Sovereign Investors. . . . . .      John Hancock Advisers, Inc.
   V.A. Bond . . . . . . . . . . . . .      John Hancock Advisers, Inc.
   V.A. Strategic Income . . . . . . .      John Hancock Advisers, Inc.
   V.A. High Yield Bond. . . . . . . .      John Hancock Advisers, Inc.
   V.A. Money Market . . . . . . . . .      John Hancock Advisers, Inc.
   Managed . . . . . . . .                  Independence Investment Associates,
Inc. and Capital

                                            Guardian Trust Company

   Equity Index . . . . .                   State Street Global Advisors
   Large Cap Value . . . .                  T. Rowe Price Associates, Inc.
   Large Cap Growth . . .                   Independence Investment Associates,
Inc.
   Mid Cap Value . . . . .                  Neuberger Berman, LLC
   Mid Cap Growth . . . .                   Janus Capital Corporation
   Real Estate Equity . .                   Independence Investment Associates,
Inc. and Morgan

                                            Stanley Dean Witter Investment

Management, Inc.
   Small/Mid Cap CORE/sm/                   Goldman Sachs Asset Management
   Small Cap Equity. . .                    Capital Guardian Trust Company
   Global Balanced . . . .                  Capital Guardian Trust Company

   International Equity Index. . . . .    Independence International Associates,
Inc.
   International Opportunities . . . .    T. Rowe Price International, Inc.
   Emerging Markets Equity. . . . . .     Morgan Stanley Dean Witter Investment
Management, Inc.
   Short-Term Bond . . . . Independence Investment Associates, Inc.

   Bond Index . . . . . .                 Mellon Bond Associates, LLP
   High Yield Bond . . . .                Wellington Management Company, LLP
   Global Bond . . . . .                  Capital Guardian Trust Company

------------------------------------------------------------------------------

  Contracts are not deposits or obligations of, or insured, endorsed, or guaranteed by the U.S. Government, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person, other than JHVLICO. They involve investment risks including the possible loss of principal.

  The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

  When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Declaration Trust and the John Hancock Variable Series Trust I (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may also be referred to as "funds", "portfolios" or "series".

  Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

  For amounts you don't wish to invest in a variable investment option, you can choose among several guarantee periods, each of which has its own guaranteed interest rate and expiration date. If you remove money from a guarantee period prior to its expiration, however, we may increase or decrease your contract's value to compensate for changes in interest rates that may have occurred subsequent to the beginning of that guarantee period. This is known as a "market value adjustment".

                     JOHN HANCOCK ANNUITY SERVICING OFFICE
                     -------------------------------------

               Mail Delivery:                      Phone:
               -------------                       -----
                                              1-800-824-0335
          529 Main Street (X-4)
          Charlestown, MA 02129
                                                    Fax:
                                                    ---
                                              1-617-886-3070

********************************************************************************
  Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           GUIDE TO THIS PROSPECTUS

  This prospectus contains information that you should know before you buy a contract or exercise any of your rights under the contract. We have arranged the prospectus in the following way:

 . The first section contains an "INDEX OF KEY WORDS."

 . Behind the index is the "FEE TABLE." This section highlights the various fees and expenses you will pay directly or indirectly, if you purchase a contract.

 . The next section is called "BASIC INFORMATION." It contains basic information about the contract presented in a question and answer format. You should read the Basic Information before reading any other section of the prospectus.

 . Behind the Basic Information is "ADDITIONAL INFORMATION." This section gives more details about the contract. It generally does not repeat information contained in the Basic Information.

 . "CONDENSED FINANCIAL INFORMATION" follows the "Additional Information." This gives some basic information about the size and past performance of the variable investment options.

 The Trusts' prospectuses are attached at the end of this prospectus. You should save these prospectuses for future reference.


                               IMPORTANT NOTICES

 This is the prospectus - it is not the contract. The prospectus simplifies many contract provisions to better communicate the contract's essential features. Your rights and obligations under the contract will be determined by the language of the contract itself. On request, we will provide the form of contract for you to review. In any event, when you receive your contract, we suggest you read it promptly.

 We've also filed with the SEC a "Statement of Additional Information," dated November 1, 2000. This Statement contains detailed information not included in the prospectus. Although a separate document from this prospectus, the Statement of Additional Information has the same legal effect as if it were a part of this prospectus. We will provide you with a free copy of the Statement upon your request. To give you an idea what's in the Statement, we have included a copy of the Statement's table of contents on page 49.

  The contracts are not available in all states. This prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is unlawful to make or solicit an offer in that state.

------------------------------------------------------------------------------

                              INDEX OF KEY WORDS

  We define or explain each of the following key words used in this prospectus on the pages shown below:

Key Word                                                                    Page

Accumulation units........................................................    29
Annuitant.................................................................    10
Annuity payments..........................................................    30
Annuity period............................................................    13
Contract year.............................................................    11
Date of issue.............................................................    11
Date of maturity..........................................................    10
Free withdrawal amount....................................................    18
Funds.....................................................................     2
Guarantee periods.........................................................     2
Investment options........................................................    15
Market value adjustment...................................................    13
Premium payments..........................................................    10
Surrender value...........................................................    20
Surrender.................................................................    18
Variable investment options............................................... cover
Withdrawal charge.........................................................    18
Withdrawal................................................................    18

                                   FEE TABLE

  The following fee table shows the various fees and expenses that you will pay, either directly or indirectly, if you purchase a contract. The table does not include charges for premium taxes (which may vary by state) or fees for any optional benefit riders that you select.

Owner Transaction Expenses and Annual Contract Fee

     . Maximum Withdrawal Charge (as % of amount withdrawn)                   6%
     . Annual Contract Fee (applies only to contracts of less than $10,000) $30

ANNUAL CONTRACT EXPENSES (AS A % OF THE AVERAGE TOTAL VALUE OF THE CONTRACT)

                                 Initial Premium Payment less than $250,000
                                 ------------------------------------------
     . Mortality and Expense Risk Charge                                   0.90%
     . Administrative Services Charge                                      0.35%
                                                                          -----
     . Total Annual Contract Charge                                        1.25%
                                 Initial Premium Payment $250,000 or more
                                 ----------------------------------------
     . Mortality and Expense Risk Charge                                   0.90%
     . Administrative Services Charge                                      0.10%
                                                                          -----
     . Total Annual Contract Charge                                        1.00%

  These annual contract expenses don't apply to amounts held in the guarantee periods.

Annual Fund Expenses (based on % of average net assets)

  The funds must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select. The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed under the terms of the contracts, and expenses may vary from year to year.

                                                         Investment       Other      Total Fund     Other Operating
                                                         Management     Operating     Operating     Expenses Absent
Fund Name                                                   Fee         Expenses      Expenses       Reimbursement
---------                                                ----------     ---------    ----------     ---------------
John Hancock Declaration Trust (Note 1):
V.A. Financial Industries............................      0.80%          0.10%         0.90%            0.10%
V.A. Small Cap Growth................................      0.75%          0.25%         1.00%            0.63%
V.A. Mid Cap Growth .................................      0.75%          0.25%         1.00%            1.61%
V.A. Large Cap Growth................................      0.75%          0.25%         1.00%            0.27%
V.A. Relative Value * ...............................      0.60%          0.17%         0.77%            0.17%
V.A. Core Equity.....................................      0.70%          0.13%         0.83%            0.13%
V.A. Sovereign Investors.............................      0.60%          0.10%         0.70%            0.10%
V.A. Bond............................................      0.50%          0.25%         0.75%            0.51%
V.A. Strategic Income................................      0.60%          0.25%         0.85%            0.27%
V.A. High Yield Bond.................................      0.60%          0.25%         0.85%            0.43%
V.A. Money Market....................................      0.50%          0.16%         0.66%            0.16%

                                                            Investment          Other        Total Fund         Other Operating
                                                            Management        Operating      Operating          Expenses Absent
Fund Name                                                      Fee            Expenses        Expenses           Reimbursement
---------                                                   ----------        ---------      ----------         ---------------
John Hancock Variable Series Trust I (Note 2):
Managed............................................           0.67%             0.03%           0.70%                0.03%
Equity Index.......................................           0.14%             0.00%           0.14%                0.08%
Large Cap Value....................................           0.74%             0.10%           0.84%                0.11%
Large Cap Growth...................................           0.36%             0.03%           0.39%                0.03%
Mid Cap Value......................................           0.80%             0.10%           0.90%                0.12%
Mid Cap Growth.....................................           0.82%             0.10%           0.92%                0.11%
Real Estate Equity ................................           1.01%             0.10%           1.11%                0.10%
Small/Mid Cap CORE/sm/.............................           0.80%             0.10%           0.90%                0.66%
Small Cap Equity ** ...............................           0.90%             0.10%           1.00%                0.16%
Global Balanced ** ................................           1.05%             0.10%           1.15%                0.46%
International Equity Index.........................           0.16%             0.10%           0.26%                0.22%
International Opportunities........................           0.87%             0.10%           0.97%                0.29%
Emerging Markets Equity............................           1.27%             0.10%           1.37%                2.17%
Short-Term Bond....................................           0.30%             0.10%           0.40%                0.13%
Bond Index.........................................           0.15%             0.10%           0.25%                0.20%
Global Bond........................................           0.85%             0.10%           0.95%                0.15%
High Yield Bond....................................           0.65%             0.10%           0.75%                0.39%

Notes to Annual Fund Expenses

     (1) John Hancock Declaration Trust Funds' percentages reflect the investment management fees currently payable and other fund expenses allocated in 1999. John Hancock Advisers, Inc., has agreed to limit temporarily other expenses of each Fund to 0.25% of the fund's average daily assets.


     *   V.A. Relative Value was formerly "V.A. Large Cap Value."

     (2) John Hancock Variable Series Trust I funds' percentages for "other fund expenses" are based on the allocation methodology and expense reimbursement policy adopted April 23, 1999 and are calculated as if that allocation methodology and expense reimbursement policy had been in effect for all of 1999. Under the expense reimbursement policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). Shareholders of the Managed, Real Estate Equity, Small Cap Equity, Global Balanced, and Global Bond funds have approved new management fee schedules, which apply to these funds effective November 1, 2000. The investment management fee percentages for each of these funds is calculated as if those new fee schedules were in effect for all of 1999. The investment management fee percentages for all other funds reflect the investment management fees that were actually payable for 1999.

     ** Small Cap Equity was formerly "Small Cap Value," and Global Balanced was formerly "International Balanced."

     "CORE(sm)" is a service mark of Goldman, Sachs & Co


 Examples

  The examples on the following two pages illustrate the current expenses you would pay, directly or indirectly, on a $1,000 investment allocated to one of the variable investment options, assuming a 5% annual return on assets. These examples do not include any applicable premium taxes or any fees for optional benefit riders. The examples should not be considered representations of past or future expenses; actual charges may be greater or less than those shown above. The examples assume fund expenses at rates set forth above for 1999, after reimbursements. The annual contract fee has been included as an annual percentage of assets.

  If you "surrender" (turn in) your contract at the end of the applicable time period, you would pay:

      ----------------------------------------------------------------------------------------------
                                                           1 Year     3 Years   5 Years     10 Years
      ----------------------------------------------------------------------------------------------
      V.A. Financial Industries                            $  76      $  113    $  152       $  250
      ----------------------------------------------------------------------------------------------
      V.A. Small Cap Growth                                $  77      $  116    $  157       $  261
      ----------------------------------------------------------------------------------------------
      V.A. Mid Cap Growth                                  $  77      $  116    $  157       $  261
      ----------------------------------------------------------------------------------------------
      V.A. Large Cap Growth                                $  77      $  116    $  157       $  261
      ----------------------------------------------------------------------------------------------
      V.A. Relative Value                                  $  75      $  109    $  145       $  237
      ----------------------------------------------------------------------------------------------
      V.A. Core Equity                                     $  75      $  110    $  148       $  243
      ----------------------------------------------------------------------------------------------
      V.A. Sovereign Investors                             $  74      $  107    $  142       $  230
      ----------------------------------------------------------------------------------------------
      V.A. Bond                                            $  75      $  108    $  144       $  235
      ----------------------------------------------------------------------------------------------
      V.A. Strategic Income                                $  76      $  111    $  149       $  245
      ----------------------------------------------------------------------------------------------
      V.A. High Yield Bond                                 $  76      $  111    $  149       $  245
      ----------------------------------------------------------------------------------------------
      V.A. Money Market                                    $  74      $  105    $  140       $  225
      ----------------------------------------------------------------------------------------------
      Managed                                              $  74      $  107    $  142       $  230
      ----------------------------------------------------------------------------------------------
      Equity Index                                         $  68      $  89     $  112       $  169
      ----------------------------------------------------------------------------------------------
      Large Cap Value                                      $  75      $  111    $  149       $  244
      ----------------------------------------------------------------------------------------------
      Large Cap Growth                                     $  71      $  97     $  126       $  197
      ----------------------------------------------------------------------------------------------
      Mid Cap Value                                        $  76      $  113    $  152       $  250
      ----------------------------------------------------------------------------------------------
      Mid Cap Growth                                       $  76      $  114    $  153       $  253
      ----------------------------------------------------------------------------------------------
      Real Estate Equity                                   $  78      $  119    $  163       $  272
      ----------------------------------------------------------------------------------------------
      Small/Mid Cap CORE                                   $  76      $  113    $  152       $  250
      ----------------------------------------------------------------------------------------------
      Small Cap Equity                                     $  77      $  116    $  157       $  261
      ----------------------------------------------------------------------------------------------
      Global Balanced                                      $  79      $  120    $  165       $  276
      ----------------------------------------------------------------------------------------------
      International Equity Index                           $  70      $  93     $  119       $  182
      ----------------------------------------------------------------------------------------------
      International Opportunities                          $  77      $  115    $  156       $  257
      ----------------------------------------------------------------------------------------------
      Emerging Markets Equity                              $  81      $  127    $  176       $  297
      ----------------------------------------------------------------------------------------------
      Short-Term Bond                                      $  71      $  97     $  126       $  198
      ----------------------------------------------------------------------------------------------
      Bond Index                                           $  69      $  93     $  118       $  181
      ----------------------------------------------------------------------------------------------
      Global Bond                                          $  77      $  114    $  155       $  255
      ----------------------------------------------------------------------------------------------
      High Yield Bond                                      $  75      $  108    $  144       $  235
      ----------------------------------------------------------------------------------------------

  If you begin receiving payments under one of our annuity payment options at the end of the applicable time period, or if you do not surrender your contact, you would pay:

----------------------------------------------------------------------------------------------
                                              1 Year      3 Years     5 Years         10 Years
----------------------------------------------------------------------------------------------
V.A. Financial Industries                    $     22     $     68     $  116         $    250
----------------------------------------------------------------------------------------------
V.A. Small Cap Growth                        $     23     $     71     $  122         $    261
----------------------------------------------------------------------------------------------
V.A. Mid Cap Growth                          $     23     $     71     $  122         $    261
----------------------------------------------------------------------------------------------
V.A. Large Cap Growth                        $     23     $     71     $  122         $    261
----------------------------------------------------------------------------------------------
V.A. Relative Value                          $     21     $     64     $  110         $    237
----------------------------------------------------------------------------------------------
V.A. Core Equity                             $     21     $     66     $  113         $    243
----------------------------------------------------------------------------------------------
V.A. Sovereign Investors                     $     20     $     62     $  106         $    230
----------------------------------------------------------------------------------------------
V.A. Bond                                    $     21     $     63     $  109         $    235
----------------------------------------------------------------------------------------------
V.A. Strategic Income                        $     22     $     66     $  114         $    245
----------------------------------------------------------------------------------------------
V.A. High Yield Bond                         $     22     $     66     $  114         $    245
----------------------------------------------------------------------------------------------
V.A. Money Market                            $     20     $     61     $  104         $    225
----------------------------------------------------------------------------------------------
Managed                                      $     16     $     51     $   88         $    192
----------------------------------------------------------------------------------------------
Equity Index                                 $     14     $     45     $   77         $    169
----------------------------------------------------------------------------------------------
Large Cap Value                              $     21     $     66     $  113         $    244
----------------------------------------------------------------------------------------------
Large Cap Growth                             $     17     $     52     $   90         $    197
----------------------------------------------------------------------------------------------
Mid Cap Value                                $     22     $     68     $  116         $    250
----------------------------------------------------------------------------------------------
Mid Cap Growth                               $     22     $     69     $  118         $    253
----------------------------------------------------------------------------------------------
Real Estate Equity                           $     20     $     62     $  106         $    230
----------------------------------------------------------------------------------------------
Small/Mid Cap CORE                           $     22     $     68     $  116         $    250
----------------------------------------------------------------------------------------------
Small Cap Equity                             $     22     $     68     $  116         $    250
----------------------------------------------------------------------------------------------
Global Balanced                              $     23     $     69     $  119         $    255
----------------------------------------------------------------------------------------------
International Equity Index                   $     16     $     48     $   83         $    182
----------------------------------------------------------------------------------------------
International Opportunities                  $     23     $     70     $  120         $    257
----------------------------------------------------------------------------------------------
Emerging Markets Equity                      $     27     $     82     $  140         $    297
----------------------------------------------------------------------------------------------
Short-Term Bond                              $     17     $     53     $   91         $    198
----------------------------------------------------------------------------------------------
Bond Index                                   $     15     $     48     $   83         $    181
----------------------------------------------------------------------------------------------
Global Bond                                  $     21     $     65     $  111         $    239
----------------------------------------------------------------------------------------------
High Yield Bond                              $     21     $     63     $  109         $    235
----------------------------------------------------------------------------------------------

                               BASIC INFORMATION

  This "Basic Information" section provides answers to commonly asked questions about the contract. Here are the page numbers where the questions and answers appear:

  Question                                                                      Starting on page
  --------                                                                      ----------------
What is the contract?......................................................             10

Who owns the contract?.....................................................             10

Is the owner also the annuitant?...........................................             10

How can I invest money in a contract?......................................             10

How will the value of my investment in the contract change over time?......             12

What annuity benefits does the contract provide?...........................             13

To what extent can JHVLICO vary the terms and conditions its contracts
in particular cases?.......................................................             14

What are the tax consequences of owning a contract?........................             14

How can I change my contract's investment allocations?.....................             15

What fees and charges will be deducted from my contract?...................             17

How can I withdraw money from my contract?.................................             20

What happens if the annuitant dies before my contract's date of maturity?..             23

 What is the contract?

  The contract is a deferred payment variable annuity contract. An "annuity contract" provides a person (known as the annuitant or "payee") with a series of periodic payments. Because this contract is also a "deferred payment" contract, the annuity payments will begin on a future date, called the contract's "date of maturity." Under a "variable annuity" contract, the amount you have invested can increase or decrease in value daily based upon the value of the variable investment options chosen. If your annuity is provided under a master group contract, the term "contract" as used in this prospectus refers to the certificate you will be issued and not to the master group contract.

 Who owns the contract?

  That's up to you. Unless the contract provides otherwise, the owner of the contract is the person who can exercise the rights under the contract, such as the right to choose the investment options or the right to surrender the contract. In many cases, the person buying the contract will be the owner. However, you are free to name another person or entity (such as a trust) as owner. In writing this prospectus, we've assumed that you, the reader, are the person or persons entitled to exercise the rights and obligations under discussion.

 Is the owner also the annuitant?

  Again, that's up to you. The annuitant is the person upon whose death the contract's death benefit becomes payable. Also, the annuitant receives payments from us under any annuity option that commences during the annuitant's lifetime. In many cases, the same person is both the annuitant and the owner of a contract. However, you are free to name another person as annuitant.

 How can I invest money in a contract?


Premium payments

  We call the investments you make in your contract premiums or premium payments. In general, you need at least a $1,000 initial premium payment to purchase a contract. If you choose to contribute more money into your contract, each subsequent premium payment must also be at least $500. If you deposit money directly from your bank account, your subsequent premium payments can be as small as $100.

Applying for a contract

  An authorized representative of the broker-dealer or financial institution through whom you purchase your contract will assist you in (1) completing an application or placing an order for a contract and (2) transmitting it, along with your initial premium payment, to the John Hancock Annuity Servicing Office.

  Once we receive your initial premium payment and all necessary information, we will issue your contract and invest your initial premium payment within two business days. If the information is not in good order, we will contact you to get the necessary information. If for some reason, we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information.

  In certain situations, we will issue a contract upon receiving the order from your broker-dealer or financial institution but delay the effectiveness of the contract until we receive your signed application. In those situations, if we do not receive your signed application within our required time period, we will deem the contract void from the beginning and return your premium payment.

  We measure the years and anniversaries of your contract from its date of issue. We use the term contract year to refer to each period of time between anniversaries of your contract's date of issue.

Limits on premium payments

  You can make premium payments of up to $1,000,000 in any one contract year. The total of all new premium payments and transfers that you allocate to any one variable investment option in any one contract year may not exceed $1,000,000. While the annuitant is alive and the contract is in force, you can make premium payments at any time until the annuitant reaches age 84 1/2. However,

      ------------------------------------------------------------------------
                                                   you may not make any
                                               premium payments after the
          if your contract is used to fund       annuitant reaches age
      ------------------------------------------------------------------------
              a "tax qualified plan"*             70 1/2**
      ------------------------------------------------------------------------
              a non-tax qualified plan            84 1/2
      ------------------------------------------------------------------------

      * as that term is used in "Tax Information," beginning on page 34. ** except for a Roth IRA, which has no age limit.

  We will not issue a contract if the proposed annuitant is older than age 84. We may waive any of these limits, however.

Ways to make premium payments

  Premium payments made by check or money order must be:

     . drawn on a U.S. bank,

     . drawn in U.S. dollars, and

     . made payable to "John Hancock."

  Premium payments after the initial premium payment should be sent to the John Hancock Annuity Servicing Office at the address shown on page 2 of this prospectus. We will also accept premium payments by wire. We will accept your initial premium payment by exchange from another insurance company. You can find information about wire payments under "Premium payments by wire," below. You can find information about other methods of premium payment by contacting your broker-dealer or by contacting the John Hancock Annuity Servicing Office.

  Once we have issued your contract and it becomes effective, we credit you with any additional premiums you pay as of the day we receive them at the John Hancock Annuity Servicing Office.

Premium payments by wire

  If you purchase your contract through a broker-dealer firm or financial institution, you may transmit your initial premium payment by wire order. Your wire orders must include information necessary to allocate the premium payment among your selected investment options.

  If your wire order is complete, we will invest the premium payment in your selected investment options as of the day we received the wire order. If the wire order is incomplete, we may hold your initial premium payment for up to 5 business days while attempting to obtain the missing information. If we can't obtain the information within 5 business days, we will immediately return your premium payment, unless you tell us to hold the premium payment for 5 more days pending completion of the application. Nevertheless, until we receive and accept a properly completed and signed application, we will not:

     . issue a contract;

     . accept premium payments; or

     . allow other transactions.

  After we issue your contract, subsequent premium payments may be transmitted by wire through your bank. Information about our bank, our account number, and the ABA routing number may be obtained from the John Hancock Annuity Servicing Office. Banks may charge a fee for wire services.

 How will the value of my investment in the contract change over time?

  Prior to a contract's date of maturity, the amount you've invested in any variable investment option will increase or decrease based upon the investment experience of the corresponding fund. Except for certain charges we deduct, your investment experience will be the same as if you had invested in the fund directly and reinvested all fund dividends and distributions in additional shares.

  Like a regular mutual fund, each fund deducts investment management fees and other operating expenses. These expenses are shown in the fee table on page 6. However, unlike a mutual fund, we will also deduct charges relating to the annuity guarantees and other features provided by the contract. These charges reduce your investment performance and the amount we credit to your contract in any variable investment option. We describe these charges under "What fees and charges will be deducted from my contract?" beginning on page 17.

  The amount you've invested in a guarantee period will earn interest at the rate we have set for that period. The interest rate depends upon the length of the guarantee period you select. We currently make available various guarantee periods with durations of up to ten years. As long as you keep your money in a guarantee period until its expiration date, we bear all the investment risk on that money.

  However, if you prematurely transfer, "surrender" or otherwise withdraw money from a guarantee period we will increase or reduce the remaining value in your contract by an amount that approximates the impact that any changes in interest rates would have had on the market value of a debt instrument with terms comparable to that guarantee period. This "market value adjustment" (or "MVA") imposes investment risks on you. We describe how the market value adjustments work in "Calculation of market value adjustment ("MVA")" beginning on page 28.

  At any time before the date of maturity, the total value of your contract equals

     . the total amount you invested,

     . minus all charges we deduct,

     . minus all withdrawals you have made,

     . plus or minus any positive or negative MVAs that we have made at the time of any premature withdrawals or transfers you have made from a guarantee period,

     . plus or minus each variable investment option's positive or negative investment return that we credit daily to any of your contract's value daily while it is in that option, and

     . plus the interest we credit to any of your contract's value while it is in a guarantee period.

 What annuity benefits does a contract provide?

  If your contract is still in effect on its date of maturity, it enters what is called the annuity period. During the annuity period, we make a series of fixed or variable payments to you as provided under one of our several annuity options. The form in which we will make the annuity payments, and the proportion of such payments that will be on a fixed basis and on a variable basis, depend on the elections that you have in effect on the date of maturity. Therefore you should exercise care in selecting your date of maturity and your choices that are in effect on that date.

  You should carefully review the discussion under "The annuity period," beginning on page 30, for information about all of these choices you can make.

 To what extent can JHVLICO vary the terms and conditions of its contracts in particular cases?

  Insurance laws and regulations apply to JHVLICO in every state in which its annuity contracts are sold. As a result, various terms and conditions of your contract may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your contract or in endorsements attached to your contract.

 What are the tax consequences of owning a contract?

  In most cases, no income tax will have to be paid on amounts you earn under a contract until these earnings are paid out. All or part of the following distributions from a contract may constitute a taxable payout of earnings:

 . partial withdrawal (including systematic withdrawals)

 . full withdrawal ("surrender")

 . payment of death benefit proceeds as a single sum upon the annuitant's death

 . periodic payments under one of our annuity payment options

 How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

 . the type of the distribution

 . when the distribution is made

 . the nature of any tax qualified retirement plan for which the contract is being used

 . the circumstances under which the payments are made

  If your contract is issued in connection with a tax-qualified retirement plan, all or part of your premium payments may be tax-deductible.

  Special 10% tax penalties apply in many cases to the taxable portion of any distributions from a contract before you reach age 59 1/2. Also, most tax-qualified plans require that distributions from a contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the contract.

  The favorable tax benefits available for annuity contracts issued in connection with tax-qualified plans are also generally available for other types of investments of tax-qualified plans, such as investments in mutual funds, equities and debt instruments. You should carefully consider whether the expenses under an annuity contract issued in connection with a tax-qualified plan, and the investment options, death benefits and lifetime annuity income options provided under such an annuity contract, are suitable for your needs and objectives.

 How can I change my contract's investment allocations?

Allocation of premium payments

  When you apply for your contract, you specify the variable investment options or guarantee periods (together, your "investment options") in which your premium payments will be allocated. You may change this investment allocation for future premium payments at any time. Any change in allocation will be effective as of receipt of your request at the John Hancock Annuity Servicing Office.

  Currently, you may use a maximum of 18 investment options over the life of your contract. For purposes of this limit, each contribution or transfer of assets into a variable investment option or guarantee period that you are not then using counts as one "use" of an investment option, even if you had used that option at an earlier time. Renewing a guarantee period upon its expiration does not count as a new use, however, if the new guarantee period has the same number of years as the expiring one.

Transferring your assets

  Up to 12 times during each year of your contract, you may transfer

     . all or part of the assets held in one variable investment option to any other available variable investment option or guarantee period, or

     . all or part of the assets held in one guarantee period to any other available guarantee period or variable investment option.

Transfers under our dollar cost averaging program do not count toward the 12 you are allowed each year. However, you may not

     . transfer assets within 30 days prior to the contract's date of maturity,

     . transfer more than $1,000,000 in a contract year from any one variable investment option or guarantee period, without our prior approval,

     . make any transfer that would cause you to exceed the above-mentioned maximum of 18 investment options,

     . make any transfers, during the annuity period, to or from a fixed investment option, or

     . make any transfer during the annuity period that would result in more than four investment options being used at once.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. The use of such transfers may be disruptive to a Fund. We reserve the right to reject any premium payment or transfer request from any person, if in our judgment, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise be potentially adversely affected.

Procedure for transferring your assets

  You may request a transfer in writing or, if you have authorized telephone transfers, by telephone or fax. All transfer requests should be directed to the John Hancock Annuity Servicing Office at the address shown on page 2. Your request should include

     . your name,

     . daytime telephone number,

     . contract number,

     . the names of the investment options being transferred to and from each, and

     . the amount of each transfer.

The request becomes effective on the day we receive your request, in proper form, at the John Hancock Annuity Servicing Office.

Telephone transfers

  Once you have completed a written authorization, you may request a transfer by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

  If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

  The contract you are purchasing was not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

 What fees and charges will be deducted from my contract?

Mortality and expense risk charge

  We deduct a daily charge that compensates us primarily for mortality and expense risks that we assume under the contracts. On an annual basis, this charge equals 0.90% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.)

  In return for mortality risk charge, we assume the risk that annuitants as a class will live longer than expected, requiring us to a pay greater number of annuity payments. In return for the expense risk charge, we assume the risk that our expenses relating to the contracts may be higher than we expected when we set the level of the contracts' other fees and charges, or that our revenues from such other sources will be less.

Administrative services charge

  We deduct a daily charge for administrative and clerical services that the contracts require us to provide.

  On an annual basis, this charge equals 0.35% of the value of the assets you have allocated to the variable investment options. (This charge does not apply to assets you have in our guarantee periods.) However, if your initial premium payment was more than $250,000, we reduce the charge to 0.10%.

Annual contract fee

  Prior to the date of maturity of your contract, we will deduct $ 30 each year from your contract if it has a total value of less than $10,000. We deduct this annual contract fee at the beginning of each contract year after the first contract year. We also deduct it if you surrender your contract. We take the deduction proportionally from each variable investment option and each guarantee period you are then using. We reserve the right to increase the annual contract fee to $50.

Premium taxes

  We make deductions for any applicable premium or similar taxes based on the amount of a premium payment. Currently, certain local jurisdictions assess a tax of up to 5% of each premium payment.

  In most cases, we deduct a charge in the amount of the tax from the total value of the contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each premium payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Withdrawal charge

  If you withdraw some money from your contract prior to the date of maturity ("partial withdrawal") or if you surrender (turn in) your contract, in its entirety, for cash prior to the date of maturity ("total withdrawal" or "surrender"), we may assess a withdrawal charge. Some people refer to this charge as a "contingent deferred withdrawal load." We use this charge to help defray expenses relating to the sales of the contracts, including commissions paid and other distribution costs.

  Here's how we determine the charge: In any contract year, you may withdraw
  ----------------------------------
up to 10% of the total value of your contract (computed as of the beginning of the contract year) without the assessment of any withdrawal charge. We refer to this amount as the "free withdrawal amount." However, if the amount you withdraw or surrender totals more than the free withdrawal amount during the contract year, we will assess a withdrawal charge on any amount of the excess that we attribute to premium payments you made within seven years of the date of the withdrawal or surrender.

  The withdrawal charge percentage depends upon the number of years that have elapsed from the date you paid the premium to the date of its withdrawal, as follows:

          ------------------------------------------------------------
          Years from Date of Premium Payment to
          Date of Surrender or Withdrawal          Withdrawal Charge*
          ------------------------------------------------------------
            7 or more..........................            0%
          ------------------------------------------------------------
            6 but less than 7..................            2%
          ------------------------------------------------------------
            5 but less than 6..................            3%
          ------------------------------------------------------------
            4 but less than 5..................            4%
          ------------------------------------------------------------
            3 but less than 4..................            5%
          ------------------------------------------------------------
            2 but less than 3..................            5%
          ------------------------------------------------------------
            less than 2........................            6%
          ------------------------------------------------------------

  * As a percentage of the amount of such premium that we consider to have been withdrawn (including the withdrawal charge), as explained in the text immediately below.

  Solely for purposes of determining the amount of the withdrawal charge, we assume that each withdrawal (together with any associated withdrawal charge) is a withdrawal first from the earliest premium payment, and then from the next
             -----                                        ----
earliest premium payment, and so forth until all payments have been exhausted. Once a premium payment has been considered to have been "withdrawn" under these procedures, that premium payment will not enter into any future withdrawal charge calculations. For this purpose, we also consider any amounts that we deduct for the annual contract charge to have been withdrawals of premium payments (which means that no withdrawal charge will ever be paid on those amounts).

  The amount of any withdrawal that exceeds any remaining premium payments that have not already been considered as withdrawn will not be subject to any withdrawal charge. This means that no withdrawal charge will apply to any favorable investment experience that you have earned.

  Here's how we deduct the withdrawal charge: We deduct the withdrawal charge
  ------------------------------------------
proportionally from each variable investment option and each guarantee period
--------------
being reduced by the surrender or withdrawal. For example, if 60% of the withdrawal amount comes from a Growth option and 40% from the V.A. Money Market option, then we will deduct 60% of the withdrawal charge from the Growth option and 40% from the V.A. Money Market option. If any such option has insufficient remaining value to cover the charge, we will deduct any shortfall from all of your other investment options, pro-rata based on the value in each. If your contract as a whole has insufficient surrender value to pay the entire charge, we will pay you no more than the surrender value.

  You will find examples of how we compute the withdrawal charge in Appendix B to this prospectus.

  When withdrawal charges don't apply: We don't assess a withdrawal charge in
  -----------------------------------
the following situations:

     . on amounts applied to an annuity option at the contract's date of maturity or to pay a death benefit;

     . on certain withdrawals if you have elected the nursing home rider that waives the withdrawal charge; and

     . on amounts withdrawn to satisfy the minimum distribution requirements for tax qualified plans. (Amounts above the minimum distribution requirements are subject to any applicable withdrawal charge, however.)

  How an MVA affects the withdrawal charge: If you make a withdrawal from a
  ----------------------------------------
guarantee period at a time when the related MVA results in an upward adjustment in your remaining value, we will calculate the withdrawal charge as if you had withdrawn that much less. Similarly, if the MVA results in a downward adjustment, we will compute any withdrawal charge as if you had withdrawn that much more.

Other charges

  We offer, subject to state availability, three optional benefit riders. We charge a separate monthly charge for each rider selected. At the beginning of each month, we charge an amount equal to 1/12/th/ of the following annual percentages:

     --------------------------------------------------------------------
     Stepped up death benefit*      0.15% of total value of your contract
     --------------------------------------------------------------------
     Accidental death benefit       0.10% of total value of your contract
     --------------------------------------------------------------------
     Nursing home waiver            0.05% of that portion of your
                                    contract's total attributable to
                                    premiums that are still value subject
                                    to surrender charges
     --------------------------------------------------------------------
          *Some people refer to this benefit as the "enhanced stepped-up death benefit"

  We deduct the charge proportionally from each of your investment options, based on your value in each.

 How Can I withdraw money from my contract?

Surrenders and partial withdrawals

  Prior to your contract's date of maturity, if the annuitant is living, you may:

     . surrender your contract for a cash payment of its "surrender value," or

     . make a partial withdrawal of the surrender value.

  The surrender value of a contract is the total value of a contract, after any market value adjustment, minus the annual contract fee and any applicable
                         -----
premium tax and withdrawal charges. We will determine the amount surrendered or withdrawn as of the date we receive your request at the John Hancock Annuity Servicing Office.

  Certain surrenders and withdrawals may result in taxable income to you or other tax consequences as described under "Tax information," beginning on page
34. Among other things, if you make a full surrender or partial withdrawal from your contract before you reach age 59 1/2, an additional federal penalty of 10% generally applies to any taxable portion of the withdrawal.

  We will deduct any partial withdrawal proportionally from each of your
                                        --------------
investment options based on the value in each, unless you direct otherwise.

  Without our prior approval, you may not make a partial withdrawal

     . for an amount less than $100, or

     . if the remaining total value of your contract would be less than $1,000.

If your "free withdrawal value" at any time is less than $100, you must withdraw that amount in full, in a single sum, before you make any other partial withdrawals. We reserve the right to terminate your contract if the value of your contract becomes zero.

  You generally may not make any surrenders or partial withdrawals once we begin making payments under an annuity option.

Nursing home waiver of withdrawal charge

  If your state permits, you may purchase an optional nursing home waiver of withdrawal charge rider when you apply for a contract. Under this rider, we will waive withdrawal charge on any withdrawals, provided all the following conditions apply:

     . you become confined to a nursing home beginning at least 90 days after we issue your contract.

     . you remain in the nursing home for at least 90 consecutive days and receive skilled nursing care.

     . we receive your request for a withdrawal and adequate proof of confinement no later than 90 days after discharge from the facility.

     . your confinement is prescribed by a doctor and medically necessary.

You may not purchase this rider if (1) you are older than 75 years at application or (2) if you were confined to a nursing home within the past two years.

  For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

Systematic withdrawal plan

  Our optional systematic withdrawal plan enables you to preauthorize periodic withdrawals. If you elect this plan, we will withdraw a percentage or dollar amount from your contract on a monthly, quarterly, semiannual, or annual basis, based upon your instructions. Unless otherwise directed, we will deduct the requested amount from each applicable investment option in the ratio that the value of each bears to the total value of your contract. Each systematic withdrawal is subject to any withdrawal charge or market value adjustment that would apply to an otherwise comparable non-systematic withdrawal. See "How will the value of my investment in the contract change over time?" beginning on page 12, and "What fees and charges will be deducted from my contract?" beginning on page 17. The same tax consequences also generally will apply.

  The following conditions apply to systematic withdrawal plans:

     . you may elect the plan only if the total value of your contract equals
       $15,000 or more.

     . the amount of each systematic withdrawal must equal at least $100.

     . if the amount of each withdrawal drops below $100 or the total value of your contract becomes less that $5,000, we will suspend the plan and notify you.

     . you may cancel the plan at any time.

     . we reserve the right to modify the terms or conditions of the plan at any time without prior notice.

Dollar cost averaging program

  You may elect, at no cost, to automatically transfer assets from any variable investment option to one or more other variable investment options on a monthly, quarterly, semiannual, or annual basis. The following conditions apply to the dollar cost averaging program:

     . you may elect the program only if the total value of your contract equals
       $15,000 or more.

     . the amount of each transfer must equal at least $250.

     . you may change your dollar cost averaging instructions at any time in writing or, if you have authorized telephone transfers, by telephone.

     . you may discontinue the program at any time.

     . the program automatically terminates when the variable investment option from which we are taking the transfers has been exhausted.

     . automatic transfers to or from guarantee periods are not permitted.

     . we reserve the right to suspend or terminate the program at any time.

 What happens if the annuitant dies before my contract's date of maturity?

Standard death benefit

  If the annuitant dies before your contract's date of maturity, we will pay a standard death benefit, unless you have elected an enhanced death benefit rider. The standard death benefit is the greater of:

     . the total value of your contract, adjusted by any then-applicable market value adjustment, or

     . the total amount of premium payments made, minus any partial withdrawals and related withdrawal charges.

We calculate the death benefit value as of the day we receive, in proper order at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  Unless you have elected an optional method of settlement, we will pay the death benefit in a single sum to the beneficiary you chose prior to the annuitant's death. If you have not elected an optional method of settlement, the beneficiary may do so. However, if the death benefit is less than $5,000, we will pay it in a lump sum, regardless of any election. You can find more information about optional methods of settlement under "Annuity options," beginning on page 31.

Enhanced death benefit riders

  "Stepped-up" death benefit rider: If you are under age 80 when you apply for
   -------------------------------
your contract, you may elect to enhance the standard death benefit by purchasing a stepped-up death benefit rider. Under this rider, if the annuitant dies before the contract's date of maturity, we will pay the beneficiary the greater of:

     . the standard death benefit (described above) or

     . the highest total value of your contract (adjusted by any market value adjustment) as of any anniversary of your contract to date, PLUS any premium payments you have made since that anniversary, MINUS any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

For these purposes, however, we count only those contract anniversaries that occur (1) before we receive proof of death and any required settlement instructions and (2) before the annuitant attains age 80 1/2.

  You may elect this rider ONLY when you apply for the contract and only if this rider is available in your state. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 20 under "What fees and charges will be deducted from my contract?" For a more complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy on request.

  Accidental death benefit rider: If you are under age 80 when you apply for
  ------------------------------
your contract, you may elect to purchase an accidental death benefit rider. In addition to any other death benefit, this rider provides a benefit upon the accidental death of the annuitant prior to the earlier of:

     . the contract's date of maturity, and

     . the annuitant's 80/th/ birthday.

  Under this rider, the beneficiary will receive an amount equal to the total value of the contract as of the date of the accident, up to a maximum of $200,000. We will pay the benefit after we receive, at the John Hancock Annuity Servicing Office:

     . proof of the annuitant's death, and

     . any required instructions as to method of settlement.

  You may elect this rider ONLY when you apply for the contract. As long as the rider is in effect, you will pay a monthly charge for this benefit. For a description of this charge, refer to page 17 under "What fees and charges will be deducted from my contract?" For a complete description of the terms and conditions of this benefit, you should refer directly to the rider. We will provide you with a copy upon request. Not all states allow this benefit.

                            ADDITIONAL INFORMATION

   Contents of this section                                    Starting on page

   Description of JHVLICO..........................................   26

   Who should purchase a contract..................................   26

   How we support the variable investment options..................   27

   How we support the guarantee periods............................   27

   How the guarantee periods work..................................   27

   The accumulation period.........................................   29

   The annuity period..............................................   30

   Variable investment option valuation procedures.................   32

   Distribution requirements following death of owner..............   33

   Miscellaneous provisions........................................   34

   Tax information.................................................   34

   Further information about JHVLICO...............................   39

   Management's discussion and analysis............................   40

   Performance information.........................................   47

   Reports.........................................................   48

   Voting privileges...............................................   48

   Certain changes.................................................   48

   Distribution of contracts.......................................   49

   Experts.........................................................   49

   Registration statement..........................................   49

   Condensed financial information.................................   50

   JHVLICO financial statements....................................   56

   Appendix A - Details About Our Guarantee Periods................   75

   Appendix B - Examples of Withdrawal Charge Calculation..........   79

 Description of JHVLICO

  We are JHVLICO, a stock life insurance company organized, in 1979, under the laws of the Commonwealth of Massachusetts. We have authority to transact business in all states, except New York. We are a wholly-owned subsidiary of John Hancock Life Insurance Company ("John Hancock"), a Massachusetts stock life insurance company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. John Hancock's home office is at John Hancock Place, Boston, Massachusetts 02117. At year end 1999, John Hancock's assets were approximately $71 billion and it had invested approximately $575 million in JHVLICO in connection with JHVLICO's organization and operation.

  It is anticipated that John Hancock will from time to time make additional capital contributions to JHVLICO to enable us to meet our reserve requirements and expenses in connection with our business. John Hancock is committed to make additional capital contributions if necessary to ensure that we maintain a positive net worth.

 Who should purchase a contract?

  We designed these contracts for individuals doing their own retirement planning, including purchases under plans and trusts that do not qualify for special tax treatment under the Internal Revenue Code of 1986 (the "Code"). We provide general federal income tax information for contracts not purchased in connection with a tax qualified retirement plan beginning on page 34. We also designed the contracts for purchase under:

     . traditional individual retirement annuity ("IRA") plans satisfying the requirements of Section 408 of the Code;

     . non-deductible IRA plans ("Roth IRAs") satisfying the requirements of
       Section 408A of the Code;

     . SIMPLE IRA plans adopted under Section 408(p) of the Code;

     . Simplified Employee Pension plans ("SEPs") adopted under Section
       408(k) of the Code;

     . annuity purchase plans adopted under Section 403(b) of the Code by public school systems and certain other tax-exempt organizations; and

     . pension or profit-sharing plans qualified under section 401(a) of the Code.

  When a contract forms part of a tax-qualified plan it becomes subject to special tax law requirements, as well as the terms of the plan documents themselves, if any. Additional requirements may apply to plans that cover a "self-employed individual" or an "owner-employee". Also, in some cases, certain requirements under "ERISA" (the Employee Retirement Income Security Act of 1974) may apply. Requirements from any of these sources may, in effect, take precedence over (and in that sense modify) the rights and privileges that an owner otherwise would have under a contract. Some such requirements may also apply to certain retirement plans that are not tax-qualified.

  We may include certain requirements from the above sources in endorsements or riders to the affected contracts. In other cases, we do not. In no event, however, do we undertake to assure a contract's compliance with all plan, tax law, and ERISA requirements applicable to a tax-qualified or non tax-qualified retirement plan. Therefore, if you use or plan to use a contract in connection with such a plan, you must consult with competent legal and tax advisers to ensure that you know of (and comply with) all such requirements that apply in your circumstances.

  To accommodate "employer-related" pension and profit-sharing plans, we provide "unisex" purchase rates. That means the annuity purchase rates are the same for males and females. Any questions you have as to whether you are participating in an "employer-related" pension or profit-sharing plan should be directed to your employer. Any question you or your employer have about unisex rates may be directed to the John Hancock Annuity Servicing Office.

 How we support the variable investment options

  We hold the Fund shares that support our variable investment options in John Hancock Variable Annuity Account JF (the "Account"), a separate account established by JHVLICO under Massachusetts law. The Account is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets, including the Trusts' shares, belong to JHVLICO. Each contract provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

  All of JHVLICO's general assets also support JHVLICO's obligations under the contracts, as well as all of its other obligations and liabilities. These general assets consist of all JHVLICO's assets that are not held in the Account (or in another separate account) under variable annuity or variable life insurance contracts that give their owners a preferred claim on those assets.

 How we support the guarantee periods

  All of JHVLICO's general assets (discussed above) support its obligations under the guarantee periods (as well as all of its other obligations and liabilities). To hold the assets that support primarily the guarantee periods, we have established a "non-unitized" separate account. With a non-unitized separate account, you have no interest in or preferential claim on any of the assets held in the account. The investments we purchase with amounts you allocated to the guarantee periods belong to us; any favorable investment performance on the assets allocated to the guarantee periods belongs to us. Instead, you earn interest at the guaranteed interest rate you selected, provided that you don't surrender, transfer, or withdraw your assets prior to the end of your selected guarantee period.

 How the guarantee periods work

  Amounts you allocate to the guarantee periods earn interest at a guaranteed rate commencing with the date of allocation. At the expiration of the guarantee period, we will automatically transfer its accumulated value to the Money Market option under your contract, unless you elect to:

     . withdraw all or a portion of any such amount from the contract,

     . allocate all or a portion of such amount to a new guarantee period or periods of the same or different duration as the expiring guarantee period, or

     . allocate all or a portion of such amount to one or more of the variable investment options.

  You must notify us of any such election, by mailing a request to us at the John Hancock Annuity Servicing Office at least 30 days prior to the end of the expiring guarantee period. We will notify you of the end of the guarantee period at least 30 days prior to its expiration. The first day of the new guarantee period or other reallocation will begin the day after the end of the expiring guarantee period.

  We currently make available guarantee periods with durations up to ten years. You may not select a guarantee period if it extends beyond your contract's date of maturity. We reserve the right to add or delete guarantee periods from those that are available at any time for new allocations.

Guaranteed interest rates

  Each guarantee period has its own guaranteed rate. We may, at our discretion, change the guaranteed rate for future guarantee periods. These changes will not affect the guaranteed rates being paid on guarantee periods that have already commenced. Each time you allocate or transfer money to a guarantee period, a new guarantee period, with a new interest rate, begins to run with respect to that amount. The amount allocated or transferred earns a guaranteed rate that will continue unchanged until the end of that period. We will not make available any guarantee period offering a guaranteed rate below 3%.

--------------------------------------------------------------------------------
 We make the final determination of guaranteed rates to be declared. We cannot predict or assure the level of any future guaranteed rates.
--------------------------------------------------------------------------------

  You may obtain information concerning the guaranteed rates applicable to the various guarantee periods, and the durations of the guarantee periods offered at any time by calling the John Hancock Annuity Servicing Office at the telephone number on page 2.

Calculation of market value adjustment ("MVA")

  If you withdraw, surrender, transfer, or otherwise remove money from a guarantee period prior to its expiration date, we will apply a market value adjustment. A market value adjustment also generally applies to:

     . death benefits pursuant to your contract,

     . amounts you apply to an annuity option, and

     . amounts paid in a single sum in lieu of an annuity.

  The market value adjustment increases or decreases your remaining value in the guarantee period. If the value in that guarantee period is insufficient to pay any negative MVA, we will deduct any excess from the value in your other investment options pro-rata based on the value in each. If there is insufficient value in your other investment options, we will in no event pay out more than the surrender value of the contract. Here is how the MVA works:

--------------------------------------------------------------------------------
We compare

        . the guaranteed rate of the guarantee period from which the assets are being taken with

        . the guaranteed rate we are currently offering for guarantee periods of the same duration as remains on guarantee period from which the assets are being taken.

If the first rate exceeds the second by more than 1/2 %, the market value adjustment produces an increase in your contract's value.

If the first rate does not exceed the second by at least 1/2 %, the market value adjustment produces a decrease in your contract's value.
--------------------------------------------------------------------------------

  For this purpose, we consider that the amount withdrawn from the guarantee period includes the amount of any negative MVA and is reduced by the amount of any positive MVA.

  The mathematical formula and sample calculations for the market value adjustment appear in Appendix A.

 The accumulation period

Your value in our variable investment options

  Each premium payment or transfer that you allocate to a variable investment option purchases accumulation units of that variable investment option. Similarly, each withdrawal or transfer that you take from a variable investment option (as well as certain charges that may be allocated to that option) result in a cancellation of such accumulation units.

Valuation of accumulation units

  To determine the number of accumulation units that a specific transaction will purchase or cancel, we use the following formula:

--------------------------------------------------------------------------------
dollar amount of transaction
                                  divided by
value of one accumulation unit for the applicable variable investment option at the time of such transaction
--------------------------------------------------------------------------------

  The value of each accumulation unit will change daily depending upon the investment performance of the fund that corresponds to that variable investment option and certain charges we deduct from such investment option. (See below under "Variable investment option valuation procedures.")

  Therefore, at any time prior to the date of maturity, the total value of your contract in a variable investment option can be computed according to the following formula:

--------------------------------------------------------------------------------
number of accumulation units in the variable investment options times
value of one accumulation unit for the applicable variable investment option at that time
--------------------------------------------------------------------------------

Your value in the guarantee periods

  On any date, the total value of your contract in a guarantee period equals:

     . the amount of premium payments or transferred amounts allocated to the guarantee period, minus

     . the amount of any withdrawals or transfers paid out of the guarantee period, minus

     . the amount of any negative market value adjustments resulting from such withdrawals or transfers, plus

     . the amount of any positive market value adjustments resulting from such withdrawals and transfers, minus

     . the amount of any charges and fees deducted from that guarantee period, plus

     . interest compounded daily on any amounts in the guarantee period from time to time at the effective annual rate of interest we have declared for that guarantee period.

 The annuity period

Date of maturity

  Your contract specifies the date of maturity, when payments from one of our annuity options are scheduled to begin. You initially choose a date of maturity when you complete your application for a contract. Unless we otherwise permit, the date of maturity must be

     . at least 6 months after the date the first premium payment is applied to your contract and

     . no later than the maximum age specified in your contract (normally age
       95).

  Subject always to these requirements, you may subsequently select an earlier date of maturity. The John Hancock Annuity Servicing Office must receive your new selection at least 31 days prior to the new date of maturity, however. Also, if you are selecting or changing your date of maturity for a contract issued under a tax qualified plan, special limits apply. (See "Contracts purchased for a tax-qualified plan," beginning on page 35.)

Choosing fixed or variable annuity payments

  During the annuity period, the total value of your contract must be allocated to no more than four investment options. During the annuity period, we do not offer the guarantee periods. Instead, we offer annuity payments on a fixed basis as one investment option, and annuity payments on a variable basis for EACH variable investment option.

  We will generally apply (1) amounts allocated to the guarantee periods as of the date of maturity to provide annuity payments on a fixed basis and (2) amounts allocated to variable investment options to provide annuity payments on a variable basis. If you are using more than four investment options on the date of maturity, we will divide your contract's value among the four investment options with the largest values (directing all guarantee periods as a single option), pro-rata based on the amount of the total value of your contract that you have in each.

  We will make a market value adjustment to any remaining guarantee period amounts on the date of maturity, before we apply such amounts to an annuity payment option. We will also deduct any premium tax charge, if applicable.

  Once annuity payments begin, you may not make transfers from fixed to variable or from variable to fixed.

Selecting an annuity option

  Each contract provides, at the time of its issuance, for annuity payments to commence on the date of maturity pursuant to Option A: "life annuity with 10 years guaranteed" (discussed under "Annuity options" on page 31).

  Prior to the date of maturity, you may select a different annuity option. However, if the total value of your contract on the date of maturity is not at least $5,000, Option A: "life annuity with 10 years guaranteed" will apply, regardless of any other election that you have made. You may not change the form of annuity option once payments commence.

  If the initial monthly payment under an annuity option would be less than $50, we may make a single sum payment equal to the total surrender value of your contract on the date the initial payment would be payable. Such single payment would replace all other benefits.

  Subject to that $50 minimum limitation, your beneficiary may elect an annuity option if:

     . you have not made an election prior to the annuitant's death;

     . the beneficiary is entitled to payment of a death benefit of at least
       $5,000 in a single sum; and

     . the beneficiary notifies us of the election prior to the date the proceeds become payable.

Variable monthly annuity payments

  We determine the amount of the first variable monthly payment under any variable investment option by using the applicable annuity purchase rate for the annuity option under which the payment will be made. The contract sets forth these annuity purchase rates. In most cases they vary by the age and gender of the annuitant or other payee.

  The amount of each subsequent variable annuity payment under that variable investment option depends upon the investment performance of that variable investment option. Here's how it works:

     . we calculate the actual net investment return of the variable investment option (after deducting all charges) during the period between the dates for determining the current and immediately previous monthly payments.

     . if that actual net investment return exceeds the "assumed investment rate" (explained below), the current monthly payment will be larger than the previous one.

     . if the actual net investment return is less than the assumed investment rate, the current monthly payment will be smaller than the previous one.

  Assumed investment rate: The assumed investment rate for any variable portion
  -----------------------
of your annuity payments will be 3 1/2 % per year, except as follows.

  You may elect an assumed investment rate of 5% or 6%, provided such a rate is available in your state. If you elect a higher assumed investment rate, your initial variable annuity payment will also be higher. Eventually, however, the monthly variable annuity payments may be smaller than if you had elected a lower assumed investment rate.

Fixed monthly annuity payments

  The dollar amount of each fixed monthly annuity payment is specified during the entire period of annuity payments, according to the provisions of the annuity option selected. To determine such dollar amount we first, in accordance with the procedures described above, calculate the amount to be applied to the fixed annuity option as of the date of maturity. We then subtract any applicable premium tax charge and divide the difference by $1,000.

  We then multiply the result by the greater of:

     . the applicable fixed annuity purchase rate shown in the appropriate table in the contract; or

     . the rate we currently offer at the time of annuitization. (This current rate may be based on the sex of the annuitant, unless prohibited by law.)

Annuity options

  Here are some of the annuity options that are available, subject to the terms and conditions described above. We reserve the right to make available optional methods of payment in addition to those annuity options listed here and in your contract.

  Option A: life annuity with payments for a guaranteed period - We will make monthly payments for a guaranteed period of 5, 10, or 20 years, as selected by you or your beneficiary, and after such period for as long as the payee lives.

  If the payee dies prior to the end of such guaranteed period, we will continue payments for the remainder of the guarantee period to a contingent payee, subject to the terms of any supplemental agreement issued.

  Federal income tax requirements currently applicable to contracts used with H.R. 10 plans and individual retirement annuities provide that the period of years guaranteed under Option A cannot be any greater than the joint life expectancies of the payee and his or her designated beneficiary.

  Option B: life annuity without further payment on death of payee: - We will make monthly payments to the payee as long as he or she lives. We guarantee no minimum number of payments.

  Option C: joint and last survivor - We will provide payments monthly, quarterly, semiannually, or annually, for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments to the surviving payee. All payments stop at the death of the surviving payee.

  Option D: joint and 1/2 survivor; or joint and 2/3 survivor - We will provide payments monthly, quarterly, semiannually, and annually for the payee's life and the life of the payee's spouse/joint payee. Upon the death of one payee, we will continue payments (reduced to 1/2 or 2/3 the full payment amount) to the surviving payee. All payments stop at the death of the surviving payee.

  Option E: life income with cash refund - We will provide payments monthly, quarterly, semiannually, or annually for the payee's life. Upon the payee's death, we will provide a contingent payee with a lump-sum payment, if the total payments to the payee were less than the accumulated value at the time of annuitization. The lump-sum payment, if any, will be for the balance.

  Option F: income for a fixed period - We will provide payments monthly, quarterly, semiannually, or annually for a pre-determined period of time to a maximum of 30 years. If the payee dies before the end of the fixed period, payments will continue to a contingent payee until the end of the period.

  Option G: income of a specific amount - We will provide payments for a specific amount. Payments will stop only when the amount applied and earnings have been completely paid out. If the payee dies before receiving all the payments, we will continue payments to a contingent payee until the end of the contract.

  With Options A, B, C, and D, we offer both fixed and/or variable annuity payments. With Options E, F, and G, we offer only fixed annuity payments. Payments under Options F and G must continue for 10 years, unless your contract has been in force for 5 years or more.

  If the payee is more than 85 years old on the date of maturity, the following two options are not available:

     . Option A: "life annuity with 5 years guaranteed" and

     . Option B: "life annuity without further payment on the death of payee."

 Variable investment option valuation procedures

  We compute the net investment return and accumulation unit values for each variable investment option as of the end of each business day. A business day is any date on which the New York Stock Exchange is open for regular trading. Each business day ends at the close of regular trading for the day on that exchange. Usually this is 4:00 p.m., Eastern time. On any date other than a business day, the accumulation unit value or annuity unit value will be the same as the value at the close of the next following business day.

 Distribution requirements following death of owner

  If you did not purchase your contract under a tax qualified plan (as that term is used below), the Code requires that the following distribution provisions apply if you die. We summarize these provisions in the box below. In most cases, these provisions do not cause a problem if you are also the annuitant under your policy. If you have designated someone other than yourself as the annuitant, however, your heirs will have less discretion than you would have had in determining when and how the contract's value would be paid out.

  The Code imposes very similar distribution requirements on contracts used to fund tax qualified plans. We provide the required provisions for tax qualified plans in separate disclosures and endorsements.

  Notice of the death of an owner or annuitant should be furnished promptly to the John Hancock Annuity Servicing Office.


 If you die before annuity payments have begun:

       . if the contract's designated beneficiary is your surviving spouse, your spouse may continue the contract in force as the owner.

       . if the beneficiary is not your surviving spouse OR if the beneficiary is your surviving spouse but chooses not to continue the contract, the entire interest (as discussed below) in the contract on the date of your death must be:

       (1) paid out in full within five years of your death or

       (2) applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death

  If you are the annuitant, as well as the owner, the entire interest in the contract on the date of your death equals the death benefit that then becomes payable. If you are the owner but not the annuitant, the entire interest equals

       . the surrender value if paid out in full within five years of your death, or

       . the total value of your contract applied in full towards the purchase of a life annuity on the beneficiary with payments commencing within one year of your death.

 If you die on or after annuity payments have begun

       . any remaining amount that we owe must be paid out at least as rapidly as under the method of making annuity payments that is then in use.

----------------------------------------------------------

 Miscellaneous provisions

Assignment; change of owner or beneficiary

  To qualify for favorable tax treatment, certain contracts can't be sold; assigned; discounted; or pledged as collateral for a loan, as security for the performance of an obligation, or for any other purpose, unless the owner is a trustee under section 401(a) of the Internal Revenue Code.

  Subject to these limits, while the annuitant is alive, you may designate someone else as the owner by written notice to the John Hancock Annuity Servicing Office. The contract designates the person you choose as beneficiary. You may change the beneficiary by written notice no later than receipt of due proof of the death of the annuitant. Changes of owner or beneficiary will take effect whether or not you or the annuitant is then alive. However, these changes are subject to:

     . the rights of any assignees of record,

     . any action taken prior to receipt of the notice, and

     . certain other conditions.

  An assignment, pledge, or other transfer may be a taxable event. See "Tax information" below. Therefore, you should consult a competent tax adviser before taking any such action.

 Tax information

Our income taxes

  We are taxed as a life insurance company under the Internal Revenue Code (the "Code"). The Account is taxed as part of our operations and is not taxed separately.

  The contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the contracts or the Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Contracts not purchased to fund a tax qualified plan

Page 41

 Undistributed gains

  We believe the contracts will be considered annuity contracts under Section of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your contract until we actually distribute assets to you.

  However, a contract owned other than by a natural person does not generally qualify as an annuity for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an owner in the year earned.

   Annuity payments

  When we make payments under a contract in the form of an annuity, each payment will result in taxable ordinary income to the payee, to the extent that each such payment exceeds an allocable portion of your "investment in the contract" (as defined in the Code). In general, your "investment in the contract" equals the aggregate amount of premium payments you have made over the life of the contract, reduced by any amounts previously distributed from the contract that were not subject to tax.

  The Code prescribes the allocable portion of each such annuity payment to be excluded from income according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. After the entire "investment in the contract" has been distributed, any remaining payment is fully taxable.

   Surrenders and withdrawals before date of maturity

  When we make a single sum payment from a contract, you have ordinary taxable income, to the extent the payment exceeds your "investment in the contract" (discussed above). Such a single sum payment can occur, for example, if you surrender your contract or if no annuity payment option is selected for a death benefit payment.

  When you take a partial withdrawal from a contract, including a payment under a systematic withdrawal plan, all or part of the payment may constitute taxable ordinary income to you. The taxable portion generally equals the amount, if any, by which the payment exceeds your then investment in the contract. If you assign or pledge any part of your contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

  For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all annuity contracts issued by JHVLICO or its affiliates to the owner within the same calendar year will be treated as if they were a single contract.

   Penalty for premature withdrawals

  The taxable portion of any withdrawal or single sum payment may also trigger an additional 10% penalty tax. The penalty tax does not apply to payments made to you after age 59 1/2, or on account of your death or disability. Nor will it apply to withdrawals in substantially equal periodic payments over the life of the payee (or over the joint lives of the payee and the payee's beneficiary).

   Puerto Rico annuity contracts not purchased to fund a tax qualified plan

  Under the Puerto Rico tax laws, distributions from a contract not purchased to fund a tax qualified plan ("Non-Qualified Contract") before annuitization are treated as non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions are fully taxable. Distributions after annuitization are treated as part taxable income and part non-taxable return of principal. The amount excluded from gross income after annuitization is equal to the amount of the distribution in excess of 3% of the total purchase payments paid, until an amount equal to the total purchase payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. Puerto Rico does not currently impose an early withdrawal penalty tax. Generally, Puerto Rico does not require income tax to be withheld from distributions of income.

Diversification requirements

  Each of the funds of the Trusts intends to qualify as a regulated investment company under Subchapter M of the Code and meet the investment diversification tests of Section 817(h) of the Code and the underlying regulations. Failure to do so could result in current taxation to you on gains in your contract for the year in which such failure occurred and thereafter.

  The Treasury Department or the Internal Revenue Service may, at some future time, issue a ruling or regulation presenting situations in which it will deem contract owners to exercise "investor control" over the fund shares that are attributable to their contracts. The Treasury Department has said informally that this could limit the number or frequency of transfers among variable investment options. This could cause you to be taxed as if you were the direct owner of your allocable portion of fund shares. We reserve the right to amend the contracts or the choice of investment options to avoid, if possible, current taxation to the owners. Contracts purchased for a tax qualified plan

  We have no responsibility for determining whether a particular retirement plan satisfies the applicable requirements of the Code or whether a particular employee is eligible for inclusion under a plan.

   Withholding on rollover distributions

  The tax law requires us to withhold 20% from certain distributions from tax qualified plans. We do not have to make the withholding, however, if you rollover your entire distribution to another plan and you request us to pay it directly to the successor plan. Otherwise, the 20% mandatory withholding will reduce the amount you can rollover to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before making such a distribution.

   Contracts purchased as traditional IRAs

  A traditional individual retirement annuity (as defined in Section 408 of the Code) generally permits an eligible purchaser to make annual contributions which cannot exceed the lesser of (a) 100% of compensation includable in your gross income, or (b) $2,000 per year. You may also purchase an IRA contract for the benefit of your spouse (regardless of whether your spouse has a paying job).

 You can generally contribute up to $2,000 for each of you and your spouse (or, if less, your combined compensation).

  You may be entitled to a full deduction, a partial deduction or no deduction for your traditional IRA contribution on your federal income tax return. The amount of your deduction is based on the following factors:

 . whether you or your spouse is an active participant in an employer sponsored retirement plan,

 . your federal income tax filing status, and

 . your "Modified Adjusted Gross Income".

  Your traditional IRA deduction is subject to phase out limits, based on your Modified Adjusted Gross Income, which are applicable according to your filing status and whether you or your spouse are active participants in an employer sponsored retirement plan. You can still contribute to a traditional IRA even if your contributions are not deductible.

  If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or any annuity payment, may be excluded from your taxable income when you receive the proceeds. In general, all other amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a contract not purchased under a tax-qualified plan, you may incur additional adverse tax consequences if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply similar to those described above for such non-qualified contracts).

  The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the owner attains age 70 1/2.

   Contracts purchased as Roth IRAs

  In general, you may make purchase payments of up to $2,000 each year for a type of non-deductible IRA contract, known as a Roth IRA. Any contributions made during the year for any other IRA you have will reduce the amount you otherwise could contribute to a Roth IRA. Also, the $2000 maximum for a Roth IRA phases out for single taxpayers with adjusted gross incomes between $ 95,000 and $110,000, for married taxpayers filing jointly with adjusted gross incomes between $150,000 and $160,000, and for a married taxpayer filing separately with adjusted gross income between $0 and $10,000.

  If you hold your Roth IRA for at least five years the payee will not owe any federal income taxes or early withdrawal penalties on amounts paid out from the contract:

 . after you reach age 59 1/2,

 . on your death or disability, or

 . to qualified first-time homebuyers (not to exceed a lifetime limitation of $10,000) as specified in the Code.

  The Code treats payments you receive from Roth IRAs that do not qualify for the above tax free treatment first as a tax-free return of the contributions you made. However, any amount of such non-qualifying payments or distributions that exceed the amount of your contributions is taxable to you as ordinary income and possibly subject to the 10% penalty tax.

  You can convert a traditional IRA to a Roth IRA, unless:

 . you have adjusted gross income over $100,000, or

 . you are a married taxpayer filing a separate return.

The $2,000 Roth IRA contribution limit does not apply to converted amounts.

  You must, however, pay tax on any portion of the converted amount that would have been taxed if you had not converted to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.

   Contracts purchased under SIMPLE IRA plans

  In general, a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. As an eligible employee of the business, you may make pre-tax contibutions to the SIMPLE IRA plan. You may specify the percentage of compensation that you want to contribute under a qualified salary reduction arrangement, provided the amount does not exceed certain contribution limits (currently $6,000 a year). Your employer must elect to make a matching contribution of up to 3% of your compensation or a non-elective contribution equal to 2% of your compensation.

   Contracts purchased under Simplified Employee Pension plans (SEPs)

  SEPs are employer sponsored plans that may accept an expanded rate of contributions from one or more employers. Employer contributions are flexible, subject to certain limits under the Code, and are made entirely by the business owner directly to a SEP-IRA owned by the employee. Contributions are tax-deductible by the business owner and are not includable in income by employees until withdrawn. The maximum amount that may be contributed to an SEP is the lesser of 15% of compensation or the IRS compensation limit for the year ($170,000 for the year 2000).

   Contracts purchased under Section 403(b) plans

  Under these tax-sheltered annuity arrangements, public school systems and certain tax-exempt organizations can make premium payments into contracts owned by their employees that are not taxable currently to the employee.

  The amount of such non-taxable contributions each year:

 . is limited by a maximum (called the "exclusion allowance") that is computed in accordance with a formula prescribed under the Code;

 . may not, together with all other deferrals the employee elects under other tax-qualified plans, exceed $10,500 (subject to cost of living increases); and

 . is subject to certain other limits (described in Section 415 of the Code).

  When we make payments from a 403(b) contract on surrender of the contract, partial withdrawal, death of the annuitant, or commencement of an annuity option, the payee ordinarily must treat the entire payment as ordinary taxable income.

  Moreover, the Code prohibits distributions from a 403(b) contract before the employee reaches age 59 1/2, except:

 . on the employee's separation from service, death, or disability,

 . with respect to distributions of assets held under a 403(b) contract as of December 31, 1988, and

 . transfers and exchanges to other products that qualify under Section 403(b).

   Contracts purchased for pension and profit sharing plans qualified under
   Section 401(a)

  In general, an employer may deduct from its taxable income premium payments it makes under a qualified pension or profit-sharing plan described in Section 401(a) of the Code. Employees participating in the plan generally do not have to pay tax on such contributions when made. Special requirements apply if a 401(a) plan covers an employee classified under the Code as a "self-employed individual" or as an "owner-employee."

  Annuity payments (or other payments, such as upon withdrawal, death or surrender) generally constitute taxable income to the payee; and the payee must pay income tax on the amount by which a payment exceeds its allocable share of the employee's "investment in the contract" (as defined in the Code), if any. In general, an employee's "investment in the contract" equals the aggregate amount of premium payments made by the employee.

  The non-taxable portion of each annuity payment is determined, under the Code, according to one formula if the payments are variable and a somewhat different formula if the payments are fixed. In each case, speaking generally, the formula seeks to allocate an appropriate amount of the investment in the contract to each payment. Favorable procedures may also be available to taxpayers who had attained age 50 prior to January 1, 1986.

  IRS required minimum distributions to the employee must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

   Contracts purchased for "top-heavy" plans

  Certain plans may fall within the definition of "top-heavy plans" under
Section 416 of the Code. This can happen if the plan holds a significant amount of its assets for the benefit of "key employees" (as defined in the Code). You should consider whether your plan meets the definition. If so, you should take care to consider the special limitations applicable to top-heavy plans and the potentially adverse tax consequences to key employees.

   Tax-free rollovers

  The discussion above covers certain fully or partially tax-free "rollovers" from a regular IRA to a Roth IRA. You may also make a tax-free rollover from

 . a traditional IRA to another traditional IRA,

 . any tax-qualified plan to a traditional IRA, and

 . any tax-qualified plan to another tax-qualified plan of the same type (i.e.
  403(b) to 403(b), corporate plan to corporate plan, etc.)

  We do not have to withhold tax if you roll over your entire distribution and you request us to pay it directly to the successor plan. Otherwise, 20% mandatory withholding will apply and reduce the amount you can roll over to the new plan, unless you add funds to the rollover from other sources. Consult a qualified tax adviser before taking such a distribution.

   Puerto Rico annuity contracts purchased to fund a tax-qualified plan

  The provisions of the tax laws of Puerto Rico vary significantly from those under the Internal Revenue Code of the United States with respect to the various "tax qualified" plans described above. Although JHVLICO currently offers variable annuity contracts in Puerto Rico in connection with "tax qualified" plans, the text of the prospectus under the subsection "Contracts purchased for a tax qualifed plan" is inapplicable in Puerto Rico and should be disregarded.

     See your own tax adviser

  The above description of Federal income tax consequences to owners of and payees under contracts, and of the different kinds of tax qualified plans which may be funded by the contracts, is only a brief summary and is not intended as tax advice. The rules under the Code governing tax qualified plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should consult a qualified tax adviser.

 Further information about JHVLICO

Description of JHVLICO

  We are JHVLICO, a stock life insurance company, organized in 1979 under the laws of the Commonwealth of Massachusetts. JHVLICO commenced operations in 1980. Currently, JHVLICO writes variable and universal life insurance policies and variable annuity contracts in all states except New York. JHVLICO is wholly-owned by John Hancock Life Insurance Company (formerly known as John Hancock Mutual Life Insurance Company, hereinafter referred to as "JHLICO" or "John Hancock"), a life insurance company organized under the laws of Massachusetts in 1862. Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e. demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc. which is a holding company. In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering price of $17 per share. At December 31, 1999, JHVLICO had $74.8 billion of life insurance in force.

  JHVLICO markets its policies through

 . John Hancock's sales organization, which includes a career agency system composed of company-supported independent general agencies, and

 . various unaffiliated broker-dealers and certain financial institutions with which John Hancock and JHVLICO have sales agreements.

  In 1993, JHVLICO acquired Colonial Penn Annuity and Life Insurance Company and renamed it John Hancock Life Insurance Company of America. On March 5, 1998, the name of the company was changed from John Hancock Life Insurance Company of America to Investors Partner Life Insurance Company ("IPL"). At December 31, 1998, IPL's principal business consisted of a run-off of a block of single premium whole life insurance. More information about IPL is contained in Note 2 to JHVLICO's Financial Statements, beginning on page 66.

Selected financial data

  You should read the following financial data for JHVLICO along with:

 . "Management's Discussion and Analysis of Financial Condition and Results of
  Operations", immediately following this section, and

 . JHVLICO's financial statements and the notes to the financial statements, beginning on page 57.

  Past results do not necessarily indicate future results. The selected financial data and financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners ("NAIC") ("statutory accounting practices."). See Note 1 to JHVLICO's financial statements, beginning on page 61, for additional information about the accounting practices.

SELECTED FINANCIAL DATA

                                                  Year ended     Year ended     Year ended    Year ended     Year ended
                                                 December 31,   December 31,   December 31,  December 31,   December 31,
                                                     1999           1998           1997          1996           1995
                                                (in millions)  (in millions)  (in millions) (in millions)  (in millions)
                                                -------------  -------------  ------------- -------------  -------------
     INCOME STATEMENT DATA
           Premiums                               $    950.8    $  1,272.3     $    872.7    $    820.6     $    570.9
           Net investment income                       136.0         122.8           89.7          76.1           62.1
           Other income, net                           605.4         618.1          449.1         427.7           98.7
                                                  ----------    ----------     ----------    ----------     ----------
                    TOTAL REVENUES                $  1,692.2       2,013.2        1,411.5       1,324.4          731.7
           Total benefits and expenses            $  1,573.6       1,963.9        1,342.5       1,249.0          672.2
           Income tax expense                           42.9          33.1           38.5          38.6           28.4
           Net realized capital gains (losses)          (1.7)         (0.6)          (3.0)         (1.5)           0.5
                                                  ----------    ----------     ----------    ----------     ----------
           Net gain                                     74.0    $     15.6     $     27.5    $     35.3     $     31.6
                    BALANCE SHEET DATA
           Total assets                           $ 10,613.0    $  8,599.0     $  6,521.5    $  4,567.8     $  3,446.3
           Total obligations                        10,216.0       8,268.2        6,199.8       4,284.7        3,197.6
                                                  ----------    ----------     ----------    ----------     ----------
           Total stockholder's equity                  397.0    $    330.8     $    321.7    $    283.1     $    248.7

MANAGEMENT'S DISCUSSION AND ANALYSIS

Financial condition

  During the past fiscal year, JHVLICO's total assets grew primarily due to the growth in the total assets of the JHVLICO's separate accounts due to increased sales of variable life and variable annuity products as well as market appreciation on separate account assets as a result of strong market performance.

  Likewise, its total obligations grew. Total stockholder's equity also grew during this period. The following chart shows percentage growth in total assets, total obligations and total stockholder's equity for the twelve-month period ended December 31, 1999:

                                                              Year ended     Year ended
                                                             December 31,   December 31,
                                                                 1999           1998
                                                            (in millions)  (in millions)   % change
                                                            -------------  -------------   --------
        Total assets -  JHVLICO                             $ 10,613.0      $ 8,599.0        23.4%
        Total assets -  JHVLICO separate accounts           $  8,268.2      $ 6,595.2        25.4%
        Total obligations - JHVLICO                         $ 10,216.0      $ 8,268.2        23.6%
        Total obligations - JHVLICO separate accounts       $  8,261.6      $ 6,589.4        25.4%
        Total shareholder equity                            $    397.0      $   330.8        20.0%

  Separate account assets and liabilities consist primarily of the fund balances associated with JHVLICO's variable life and annuity business. The asset holdings include fixed income, equity, growth, total return, real estate, global, and international mutual funds with liabilities representing amounts due to policyholders.

  During the 1998 fiscal year, a similar pattern of growth occurred. It is shown on the following chart:

                                                               Year ended         Year ended
                                                               December 31,       December 31,
                                                                  1998               1997
                                                              (in millions)      (in millions)    % change
                                                              -------------      -------------    --------
          Total assets - JHVLICO                               $ 8,599.0         $ 6,521.5         31.9%
          Total assets - JHVLICO separate accounts             $ 6,595.2         $ 4,691.1         40.6%
          Total obligations - JHVLICO                          $ 8,268.2         $ 6,199.8         33.4%
          Total obligations - JHVLICO separate accounts        $ 6,589.4         $ 4,685.7         40.6%
          Total stockholder's equity                           $   330.8         $   321.7          2.8%

  JHVLICO's bond portfolio remains highly diversified. It maintains the diversity of its bond portfolio by:

     . investing in a wide variety of geographic regions and industry groups, and

     . limiting the size of individual investment relative to the total portfolio.

  JHVLICO invests new money predominantly in long-term investment grade corporate bonds. As a result, 86.0% of JHVLICO's general account bonds were investment grade bonds, and 9.8% were medium grade bonds as of December 31, 1999. The corresponding percentages as of December 31, 1998, were 86.1% and 10.8%, respectively. For medium grade bonds, JHVLICO invests mostly in private placements that provide long-term financing for medium size companies. These bonds typically are protected by individually negotiated financial covenants and/or collateral. As of December 31, 1999, the remaining 4.2% of JHVLICO's total general account bonds consisted of lower grade bonds and bonds in default. Bonds in default represent 0.8% of JHVLICO's general account bonds.

  Management believes JHVLICO's commercial mortgage lending practices continue to be strong. JHVLICO generally makes mortgage loans against properties with proven track records and high occupancy levels. Typically, JHVLICO does not make construction or condominium loans nor lend more than 75% of the property's value at the time of the loan. JHVLICO uses a computer based mortgage risk analysis system in managing the credit risk related to its mortgage loans.

  JHVLICO has outstanding commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The corresponding amounts at December 31, 1998 were $5.9 million and $24.8 million, respectively. JHVLICO monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. Most of the commitments at December 31, 1999 expire in 2000.

Reserves and obligations

  JHVLICO's obligations consist primarily of aggregate reserves for life policies and annuity contracts. As of December 31, 1999, JHVLICO's general account reserves totaled $1,866.6 million and its separate account obligations totaled $8,261.6 million. As of December 31, 1998, the corresponding amounts were $1,652.0 million and $6,589.4 million, respectively. JHVLICO computes these liabilities in accordance with commonly accepted actuarial standards. Its actuarial assumptions are in accordance with, or more conservative than, those called for in state regulations. Total reserves meet the requirements of Massachusetts insurance laws.

  Every year, JHVLICO performs reserve adequacy testing, usually during the fourth quarter. Intensive asset adequacy testing was performed in 1999 for the vast majority of reserves. During 1999 and 1998, JHVLICO made no refinements to reserves.

  JHVLICO's investment reserves include the asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") required by the NAIC and state insurance regulatory authorities. The AVR stabilizes statutory surplus from non- interest related fluctuations in the market value of bonds, stocks, mortgage loans, real estate and other invested assets. The AVR generally captures realized and unrealized capital gains or losses on such assets, other than those resulting from interest rate changes.

  Each year, the amount of an insurer's AVR will fluctuate as the non-interest related capital gains and/ or losses are absorbed by the reserve. To adjust for such changes over time, an annual contribution must be made to the AVR equal to 20% of the difference between the AVR reserve objective (as determined annually according to the type and quality of an insurer's assets) and the actual AVR.

  JHVLICO includes the AVR in its obligations. Its AVR was $23.1 million at December 31, 1999, and $21.9 million as of December 31, 1998. During 1998, JHVLICO made a voluntary contribution of $0.7 million to the AVR. Such contributions may result in a slower rate of growth of, or a reduction to, stockholder's equity. During 1999, there have been no voluntary contributions to the AVR. Changes in the AVR are accounted for as direct increases or decreases in stockholder's equity. The impact of the AVR on JHVLICO's stockholder's equity position will depend, in part, on JHVLICO's investment portfolio.

  The IMR captures realized capital gains and losses (net of taxes) on fixed income investments (primarily bonds and mortgage loans) resulting from changes in interest rate levels. JHVLICO does not reflect these amounts in its stockholder equity account but amortizes them into net investment income over the estimated remaining lives of the investments disposed. At December 31, 1999 and December 31, 1998, JHVLICO's IMR balance was $7.4 million and $10.7 million, respectively. The impact on the IMR on JHVLICO's stockholder's equity depends upon the amount of future interest related capital gains and losses on fixed income investments.

Results of operations

  1999 compared to 1998

  Net gains from operations, before net realized capital gains/losses, totaled $75.7 million in 1999, a $59.5 million increase over 1998. The increase in the gain is due principally to continued growth in the annuity line of business within JHVLICO. This line of business had a growth in net gain of $25.6 million due to higher separate account fees and expense allowances on business reinsured with John Hancock. The remaining $33.9 million increase in net gain is due to the Universal Life line of business which had higher net investment income and lower premium taxes during 1999 compared with 1998.

  During 1999, total revenues decreased by 15.9% (or $321.0 million) to $1,692.2 million. Premium, net of premium ceded to reinsurers, decreased by 25.3% (or $321.5 million) to $950.8 million. This decrease in premium is primarily due to large single premium ($340.0 million) bank owned life insurance sales that occurred during 1998 which have not recurred during 1999. Net investment income increased by 10.7% (or $13.2 million) to $136.0 million. This increase is primarily due to a 4.6% (or $4.4 million) increase in gross income on long-term bonds, and a 25.3% (or $6.3 million) increase in gross income on commercial and agricultural mortgages. The increases can both be attributed to an increased asset base. Other income decreased by $12.7 million primarily as a result of reserve adjustments on reinsurance ceded.

  During 1999, total benefits and expenses decreased by 19.9% (or $ 390.3 million) to $1,573.6 million. Benefit payments and additions to reserves decreased by 25.5% (or $422.9 million) to $1,238.7 million. This decrease is primarily the result of a bank owned life insurance reserve increase in 1998 of $380.1 million that did not recur in 1999. Insurance expenses increased by 14.7% (or $40.2 million) to $314.4 million. This consists of an $11.3 million increase in commission expenses resulting from the sale of new and renewal business, and a $28.9 million increase in the expenses of providing services to policyholders.

   1998 compared to 1997

  Net gain from operations, before net realized capital losses, totaled $16.2 million in 1998, $14.3 million lower than in 1997. A net loss of $9.8 million in 1998 resulting from the individual annuity line of business contributed significantly to this decrease in operating gain. First year commissions and taxes on sales of $340.0 million of bank owned life insurance further diminished the gain.

  During 1998, total revenues increased by 42.6% (or $601.7 million) to $2,013.2 million. Premium, net of premium ceded to reinsurers, increased by 45.8% (or $399.6 million) to $1,272.3 million. This increase is principally due to the sale of a single-premium bank owned life insurance policy with a premium of $340.0 million. Net investment income increased by 36.9% (or $33.1 million) to $122.8 million. This increase is primarily due to a 47.8% (or $31.0 million) increase in gross income on long-term bonds, and a 27.8% (or $5.4 million) increase in gross income on commercial mortgages. The increases can both be attributed to an increased asset base. Other income increased by $ 169.0 million as a result of reserve adjustments on reinsurance ceded.

  During 1998, total benefits and expenses increased by 46.3% (or $621.4 million) to $1,963.9 million. Benefit payments and additions to reserves increased by 52.4% (or $571.4 million) to $1,661.6 million. This increase is largely the result of an increase in reserves of $297.4 million associated with the sale of bank owned life insurance. Insurance expenses increased by 17.6% (or $41.0 million) to $274.2 million. This consists of a $27.3 million increase in commission expenses resulting from the sale of new and renewal business, and a $13.7 million increase in the expenses of providing services to policyholders.

Liquidity and capital resources

  JHVLICO's liquidity resources for the past two fiscal years were as follows:


                                 Year ended           Year ended
                             December 31, 1999    December 31, 1998
     Type of Investments       (in millions)        (in millions)
     -------------------       -------------        -------------

Cash and short-term
  investments                    $ 250.1                $  19.9
Public bonds                     $ 454.1                $ 461.9
Investment-grade private
  placement bonds                $ 609.4                $ 619.9

  In addition, JHVLICO's separate accounts are highly liquid and available to meet most outflow needs for variable life insurance.

  JHVLICO's management believes the liquidity resources of $1,313.6 million as of December 31, 1999, strongly position JHVLICO to meet all its obligations to policyholders and others. Funds provided by normal operations generally satisfy JHVLICO's financing needs. There were no outstanding borrowings as of December 31, 1999. As of December 31, 1998, JHVLICO had $61.9 million in outstanding borrowings from an affiliate. Total surplus, also know as stockholder's equity, plus the AVR, amounted to $420.1 million as of December

31, 1999, and $352.7 million as of December 31, 1998. The current statutory accounting treatment of taxes for deferred acquisition costs ("DAC taxes") currently results in a reduction to JHVLICO's surplus. This reduction will persist during periods of growth in new business. DAC taxes result from federal income tax law that approximates acquisition expenses, and then spreads the corresponding tax deduction over a period of years. As a result, the DAC tax is collected immediately and subsequently returned through tax deductions in later years.

  Since it began operations, JHVLICO has received a total of $576.7 million in capital contributions from John Hancock, of which $572.4 million is credited to paid-in capital and $2.5 million was credited to capital stock as of December 31, 1999. In 1993, JHVLICO returned $1.8 million of capital to John Hancock. To support JHVLICO's operations, for the indefinite future, John Hancock will continue to make capital contributions, if necessary, to ensure that JHVLICO maintains shareholder's equity of at least $1.0 million. JHVLICO's stockholder's equity, net of unassigned deficit, amounted to $397.0 million at December 31, 1999 and $330.8 million at December 31, 1998.In December, 1992, the NAIC approved risk-based capital ("RBC") standards for life insurance companies. It also approved a model act (the "RBC Model Act") to apply such standards at the state level. The RBC Model Act requires life insurers to submit an annual RBC report comparing the company's total adjusted capital (statutory surplus plus AVR, voluntary investment reserves, and one-half the apportioned dividend liability) with its risk-based capital as calculated by an RBC formula. The formula takes into account the risk characteristics of the company's investments and products. Insurance regulators use the formula as an early warning tool to identify possible weakly capitalized companies for purposes of initiating further regulatory action, not as a means to rank insurers. As of December 31, 1999, JHVLICO's total adjusted capital as defined by the NAIC was well in excess of the RBC standards.

Reinsurance

  To reduce its exposure to large losses under its insurance policies, JHVLICO enters into reinsurance arrangements with its parent, John Hancock, and other non-affiliated insurance companies. For more information about JHVLICO's reinsurance arrangements, see Notes 5 and 7 of the Notes to Financial Statements.

Separate Accounts

  State laws permit insurers to establish separate accounts in which to hold assets backing certain policies or contracts, including variable life insurance policies and variable annuity contracts. The insurance company maintains the investments in each separate account apart from other separate accounts and the general account. The investment results of the separate account assets are passed through directly to the account's policyholders or contract owners. The insurance company derives certain fees from, but bears no investment risk on, these assets. Other than amounts derived from or otherwise attributable to JHVLICO's general account, assets of its separate accounts are not available to fund the liabilities of its general account.

Competition

  The life insurance business is highly competitive. There are approximately 1,300 stock and other types of insurers in the life/health insurance business in the United States. According to the July, 1999 issue of Best's Review Life/Health, JHVLICO ranks 82nd in terms of net premiums written during 1998. JHVLICO's parent, JHLICO, ranks 9th.

  Best's Company Report, dated June 1, 1999, affirms JHVLICO's financial stability rating from A.M. Best Company, Inc. of A++, its highest, based on the strength of its parent company and the capital guarantee discussed below. Standard & Poor's Corporation and Duff & Phelps Credit Rating Company have assigned insurance claims-paying ability ratings to JHVLICO of AA+ and AAA, respectively, which place JHVLICO in the second highest and highest categories, respectively, by these rating agencies. Moody's Investors Service, Inc. has assigned JHVLICO a financial strength rating of Aa2, which is its third highest rating.

Employees and Facilities

  JHLICO provides JHVLICO with personnel, property, and facilities for the performance of certain of JHVLICO's corporate functions. John Hancock annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999, 1998 and 1997 to reflect continuing changes in JHVLICO's operations. The amount of service fee charged to JHVLICO was $188.3 million, $157.5 million, and $123.6 million in 1999, 1998 and 1997, respectively.

Transactions with John Hancock

  As indicated, property, personnel and facilities are provided, at a service fee, by JHLICO for purposes of JHVLICO's operations, and the two companies have entered into certain reinsurance arrangements. In addition, JHLICO has contributed all of JHVLICO's capital, of which $1.8 million of paid-in capital was returned to JHLICO during 1993. It is expected that arrangements and transactions such as the foregoing will continue in the future to an indeterminate extent. (See Notes 2 and 5 of the Notes to Financial Statements.)

  JHLICO receives no additional compensation for its services as underwriter and distributor of the contracts issued by JHVLICO. See Note 5 of JHVLICO's Notes to Financial Statements for additional information.

Legal Proceedings

  In the normal course of its business operations, JHVLICO is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. JHVLICO does not believe that this ordinary routine litigation or any other matters that are currently pending, either individually or in the aggregate, will have a material adverse effect on its business, financial condition or results of operations.

  Over the past several years, companies engaged in the life insurance business have faced extensive claims, including class-action lawsuits, alleging improper marketing and sales of individual life insurance policies or annuities. On December 31, 1997, the United States District Court for the District of Massachusetts approved settlement of a nationwide class action lawsuit regarding sales practices against John Hancock, JHVLICO and John Hancock Distributors, Inc. (Duhaime, et al v. John Hancock Mutual Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Distributors, Inc.)

  During 1999, in conjunction with this settlement, JHVLICO recorded a related reserve of $194.9 million representing our share of the settlement and received a capital contribution from John Hancock of $194.9 million. The reserve held at December 31, 1999 amounted to $136.5 million. Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by JHVLICO. John Hancock and JHVLICO will continue to update their estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If JHVLICO's share of the settlement increases, John Hancock will contribute additional capital to JHVLICO so that JHVLICO's total stockholder's equity would not be impacted.

Regulations

  JHVLICO complies with extensive state regulation in the jurisdictions in which it does business. This extensive state regulation along with proposals to adopt a federal regulatory framework may in the future adversely affect JHVLICO's ability to sustain adequate returns. JHVLICO's business also could be adversely affected by:

     . changes in state law relating to asset and reserve valuation requirements;

     . limitations on investments and risk-based capital requirements; and,

     . at the federal level, laws and regulations that may affect certain aspects of the insurance industry.

States levy assessments against John Hancock companies as a result of participation in various types of state guaranty associations, state insurance pools for the uninsured or other arrangements.

Directors

  Regulators have discretionary authority to limit or prohibit an insurer from issuing new business to policyholders if the regulators determine that:

     . such insurer is not maintaining minimum statutory surplus or capital, or

     . further transaction of business would be hazardous to the policyholders.

Based upon their current or anticipated levels if statutory surplus and the volume of their new sales, JHVLICO and its affiliates do not believe regulations will limit their issuance of new insurance business.

  Although the federal government does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal laws and regulations may significantly affect the insurance business by removing barriers preventing banks from engaging in the insurance business, limiting medical testing for insurability, changing the tax laws affecting the taxation of insurance companies and insurance products, and prohibiting the use of gender in determining insurance and pension rates and benefits. Such initiatives could impact the relative desirability of various personal investment vehicles.

  The directors and executive officers of JHVLICO are as follows:

   Name                Age    Position with JHVLICO         Other business within past 5 years
   ----                ---    ---------------------         ----------------------------------
David D'Alessandro,           Chairman                      President, Chief Operatons Officer, and Chief Executive
Director               49                                   Officer-Elect, John Hancock Life Insurance Company

Michele G. Van Leer,          Vice Chairman & President     Senior Vice President, Life Product Management, John
Director               42                                   Hancock
Robert S. Paster,             Vice President
Director               47                                   Second Vice President, Direct Distribution, John Hancock
Robert R. Reitano,            Vice President & CIO          Vice President, Investment Policy & Research, John
Director               49                                   Hancock
Barbara L. Luddy,             Vice President & Actuary      Senior Vice President, Financial Reporting & Analysis,
Director               48                                   John Hancock
Bruce M. Jones         42     Vice President                Vice President, Annuity Product Management, John
Director                                                    Hancock; Prior to July, 1999, Senior Vice President &
                                                            Chief Operation Officer, Phoenix Home Life Insurance
                                                            Company; Vice President, Marketing Department, Phoenix
                                                            Home Life Insurance Company

Ronald J. Bocage, Director         54      Vice President & Counsel     Vice President & Counsel, Insurance and Separate Account
                                                                         Products Division, John Hancock
Thomas J. Lee, Director            45      Vice President               Vice President, Life Product  and Systems Management,
                                                                         John Hancock
Paul J. Strong Director            53      Vice President               Vice President, Retail Life Product Management, John
                                                                         Hancock; Prior to September, 1999, Senior Vice President,
                                                                         Product Management, Jefferson Pilot Financial Insurance
                                                                         Company; Senior Vice President, Marketing, Chubb Life
                                                                         Insurance Company of America
Daniel L. Ouellette                50      Vice President               Senior Vice President, Retail Marketing, John Hancock
Patrick F. Smith                   57      Controller                   Senior Associate Controller, Controller's Department, John
                                                                         Hancock
Julie H. Indge                     46      Treasurer                    Financial Officer, Financial Sector Management, John Hancock
Peter H. Scavongelli               42      Secretary                    State Compliance Officer, John Hancock

Executive  Compensation

     Executive officers of JHVLICO also serve one or more of the affiliated companies of JHLICO. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of JHVLICO. The following table provides information on the allocated compensation paid to the chief executive officer for 1999. There were no executive officers of JHVLICO whose allocated compensation exceeded $100,000 during 1999. Directors of JHVLICO receive no compensation in addition to their compensation as employees of JHLICO.

                                             Annual Compensation                                     Long-Term Compensation
                                   -----------------------------------------                       --------------------------
        Name                     Title            Salary              Bonus          Other           LTIP          All Other
                               ---------          -------            -------         -----          -------       ----------
David F. D'Alessandro           Chairman          $29,723            $19,320         $1,912         $32,362           $0

Performance information

     We may advertise total return information about investments made in the variable investment options. We refer to this information as "Account level" performance. In our Account level advertisements, we usually calculate total return for 1, 5, and 10 year periods or since the beginning of the applicable variable investment option. Total return at the Account level is the percentage change between:

     . the value of a hypothetical investment in a variable investment option at the beginning of the relevant period, and

     .    the value at the end of such period.

     At the Account level, total return reflects adjustments for:

     .    the mortality and expense risk charges,

     .    the administrative charge,

     .    the annual contract fee, and

     . any withdrawal payable if the owner surrender his contract at the end of the relevant period.

     Total return at the Account level does not, however, reflect any premium tax charges or any charges for optional benefit riders. Total return at the Account level will be lower than that at the Trust level where comparable charges are not deducted.

  We may also advertise total return in a non-standard format in conjunction with the standard format described above. The non-standard format is generally the same as the standard format except that it will not reflect any withdrawal charge and it may be for additional durations.

  We may advertise "current yield" and "effective yield" for investments in the Money Market investment option. Current yield refers to the income earned on your investment in the Money Market investment option over a 7-day period an then annualized. In other words, the income earned in the period is assumed to be earned every 7 days over a 52-week period and stated as a percentage of the investment.

  Effective yield is calculated in a similar manner but, when annualized, the income earned by your investment is assumed to be reinvested and thus compounded over the 52-week period. Effective yield will be slightly higher than current yield because of this compounding effect of reinvestment.

  Current yield and effective yield reflect all the recurring charges at the Account level, but will not reflect any premium tax, any withdrawal charge, or any charge for optional benefit riders.

 Reports

  At least annually, we will send you (1) a report showing the number and value of the accumulation units in your contract and (2) the financial statements of the Trusts.

 Voting Privileges

  At meetings of the Trusts' shareholders, we will generally vote all the shares of each Fund that we hold in the Account in accordance with instructions we receive from the owners of contracts that participate in the corresponding variable investment option.

 Certain Changes

  We reserve the right, subject to applicable law, including any required shareholder approval,

     . to transfer assets that we determine to be your assets from the Account to another separate account or investment option by withdrawing the same percentage of each investment in the Account with proper adjustments to avoid odd lots and fractions,

     . to add or delete variable investment options,

     . to change the underlying investment vehicles,

     . to operate the Account in any form permitted by law, and

     . to terminate the Account's registration under the 1940 Act, if such registration should no longer be legally required.

Unless otherwise required under applicable laws and regulations, notice to or approval of owners will not be necessary for us to make such changes.

Distribution of contracts

     John Hancock Funds, Inc. ("JHFI") acts as principal distributor of the contracts sold through this prospectus. JHFI is registered as a broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. Its address is 101 Huntington Avenue, Boston, Massachusetts 02199.

     You can purchase a contract through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and JHVLICO and whose representatives are authorized by applicable law to sell annuity products. We do not expect the compensation to such broker-dealers and financial institutions to exceed 7.0% of premium payments. We offer these contracts on a continuous basis, but neither JHVLICO nor JHFI is obligated to sell any particular amount of contracts. We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of these contracts. JHFI is a subsidiary John Hancock Life Insurance Company.

Experts

     Ernst & Young LLP, independent auditors, have audited the financial statements of John Hancock Variable Life Insurance Company that appear herein and the financial statements of the Account that appear in the Statement of Additional Information, which also is a part of the registration statement that contains this prospectus. Those financial statements are included in the registration statement in reliance upon Ernst & Young's reports given upon the firm's authority as experts in accounting and auditing.

Registration Statement

     JHVLICO complies with the reporting requirements of the Securities Act of 1934. You can get more details from the SEC upon payment of prescribed fees or through the SEC's internet web site (www.sec.gov).

     This prospectus omits certain information contained in the registration statement filed with the SEC. Among other things, the registration statement contains a "Statement of Additional Information" that we will send you without charge upon request. The Table of Contents of the Statement of Additional Information lists the following subjects that it covers:


                                                       page of SAI

Variations in Charges...............................        2
Distribution........................................        2
Calculation of Performance Data.....................        2
Other Performance Information.......................        4
Calculation of Annuity Payments.....................        4
Additional Information About Determining
 Unit Values........................................        6
Purchases and Redemptions of Fund Shares............        7
The Account.........................................        7
Delay of Certain Payments...........................        8
Liability for Telephone Transfers...................        8
Voting Privileges...................................        8
Financial Statements................................       10

        CONDENSED FINANCIAL INFORMATION JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  The following table provides selected data for Patriot accumulation shares for contracts with initial premium payments of less than $250,000. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                                          Year Ended      Year Ended    Year Ended       Year Ended
                                                                          December 31,   December 31,   December 31,    December 31,
                                                                             1999           1998            1997            1996
                                                                          ------------   ------------   ------------    ------------
V.A. Financial Industries
Accumulation share value:
 Beginning of period (2).............................................      $  14.36      $    13.39       $  10.00              --
 End of period ......................................................      $  14.25      $    14.36       $  13.39              --
Number of Accumulation Shares outstanding at end of period...........        59,300       1,826,652        645,730              --
V.A. Small Cap Growth
Accumulation share value:
 Beginning of period (1).............................................      $  11.68      $    10.20       $   9.30          $10.00
 End of period.......................................................      $  19.44      $    11.68       $  10.20          $ 9.30
Number of Accumulation Shares outstanding at end of period...........        40,186         258,922        135,012           4,394
V.A. Mid Cap Growth
Accumulation share value:
 Beginning of period (3).............................................      $  10.90      $    10.00             --              --
 End of period.......................................................      $  16.81      $    10.90             --              --
Number of Accumulation Shares outstanding at end of period...........        23,076          54,355             --              --
V.A. Large Cap Growth
Accumulation share value:
 Beginning of period (1).............................................      $  11.99      $    10.55       $   9.35          $10.00
 End of period.......................................................      $  15.48      $    11.99       $  10.55          $ 9.35
Number of Accumulation Shares outstanding at end of period...........        34,478         633,493        123,249           5,866
V.A. Relative Value
Accumulation share value:
 Beginning of period (3).............................................      $  12.99      $    10.00             --              --
 End of period.......................................................      $  18.55      $    12.99             --              --
Number of Accumulation Shares outstanding at end of period...........        97,821         281,068             --              --
V.A. Core Equity
Accumulation share value:
 Beginning of period (1).............................................      $  18.22      $    14.36       $  11.13          $10.00
 End of period ......................................................      $  20.49      $    18.22       $  14.36          $11.13
Number of Accumulation Shares outstanding at end of period...........       125,278         703,630        259,402           2,760
V.A. Sovereign Investors
Accumulation share value:
 Beginning of period (1).............................................      $  15.79      $    13.68       $  10.78          $10.00
 End of period.......................................................      $  16.19      $    15.79       $  13.68          $10.78
Number of Accumulation Shares outstanding at end of period...........        84,581       1,123,202        457,510           2,637
V.A. Bond
Accumulation share value:
 Beginning of period (1).............................................      $  12.22      $    11.31       $  15.11          $10.00
 End of period.......................................................      $  12.00      $    12.22       $  11.31          $15.11
Number of Accumulation Shares outstanding at end of period...........        26,350         356,434         79,719           1,170
V.A. Strategic Income
Accumulation share value:
 Beginning of period (1).............................................      $  12.19      $    11.78       $  10.70          $10.00
 End of period.......................................................      $  12.62      $    12.19       $  11.78          $10.70
Number of Accumulation Shares outstanding at end of period...........        73,588         522,909        144,638             188

                                                                          Year Ended      Year Ended    Year Ended       Year Ended
                                                                          December 31,   December 31,   December 31,    December 31,
                                                                             1999           1998            1997            1996
                                                                          ------------   ------------   ------------    ------------
V.A. High Yield Bond
Accumulation share value:
 Beginning of period (3).............................................   $     8.88      $    10.00             --              --
 End of period.......................................................   $     9.92      $     8.88             --              --
Number of Accumulation Shares outstanding at end of period...........        8,803         294,896             --              --
V.A Money Market
Accumulation share value:
 Beginning of period (1).............................................   $     1.08      $     1.05     $     1.02        $   1.00
 End of period.......................................................   $     1.12      $     1.08     $     1.05        $   1.02
Number of Accumulation Shares outstanding at end of period...........    1,377,260       7,219,761      4,783,240         100,008
Managed
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $    10.80              --             --              --
Number of Accumulation Shares outstanding at end of period...........       25,357              --             --              --
Equity Index
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $    11.97              --             --              --
Number of Accumulation Shares outstanding at end of period...........      110,398              --             --              --
Large Cap Value
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $    10.20              --             --              --
Number of Accumulation Shares outstanding at end of period...........      101,992              --             --              --
Large Cap Growth
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $    12.31              --             --              --
Number of Accumulation Shares outstanding at end of period...........       72,822              --             --              --
Mid Cap Value
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $    10.44              --             --              --
Number of Accumulation Shares outstanding at end of period...........       41,446              --             --              --
Mid Cap Growth
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $    21.87              --             --              --
Number of Accumulation Shares outstanding at end of period...........      143,380
Real Estate Equity
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $     9.60              --             --              --
Number of Accumulation Shares outstanding at end of period...........        2,363              --             --              --
Small/Mid Cap Core
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $    11.96              --             --              --
Number of Accumulation Shares outstanding at end of period...........       12,272              --             --              --
Small Cap Equity
Accumulation share value:
 Beginning of period (4).............................................   $    10.00              --             --              --
 End of period.......................................................   $     9.56              --             --              --
Number of Accumulation Shares outstanding at end of period...........       14,326              --             --              --

                                                                          Year Ended      Year Ended    Year Ended       Year Ended
                                                                          December 31,   December 31,   December 31,    December 31,
                                                                             1999           1998            1997            1996
                                                                          ------------   ------------   ------------    ------------
Global Balanced
Accumulation share value:
 Beginning of period (4)..............................................         $ 10.00             --             --              --
 End of period........................................................         $ 10.16             --             --              --
Number of Accumulation Shares outstanding at end of period............           6,608             --             --              --
International Equity Index
Accumulation share value:
 Beginning of period (4)..............................................         $ 10.00             --             --              --
 End of period........................................................         $ 12.59             --             --              --
Number of Accumulation Shares outstanding at end of period............          18,759             --             --              --
International Opportunities
Accumulation share value:
 Beginning of period (4)..............................................         $ 10.00             --             --              --
 End of period........................................................         $ 12.91             --             --              --
Number of Accumulation Shares outstanding at end of period............          21,856             --             --              --
Emerging Markets Equity
Accumulation share value:
 Beginning of period (4)..............................................         $ 10.00             --             --              --
 End of period........................................................         $ 17.48             --             --              --
Number of Accumulation Shares outstanding at end of period............           8,609             --             --              --
Short-Term Bond
Accumulation share value:
 Beginning of period (4)..............................................         $ 10.00             --             --              --
 End of period........................................................         $ 10.17             --             --              --
Number of Accumulation Shares outstanding at end of period............           5,058             --             --              --
bond Index
Accumulation share value:
 Beginning of period (4)..............................................         $ 10.00             --             --              --
 End of period........................................................         $  9.63             --             --              --
Number of Accumulation Shares outstanding at end of period............          22,733             --             --              --
Global Bond
Accumulation share value:
 Beginning of period (4)..............................................         $ 10.00             --             --              --
 End of period........................................................         $  9.65             --             --              --
Number of Accumulation Shares outstanding at end of period............           8,837
High Yield Bond
Accumulation share value:
 Beginning of period (4)..............................................         $ 10.00             --             --              --
 End of period........................................................         $ 10.35             --             --              --
Number of Accumulation Shares outstanding at end of period............          11,541             --             --              --

     (1) Values shown for 1996 begin on August 29, 1996.
     (2) Values shown for 1997 begin on April 30, 1997.
     (3) Values shown for 1998 begin on the commencement of operations.
     (4) Values shown for 1999 begin on May 3, 1999.

  The following table provides selected data for accumulation shares for contracts with initial premium payments of $250,000 or more. Each period begins on January 1, except that the first year of operation of an investment option begins on the date shown in the Notes at the end of this table.

                                                                        Year Ended     Year Ended      Year Ended
                                                                        ----------     ----------      ----------
                                                                       December 31,   December 31,    December 31,
                                                                       ------------   ------------    ------------
                                                                           1999           1998            1997
                                                                           ----           ----            ----
V.A. Financial Industries

Accumulation share value:
 Beginning of period (1).......................................           $ 14.42       $  13.41        $ 10.00
 End of period.................................................           $ 14.35       $  14.42        $ 13.41
Number of Accumulation Shares outstanding at end of period.....            17,470        149,851         73,106

V.A. Small Cap Growth

Accumulation share value:
 Beginning of period...........................................           $ 11.75       $  10.23        $ 10.00
 End of period.................................................           $ 19.60       $  11.75        $ 10.23
Number of Accumulation Shares outstanding at end of period.....                --         58,818         44,095

V.A. Mid Cap Growth

Accumulation share value:
 Beginning of period (2).......................................           $ 10.93       $  10.00             --
 End of period.................................................           $ 16.90       $  10.93             --
Number of Accumulation Shares outstanding at end of period.....                --          2,143             --

V.A. Large Cap Growth

Accumulation share value:
 Beginning of period...........................................           $ 12.02       $  10.59        $ 10.00
 End of period.................................................           $ 15.61       $  12.02        $ 10.59
Number of Accumulation Shares outstanding at end of period.....                --         39,844         48,828

V.A. Relative Value

Accumulation share value:
 Beginning of period (2).......................................           $ 13.06       $  10.00             --
 End of period.................................................           $ 18.64       $  13.06             --
Number of Accumulation Shares outstanding at end of period.....            17,022         60,054             --

V.A. Core Equity

Accumulation share value:
 Beginning of period...........................................           $ 18.32       $  14.41        $ 10.00
 End of period.................................................           $ 20.66       $  18.32        $ 14.41
Number of Accumulation Shares outstanding at end of period.....            23,106         49,598         34,004

V.A. Sovereign Investors

Accumulation share value:
 Beginning of period...........................................           $ 15.88       $  13.72        $ 10.00
 End of period.................................................           $ 16.33       $  15.88        $ 13.72
Number of Accumulation Shares outstanding at end of period.....            12,092        202,960         80,430

V.A. Bond

Accumulation share value:
 Beginning of period...........................................           $ 12.29       $  11.35        $ 10.00
 End of period.................................................           $ 12.11       $  12.29        $ 11.35
Number of Accumulation Shares outstanding at end of period.....            17,982         46,646         21,295

V.A. Strategic Income

Accumulation share value:
 Beginning of period...........................................            $ 12.26      $  11.82        $ 10.00
 End of period.................................................            $ 12.73      $  12.26        $ 11.82
Number of Accumulation Shares outstanding at end of period.....                 --        51,125         17,907

V.A. High Yield Bond

Accumulation share value:
 Beginning of period (2).......................................            $  8.90      $  10.00             --
 End of period.................................................            $  9.97      $   8.90             --
Number of Accumulation Shares outstanding at end of period.....              6,766         4,428             --

                                                                        Year Ended     Year Ended      Year Ended
                                                                        ----------     ----------      ----------
                                                                       December 31,   December 31,    December 31,
                                                                       ------------   ------------    ------------
                                                                           1999           1998            1997
                                                                           ----           ----            ----
V.A. Money Market

Accumulation share value:
 Beginning of period..............................................      $     1.09     $    1.05       $    1.00
 End of period....................................................      $     1.13     $    1.09       $    1.05
Number of Accumulation Shares outstanding at end of period .......       1,979,576       724,906         660,312

Managed

Accumulation share value:
 Beginning of period (3)..........................................      $    10.00            --              --
 End of period....................................................      $    10.83            --              --
Number of Accumulation Shares outstanding at end of period........              --            --              --

Equity Index

Accumulation share value:
 Beginning of period (3)..........................................      $    10.00            --              --
 End of period....................................................      $    12.00            --              --
Number of Accumulation Shares outstanding at end of period .......          61,962            --              --

Large Cap Value

Accumulation share value:
 Beginning of period (3)..........................................      $    10.00            --              --
 End of period....................................................      $    10.22            --              --
Number of Accumulation Shares outstanding at end of period........          36,375            --              --

Large Cap Growth

Accumulation share value:
 Beginning of period (3)..........................................      $    10.00            --              --
 End of period....................................................      $    12.34            --              --
Number of Accumulation Shares outstanding at end of period .......          38,907            --              --

Mid Cap Value

Accumulation share value:

 Beginning of period (3)..........................................      $    10.00            --              --
 End of period....................................................      $    10.46            --              --
Number of Accumulation Shares outstanding at end of period........          22,398            --              --

Mid Cap Growth

Accumulation share value:
 Beginning of period (3)..........................................      $    10.00            --              --
 End of period....................................................      $    21.92            --              --
Number of Accumulation Shares outstanding at end of period........          27,163            --              --

Real Estate Equity

Accumulation share value:
 Beginning of period (3)..........................................      $    10.00            --              --
 End of period....................................................      $     9.63            --              --
Number of Accumulation Shares outstanding at end of period........          11,845            --              --

Small/Mid Cap Core

Accumulation share value:
 Beginning of period (3)..........................................      $   10.00             --              --
 End of period....................................................      $   11.99             --              --
Number of Accumulation Shares outstanding at end of period........          5,870             --              --

Small Cap Equity

Accumulation share value:
 Beginning of period (3)..........................................      $   10.00             --              --
 End of period....................................................      $    9.58             --              --
Number of Accumulation Shares outstanding at end of period........          1,452             --              --

Global Balanced

Accumulation share value:
 Beginning of period (3)..........................................      $   10.00             --              --
 End of period....................................................      $   10.18             --              --
Number of Accumulation Shares outstanding at end of period........             --             --              --

                                                                        Year Ended     Year Ended      Year Ended
                                                                        ----------     ----------      ----------
                                                                       December 31,   December 31,    December 31,
                                                                       ------------   ------------    ------------
                                                                           1999           1998            1997
                                                                           ----           ----            ----
International Equity Index

Accumulation share value:
 Beginning of period (3)............................................     $  10.00            --             --
 End of period......................................................     $  12.62            --             --
Number of Accumulation Shares outstanding at end of period..........           --            --             --

International Opportunities

Accumulation share value:
 Beginning of period (3)............................................     $  10.00            --             --
 End of period......................................................     $  12.94            --             --
Number of Accumulation Shares outstanding at end of period..........        5,408            --             --

Emerging Markets Equity

Accumulation share value:
 Beginning of period (3)............................................     $  10.00            --             --
 End of period......................................................     $  17.52            --             --
Number of Accumulation Shares outstanding at end of period..........           --            --             --

Short-Term Bond

Accumulation share value:
 Beginning of period (3)............................................     $  10.00            --             --
 End of period......................................................     $  10.19            --             --
Number of Accumulation Shares outstanding at end of period..........        4,987            --             --

Bond Index

Accumulation share value:
 Beginning of period (3)............................................     $  10.00            --             --
 End of period......................................................     $   9.66            --             --
Number of Accumulation Shares outstanding at end of period..........        9,826            --             --

Global Bond

Accumulation share value:
 Beginning of period (3)............................................     $  10.00            --             --
 End of period......................................................     $   9.68            --             --
Number of Accumulation Shares outstanding at end of period..........           --            --             --

High Yield Bond

Accumulation share value:
 Beginning of period (3)............................................     $  10.00            --             --
 End of period......................................................     $  10.38            --             --
 Number of Accumulation Shares outstanding at end of period.........        2,423

     (1) Values shown for 1997 begin on April 30, 1997.
     (2) Values shown for 1998 begin on the commencement of operations.
     (3) Values shown for 1999 begin on May 3, 1999.

                      REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                              JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                          STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION



                                                                          December 31,
                                                                     ---------------------
                                                                      1999           1998
                                                                     ------         ------
                                                                           (In millions)
Assets
Bonds--Note 6.....................................................  $  1,216.3     $  1,185.8
Preferred stocks..................................................        35.9           36.5
Common stocks.....................................................         3.2            3.1
Investment in affiliates..........................................        80.7           81.7
Mortgage loans on real estate--Note 6.............................       433.1          388.1
Real estate.......................................................        25.0           41.0
Policy loans......................................................       172.1          137.7
Cash items:
        Cash in banks.............................................        27.2           11.4
        Temporary cash investments................................       222.9            8.5
                                                                    ----------     ----------
                                                                         250.1           19.9

Premiums due and deferred.........................................        29.9           32.7
Investment income due and accrued.................................        33.2           29.8
Other general account assets......................................        65.3           47.5
Assets held in separate accounts..................................     8,268.2        6,595.2
                                                                    ----------     ----------
         Total assets.............................................  $ 10,613.0     $  8,599.0
                                                                    ==========     ==========

Obligations and Stockholder's Equity
Obligations
     Policy reserves..............................................  $  1,866.6     $  1,652.0
     Federal income and other taxes payable--Note 1...............        67.3           44.3
     Other general account obligations............................       219.0          150.9
     Transfers from separate accounts, net........................     (221.6)        (190.3)
     Asset valuation reserve--Note 1..............................        23.1           21.9
     Obligations related to separate accounts.....................     8,261.6        6,589.4
                                                                    ----------     ----------
         Total obligations........................................    10,216.0        8,268.2

   Stockholder's equity
     Common Stock, $50 par value; authorized 50,000 shares;
       issued and outstanding 50,000 shares.......................         2.5            2.5
     Paid-in capital..............................................       572.4          377.5
     Unassigned deficit--Note 10..................................      (177.9)         (49.2)
                                                                    ----------     ----------
     Total stockholder's equity...................................       397.0          330.8
                                                                    ----------     ----------

         Total obligations and stockholder's equity...............  $ 10,613.0     $  8,599.0
                                                                    ==========     ==========

      The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                          Year Ended December 31,
                                                                           1999            1998
                                                                        -----------     -----------
                                                                               (IN MILLIONS)
Income
Premiums.............................................................   $    950.8      $ 1,272.3
Net investment income--Note 3........................................        136.0          122.8
Other, net...........................................................        605.4          618.1
                                                                        ----------      ---------
                                                                           1,692.2        2,013.2
Benefits and Expenses
Payments to policyholders and beneficiaries..........................        349.9          301.4
Additions to reserves to provide for future payments to
  policyholders and beneficiaries....................................        888.8        1,360.2
Expenses of providing service to policyholders and
  obtaining new insurance--Note 5....................................        314.4          274.2
State and miscellaneous taxes........................................         20.5           28.1
                                                                        ----------      ---------
                                                                           1,573.6        1,963.9
                                                                        ----------      ---------
  Gain from operations before federal income
   taxes and net realized capital losses.............................        118.6           49.3
Federal income taxes--Note 1.........................................         42.9           33.1
                                                                        ----------      ---------
  Gain from operations before net realized capital losses............         75.7           16.2
Net realized capital losses--Note 4..................................         (1.7)          (0.6)
                                                                        ----------      ---------
          Net income.................................................         74.0           15.6
Unassigned deficit at beginning of year..............................        (49.2)         (58.3)
Net unrealized capital losses and other adjustments--Note 4..........         (3.8)          (6.0)
Other reserves and adjustments--Note 10..............................       (198.9)          (0.5)
                                                                        ----------      ---------
          Unassigned deficit at end of year..........................   $   (177.9)     $   (49.2)
                                                                        ==========      =========

 The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                                                          Year Ended December 31,
                                                                                          -----------------------
                                                                                            1999           1998
                                                                                          --------       --------
                                                                                               (In millions)
Cash flows from operating activities:
     Insurance premiums.............................................................      $ 958.5         $1,275.3
     Net investment income..........................................................        134.2            118.2
     Benefits to policyholders and beneficiaries....................................       (321.6)          (275.5)
Dividends paid to policyholders.....................................................        (25.6)           (22.3)
Insurance expenses and taxes........................................................       (344.8)          (296.9)
Net transfers to separate accounts..................................................       (705.3)          (874.4)
     Other, net.....................................................................        540.6            551.3
                                                                                          -------         --------
          Net cash provided from operations.........................................        236.0            475.7
                                                                                          -------         --------

Cash flows used in investing activities:
     Bond purchases.................................................................       (240.7)          (618.8)
     Bond sales.....................................................................        108.3            340.7
     Bond maturities and scheduled redemptions......................................         78.4            111.8
     Bond prepayments...............................................................         18.7             76.5
     Stock purchases................................................................         (3.9)           (23.4)
     Proceeds from stock sales......................................................          3.6              1.9
     Real estate purchases..........................................................         (2.2)            (4.2)
     Real estate sales..............................................................         17.8              2.1
     Other invested assets purchases................................................         (4.5)             0.0
     Mortgage loans issued..........................................................        (70.7)          (145.5)
     Mortgage loan repayments.......................................................         25.3             33.2
     Other, net.....................................................................        (68.9)          (435.2)
                                                                                          -------         --------
          Net cash used in investing activities.....................................       (138.8)          (660.9)
                                                                                          -------         --------

Cash flows from financing activities:
     Capital contribution...........................................................        194.9
     Net (decrease) increase in short-term note payable.............................        (61.9)            61.9
                                                                                          -------         --------
          Net cash provided from financing activities...............................        133.0             61.9
                                                                                          -------         --------
          Increase (decrease) in cash and temporary cash investments................        230.2           (123.3)

Cash and temporary cash investments at beginning of year............................         19.9            143.2
                                                                                          -------         --------

          Cash and temporary cash investments at end of year........................        250.1            $19.9
                                                                                          =======         ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. Nature of Operations and Significant Accounting Practices

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers. Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest- only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in 1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group. The federal income

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $ 10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax- exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. Acquisition

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

     On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                        1999             1998
                                       ------          -------
                                            (In millions)
Total assets.........................   $570.7          $587.8
Total liabilities....................    498.9           517.5
Total revenue........................     35.6            38.8
Net income...........................      3.5             3.8

3. Net Investment Income

Investment income has been reduced by the following amounts:

                                        1999            1998
                                       ------          -------
                                           (In millions)

Investment expenses..................   $ 9.5           $ 8.3
Interest expense.....................     1.7             2.4
Depreciation expense.................     0.6             0.8
Investment taxes.....................     0.3             0.7
                                       ------          -------
                                        $12.1           $12.2
                                       ======          =======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4.Net Capital Gains (Losses) and Other Adjustments

Net realized capital gains (losses) consist of the following items:



                                        1999            1998
                                        ----            ----
                                            (In millions)

Net gains from asset sales              $(2.8)          $7.6
Capital gains tax                         0.2           (2.9)
Net capital gains transferred to IMR      0.9           (5.3)
                                          ---           ----

Net Realized Capital Losses             $(1.7)          $(0.6)
                                        =====           =====


     Net unrealized capital gains (losses) and other adjustments consist of the following items:


                                        1999            1998
                                        ----            ----
                                           (In millions)

Net losses from changes in security
values and book value adjustments       $(2.6)          $(2.7)
Increase in asset valuation reserve     (1.2)           (3.3)
                                        ----            ----
Net Unrealized Capital Losses and
Other Adjustments                       $(3.8)          $(6.0)
                                        =====           =====

                           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $ 4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $ 12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $ 8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


6. INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                                                    Gross Unrealized               Gross Unrealized
                                                                 Statement Value         Gains          Losses        Fair Value
                                                                 ---------------    ----------------    ------     -----------------
                                                                                               (In millions)
December 31, 1999
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies......................         $    5.9           $   0.0           $  0.1    $    5.8
Obligations of states and political subdivisions...........              2.2               0.1              0.1         2.2
Debit securities issued by foreign governments.............             13.9               0.8              0.1        14.6
Corporate securities.......................................            964.9              13.0             59.4       918.5
Mortgage-backed securities.................................            229.4               0.5              7.8       222.1
                                                                       -----               ---              ---       -----

Total bonds................................................         $1,216.3             $14.4           $ 67.5    $1,163.2
                                                                    ========             =====           ======    ========

December 31, 1998
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies......................         $    5.1             $ 0.1          $   0.0    $    5.2
Obligations of states and political subdivisions...........              3.2               0.3              0.0         3.5
Corporate securities.......................................            925.2              50.4             15.0       960.6
Mortgage-backed securities.................................            252.3              10.0              0.1       262.2
                                                                       -----              ----              ---       -----

Total bonds................................................         $1.185.8            $ 60.8          $  15.1   $ 1,231.5
                                                                    ========            ======          =======   =========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                      STATEMENT       FAIR
                                                        VALUE         VALUE
                                                      ---------    ---------
                                                          (In Millions)

Due in one year or less. . . . . . . . . . . . . .    $   58.5       $ 58.2
Due after one year through five years. . . . . . .       286.8        282.0
Due after five years through ten years . . . . . .       425.4        405.6
Due after ten years. . . . . . . . . . . . . . . .       216.2        195.3
                                                      --------     ---------
                                                         986.9        941.1

Mortgage-backed securities . . . . . . . . . . . .       229.4        222.1
                                                      ========     =========

                                                      $1,216.3      $1,163.2
                                                      ========     =========

  Gross gains of $0.3 million in 1999 and $ 3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $ 9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $ 1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $ 36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                                                 Statement            Geographic                Statement
                  Property Type                    Value             Concentration                Value
                                                (In millions)                                   (In millions)
Apartments................................        $112.1           East North Central              $    71.3
Hotels....................................          11.3           East South Central                    7.4
Industrial................................          66.0           Middle Atlantic                      28.5
Office buildings..........................          86.4           Mountain                             21.0
Retail....................................          25.5           New England                          37.5
Agricultural..............................          99.6           Pacific                             111.1
Other.....................................          32.2           South Atlantic                       87.6
                                                                   West North Central                   16.6
                                                                   West South Central                   48.6
                                                                   Other                                 3.5
                                                  ------                                            --------

                                                  $433.1                                              $433.1
                                                  ======                                            ========

  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively. The corresponding amounts as of December 31, 1998 were approximately $ 331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties. Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

7. Reinsurance

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

     The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8.  Financial Instruments with Off-Balance-Sheet Risk

     The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:

                                            Number of Contracts/         Assets (Liabilities)
                                                                ------------------------------------
                                            Notional Amounts           1999                 1998
                                                               Carrying             Carrying
                                            1999        1998    Value    Fair Value   Value    Fair Value
                                           ------      ------  --------- ----------- ------   ------------
                                                                      (In millions)
Futures contracts to sell securities        362.0      947.0   $   0.6    $   0.6    $ (0.5)   $ (0.5)
Interest rate swap agreements            $  965.0   $  365.0       ---       11.5       ---     (17.7)
Interest rate cap agreements                239.4       89.4       5.6        5.6       3.1       3.1
Currency rate swap agreements                15.8       15.8       ---       (1.6)      ---      (3.3)

     The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

     The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

     The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

                           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.

                                                            DECEMBER 31, 1999             PERCENT
                                                            ----------------              ------
                                                                            (IN MILLIONS)
Subject to discretionary withdrawal (with adjustment)
With market value adjustment.............................        $       3.8                  0.1%
At book value less surrender charge                                     40.5                   1.5
At market value..........................................            2,326.6                  87.1
                                                                 -----------                ------
        Total with adjustment............................            2,370.9                  88.7
Subject to discretionary withdrawal                                    287.1                  10.7
     at book value (without adjustment)..................
Not subject to discretionary withdrawal--general
   account...............................................               15.4                   0.6
                                                                 -----------                ------
Total annuity reserves and deposit liabilities...........        $   2,673.4                 100.0%
                                                                 ===========                ======

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

                        JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                                                  DECEMBER 31,
                                                                  1999                                    1998
                                                      ---------------------------             ------------------------------
                                                      CARRYING               FAIR             CARRYING                  FAIR
                                                       AMOUNT               VALUE              AMOUNT                  VALUE
                                                      ---------             -----             ---------                -----
                                                                                (In Millions)
ASSETS
     Bonds--Note 6..............................    $1,216.3               $1,163.2           $1,185.8                $1,231.5
     Preferred stocks--Note 6...................        35.9                   35.9               36.5                    36.5
     Common stocks--Note 6......................         3.2                    3.2                3.1                     3.1
     Mortgage loans on real estate--Note 6......       433.1                  421.7              388.1                   401.3
     Policy loans--Note 1.......................       172.1                  172.1              137.7                   137.7
     Cash items--Note 1.........................       250.1                  250.1               19.9                    19.9

Derivatives assets (liabilities) relating
     to: --Note 8...............................
     Futures contracts..........................         0.6                    0.6               (0.5)                   (0.5)
     Interest rate swaps........................          --                   11.5                 --                   (17.7)
     Currency rate swaps........................          --                   (1.6)                --                    (3.3)
     Interest rate caps.........................         5.6                    5.6                3.1                     3.1

LIABILITIES
     Commitments--Note 10.......................          --                   19.4                 --                    32.1

  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                           JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.

 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the

                                                                        Page 102

Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $ 9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        APPENDIX A - DETAILS ABOUT OUR GUARANTEED PERIODS





 INVESTMENTS THAT SUPPORT OUR GUARANTEE PERIODS

  We back our obligations under the guarantee periods with JHVLICO's general assets. Subject to applicable law, we have sole discretion over the investment of our general assets (including those held in our "non-unitized" separate account that primarily supports the guarantee periods). We invest these amounts in compliance with applicable state insurance laws and regulations concerning the nature and quality of our general investments.

  We invest the non-unitized separate account assets, according to our detailed investment policies and guidelines, in fixed income obligations, including:

 . corporate bonds,

 . mortgages,

 . mortgage-backed and asset-backed securities, and

 . government and agency issues.

We invest primarily in domestic investment-grade securities. In addition, we use derivative contracts only for hedging purposes, to reduce ordinary business risks associated with changes in interest rates, and not for speculating on future changes in the financial markets. Notwithstanding the foregoing, we are not obligated to invest according to any particular strategy.

 GUARANTEED INTEREST RATES

  We declare the guaranteed rates from time to time as market conditions and other factors dictate. We advise you of the guaranteed rate for a selected guarantee period at the time we:

 . receive your premium payment,

 . effectuate your transfer, or

 . renew your guarantee period

 We have no specific formula for establishing the guaranteed rates for the guarantee periods. The rates may be influenced by interest rates generally available on the types of investments acquired with amounts allocated to the guarantee period. In determining guarantee rates, we may also consider, among other factors, the duration of the guarantee period, regulatory and tax requirements, sales and administrative expenses we bear, risks we assume, our profitability objectives, and general economic trends.

COMPUTATION OF MARKET VALUE ADJUSTMENT

  We determine the amount of the market value adjustment by multiplying the amount being taken from the guarantee period (before any applicable withdrawal charge) by a factor expressed by the following formula:

                                           n
                                           --
                               (  1 + g  ) 12
                               (---------)      -1
                               (1+c+0.005)

  where,

     . g is the guaranteed rate in effect for the current guarantee period.

     . c is the current guaranteed rate in effect for new guarantee periods with duration equal to the number of years remaining in the current guarantee period (rounded to the nearest whole number of years). If we are not currently offering such a guarantee period, we will declare a guarantee rate, solely for this purpose, consistent with interest rates currently available.

     . n is the number of complete months from the date of withdrawal to the end of the current guarantee period. (If less than one complete month remains, N equals one unless the withdrawal is made on the last day of the guarantee period, in which case no adjustment applies.)

SAMPLE CALCULATION 1: POSITIVE ADJUSTMENT

------------------------------------------------------------------------------
Amount withdrawn or transferred          $ 10,000
------------------------------------------------------------------------------
Guarantee period                         7 years
------------------------------------------------------------------------------
Time of withdrawal or transfer           beginning of 3rd year of guaranteed
period
------------------------------------------------------------------------------
Guaranteed rate (g)                      8%
------------------------------------------------------------------------------
Guaranteed rate for new 5 year           7%
guarantee (c)
------------------------------------------------------------------------------
Remaining guarantee period (n)           60 months
------------------------------------------------------------------------------

MARKET VALUE ADJUSTMENT:

         [                       60          ]
         [                       --          ]
10,000 x [   (     1+0.08      ) 12          ]  = 234.73
         [   (-----------------)        -1   ]
         [   (1 + 0.07 + 0.0005)             ]

 Amount withdrawn or transferred (adjusted for market value adjustment):
$10,000 + $234.73 = $10,234.73

 SAMPLE CALCULATION 2: NEGATIVE ADJUSTMENT

------------------------------------------------------------------------------
Amount withdrawn or transferred        $10,000
------------------------------------------------------------------------------
Guarantee period                       7 years
------------------------------------------------------------------------------
Time of withdrawal or transfer         beginning of 3rd year of guaranteed
                                       period
------------------------------------------------------------------------------
Guaranteed rate (g)                    8%
------------------------------------------------------------------------------
Guaranteed rate for new 5 year
guarantee (c)                          9%
------------------------------------------------------------------------------
Remaining guarantee period(n)          60 months
------------------------------------------------------------------------------

MARKET VALUE ADJUSTMENT:


         [                       60          ]
         [                       --          ]
10,000 x [   (     1+0.08      ) 12          ]  = -666.42
         [   (-----------------)        -1   ]
         [   (1 + 0.09 + 0.0005)             ]


 Amount withdrawn or transferred (adjusted for money market adjustment):
$10,000 - 666.42 = $9,333.58

 SAMPLE CALCULATION 3: NEGATIVE ADJUSTMENT

----------------------------------------------------------------------------
Amount withdrawn or transferred        $10,000
----------------------------------------------------------------------------
Guarantee period                       7 years
------------------------------------------------------------------------------
Time of withdrawal or transfer         beginning of 3rd year of guaranteed
                                       period
------------------------------------------------------------------------------
Guaranteed rate (g)                    8%
------------------------------------------------------------------------------
Guaranteed rate for new 5 year         7.75%
guarantee (c)
------------------------------------------------------------------------------
Remaining guarantee period(n)          60 months
------------------------------------------------------------------------------

MARKET VALUE ADJUSTMENT:


                          [                         60      ]
                          [                         --      ]
                 10,000 x [   (     1 + 0.08      ) 12      ]  = -114.94
                          [   (-------------------)      -1 ]
                          [   (1 + 0.0775 + 0.0005)         ]


Amount withdrawn or transferred (adjusted for market value adjustment):
$10,000 - 114.94 = $9,885.06

  ------------------------------------------------------------------------------

 *All interest rates shown have been arbitrarily chosen for purposes of these examples. In most cases they will bear little or no relation to the rates we are actually guaranteeing at any time.

                     APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

Assume The Following Facts:

  On January 1, 1997, you make a $5000 initial premium payment and we issue you a contract.
  On January 1, 1998, you make a $1000 premium payment
  On January 1, 1999, you make a $1000 premium payment.
  On January 1, 2000, the total value of your contract is $9000 because of good investment earnings.

  Now assume you make a partial withdrawal of $6000 (no tax withholding) on January 2, 2000. In this case, assuming no prior withdrawals, we would deduct a CDSL of $272.23. We withdraw a total of $6272.23 from your contract.

  $6000.00 -- withdrawal request payable to you
  + 272.23 -- withdrawal charge payable to us
  ---------
  $6272.23 -- total amount withdrawn from your contract

Here Is How We Determine The Withdrawal Charge:

  1.We FIRST reduce your $5000 INITIAL PREMIUM PAYMENT by the three annual $ 30 contract fees we assessed on January 1, 1998, 1999, and 2000. We withdraw the remaining $4910 from your contract.

  $5000
     -30   -- 1998 contract fee payable to us
     -30   -- 1999 contract fee payable to us
     -30   -- 2000 contract fee payable to us
  ------
  $ 4910   -- amount of your initial premium payment we would consider to be withdrawn.

  Under the free withdrawal provision, we deduct 10% of the total value of your contract at the beginning of the contract year, or $900 (.10 x $
     9000). We pay the $900 to you as part of your withdrawal request, and we assess a withdrawal charge on the remaining balance of $4010. Because you made the initial premium payment 3 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $200.50 from your contract to cover the withdrawal charge on your initial premium payment. We pay the remainder of $3809.50 to you as a part of your withdrawal request.

  $  4910

     -900   -- free withdrawal amount (payable to you)
  -------
  $  4010
    x .05
  -------
  $200.50   -- withdrawal charge on initial premium payment (payable to us)

  $4010.00
   -200.50
   -------
   3809.50  --  part of withdrawal request payable to you

  2. We NEXT deem the entire amount of your 1998 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 5%. We deduct the resulting $50 from your contract to cover the withdrawal charge on your 1998 premium payment. We pay the remainder of $950 to you as a part of your withdrawal request.

  $1000
   x.05
  -----
    $50  --  withdrawal charge on 1998 premium payment (payable to us)

  $1000
   - 50
   ----
   $950  -- part of withdrawal request payable to you

  3. We NEXT determine what additional amount we need to withdraw to provide you with the total $6000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $900 from the free withdrawal amount, $3809.50 from your initial premium payment, and $950 from your 1999 premium payment. Therefore, $340.50 is needed to reach $ 6000.

  $6000.00  --  total withdrawal amount requested
   -900.00  --  free withdrawal amount
  -3809.50  --  payment deemed from initial premium payment
   -950.00  --  payment deemed from 1998 premium payment
   -------
   $340.50  --  additional payment to you needed to reach $6000

  We know that the withdrawal charge percentage for this remaining amount is 6%, because you are already deemed to have withdrawn all premiums you paid prior to 1999. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you   =  Withdrawal needed - [applicable withdrawal charge
     percentage times withdrawal needed]

  $340.50 = x - [.06x]
  $340.50 = .94x

  $340.5
  ------
   0.94   = x

  $362.23 =  x

   $362.23   --   deemed withdrawn from 1999 premium payment
  -$340.50   --   part of withdrawal request payable to you
  --------
    $21.73   --   withdrawal charge on 1999 premium deemed withdrawn (payable to us)

                       STATEMENT OF ADDITIONAL INFORMATION


                                     PATRIOT


           DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACTS


                                    FUNDED IN


                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY


                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF


                               ------------------


This statement of additional information ("SAI"), dated November 1, 2000 is not a prospectus. It is intended that this SAI be read in conjunction with the prospectus of John Hancock Variable Annuity Account JF (the "Account") dated November 1, 2000, for the Contracts being offered. Terms used in this SAI that are not otherwise defined herein have the same meanings given to them in the prospectus, unless the context requires otherwise. A copy of the prospectus may be obtained from the John Hancock Annuity Servicing Office, P.O. Box 9298, Boston, Massachusetts 02205-9298, telephone number 1-800-824-0335.

                                TABLE OF CONTENTS


                               -----------------



                                                       PAGE OF SAI
                                                       -----------
Variations in Charges..................                     2
Distribution...........................                     2
Calculation of Performance Data........                     2
Other Performance Information..........                     4
Calculation of Annuity Payments........                     5
Additional Information About
 Determining Unit Values...............                     7
Purchases and Redemptions of Fund Shares                    8
The Account............................                     8
Delay of Certain Payments..............                     8
Liability for Telephone Transfers......                     9
Voting Privileges......................                     9
Financial Statements...................                    10

                             VARIATIONS IN CHARGES

     In the future, we may allow a reduction in or the elimination of the withdrawal charge, the charge for the Nursing Home Waiver of Withdrawal Charge rider, the charge for mortality and expense risks, the administrative services charge, the annual contract fee, the charge for the One Year Stepped-Up Death Benefit rider, or the charge for the Accidental Death Benefit rider. The affected contracts would involve sales to groups or classes of individuals in a manner resulting in a reduction in the expenses associated with the sale of such contracts and the benefits offered, or the costs associated with administering or maintaining the contracts.

     The entitlement to such a reduction in or elimination of charges and fees will be determined by JHVLICO based upon factors such as the following: (1) the size of the initial premium payment, (2) the size of the group or class, (3) the total amount of premium payments expected to be received from the group or class and the manner in which premium payments are remitted, (4) the nature of the group or class for which the contracts are being purchased and the persistency expected from that group or class as well as the mortality risks associated with that group or class, (5) the purpose for which the contracts are being purchased and whether that purpose makes it likely that costs and expenses will be reduced, or (6) the level of commissions paid to selling broker-dealers or certain financial institutions with respect to contracts within the same group or class.

     We will make any reduction in charges or fees according to our rules in effect at the time an application for a contract is approved. We reserve the right to change these rules from time to time. Any variation in charges or fees will reflect differences in costs and services, will apply uniformly to all prospective contract purchasers in the group or class, and will not be unfairly discriminatory to the interests of any owner.

                                 DISTRIBUTION

     The distribution of the contracts through John Hancock Funds, Inc. ("JHFI") is continuous. Pursuant to a marketing and distribution agreement between John Hancock and JHFI, the amounts we paid JHFI under that agreement for such services were as follows:


         YEAR              AMOUNT PAID TO JHFI
         ----              -------------------
 1999                          $6,338,774
 1998                          $4,860,290
 1997                          $2,697,629


                        CALCULATION OF PERFORMANCE DATA

     The Account may, from time to time, include in advertisements, sales literature and reports to owners or prospective investors information relating to the performance of its variable investment options. The performance information that may be presented is not an estimate or a guarantee of future investment performance, and does not represent the actual experience of amounts invested by a particular owner. Set out below is a description of the methods used in calculating the performance information for the variable investment options.

     The Account will calculate the average annual total return for each variable investment option (other than the Money Market option), according to the following formula prescribed by the SEC:

                             P x ( 1 + T ) n = ERV

 where               P = a hypothetical initial premium payment of $1,000
                     T = average annual total return
                     n = number of years
                     ERV = ending redeemable value of a hypothetical $1,000 premium payment, made at the beginning of such period (or fractional portion thereof)

     Average annual total return is the annual compounded rate of return for a variable investment option that would have produced the ending redeemable value over the stated period if the performance remained constant throughout. The calculation assumes a single $1,000 premium payment made into the variable investment option at the beginning of the period and full redemption at the end of the period. It reflects adjustments for all Trust and contract level charges except any premium tax charge or charges for optional rider benefits described in the prospectus. The annual contract fee has been included as an annual percentage of assets.

     On the basis, the following table shows the average total return for each variable investment option for the periods ended December 31, 1999:

                        AVERAGE ANNUALIZED TOTAL RETURNS
                        --------------------------------
VARIABLE INVESTMENT     YEAR TO DATE    1 YEAR    5 YEAR   10 YEAR      DATE OF
-------------------                      /**/                          INCEPTION
OPTION/*/                                                                /***/
------
V.A. Financial
Industries...........         -6.25%      -6.25%      N/A      N/A          4/30/97
V.A. Small Cap Growth         61.34%      61.34%      N/A      N/A          8/29/96
V.A. Mid Cap Growth..         49.06%      49.06%      N/A      N/A          1/07/98
V.A. Large Cap Growth         13.83%      13.83%      N/A      N/A          8/29/96
V.A. Large Cap Value.         49.53%      49.53%      N/A      N/A          1/06/98
V.A. Core Equity.....          7.05%       7.05%      N/A      N/A          8/29/96
V.A. Sovereign
Investors............         -2.93%      -2.93%      N/A      N/A          8/29/96
V.A. Strategic Income         -1.95%      -1.95%      N/A      N/A          8/29/96
V.A.  Bond...........         -7.27%      -7.27%      N/A      N/A          8/29/96
V.A. High Yield Bond .         6.32%       6.32%      N/A      N/A          1/06/98
V.A. Money Market....         -2.08%      -2.08%      N/A      N/A          8/29/96
Managed..............          2.30%       2.30%   15.25%   11.06%         11/09/87
Equity Index.........         14.20%      14.20%      N/A      N/A          8/29/96
Large Cap Value......         -3.49%      -3.49%      N/A      N/A          8/29/96
Large Cap Growth.....         17.17%      17.17%   26.86%   17.61%          11/9/87
Mid Cap Value........         -1.26%      -1.26%      N/A      N/A          8/29/96
Mid Cap Growth.......        110.80%     110.80%      N/A      N/A          8/29/96
Real Estate Equity...         -8.42%      -8.42%      N/A      N/A          8/29/96
Small/Mid Cap CORE...         13.67%      13.67%      N/A      N/A          4/30/98
Small Cap Equity.....        -10.16%     -10.16%      N/A      N/A          8/29/96
Global Equity ........        17.30%      17.30%      N/A      N/A         11/30/98
International Balanced        -1.66%      -1.66%      N/A      N/A          8/29/96
International Equity
Index................         23.93%      23.93%   10.33%    7.95%          2/01/89
International
Opportunities........         27.05%      27.05%      N/A      N/A          8/29/96
Emerging Markets
Equity...............         74.11%      74.11%      N/A      N/A          4/30/98
Short-Term Bond......         -3.80%      -3.80%      N/A      N/A          8/29/96
Bond Index...........         -9.29%      -9.29%      N/A      N/A          4/30/98
Global Bond..........         -8.90%      -8.90%      N/A      N/A          8/29/96
High Yield Bond......         -1.65%      -1.65%      N/A      N/A          4/30/98

* Absent expense reimbursements to certain funds, total return figures for the related variable investment options would have been lower.

**   or since inception of the applicable fund or its predecessor.

***  of the fund or its predecessor.

     For the 7-day period ending December 31, 1999, the Money Market option's current yield was 3.65 % and its effective yield was 3.72%.

     The Account will calculate current yield for each variable investment option (other than the Money Market option) according to the following formula prescribed by the SEC
LOGO

where: a = net investment income earned during the period by the Fund whose shares are owned by the variable investment option b = expenses accrued for the period (net of any reimbursements) c = the average daily number of accumulation units outstanding during the period d = the offering price per accumulation unit on the last day of the period

     According to this formula, yield is determined by dividing the net investment income per accumulation unit earned during the period (minus the deduction for mortality and expense risk charge, administration charge and annual contract fee) by the accumulation unit value on the last day of the period and annualizing the resulting figure. The calculation is based on specified 30-day periods identified in the advertisement. Neither the withdrawal charge nor any charges for premium taxes or optional rider benefits are reflected in the calculation.

     The Account may calculate current yield and effective yield figures for the Money Market option. The current yield of the Money Market option for a seven-day period ("base period") will be computed by determining the "net change in value" (calculated as set forth below) of a hypothetical owner account having a balance of one unit at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by 365/7, with the resulting yield figure carried to the nearest hundredth of one percent. Net changes in value of the hypothetical owner account will include net investment income of that account (accrued daily dividends as declared by the Money Market Fund, less daily expenses of the Account) for the period, but will not include realized gains or losses or unrealized appreciation or depreciation on the underlying Money Market Fund shares. The mortality and expense risk charges, administration charge and contract fee are reflected, but the withdrawal charge and any charge for premium taxes and optional benefits are not.

     The effective yield reflects the effects of compounding and represents an annualization of the current return. The formula for effective yield, as prescribed by the SEC, is:

          Effective yield    = (Base period return + 1)/(365/7) / - 1


                         OTHER PERFORMANCE INFORMATION

     You can compare performance information at the Account level to other variable annuity separate accounts or other investment products surveyed by Lipper Analytical Services, Inc., an independent service that monitors and ranks the performance of investment companies.

     We also use Ibottson and Associates, CDA Weisenberger, and F.C. Towers for comparison purposes, as well as the Russell and Wilshire indexes. We may also use performance rankings and ratings reported periodically in national financial publications such as Money Magazine, Forbes, Business Week, The Wall Street Journal, Micropal, Inc., Morningstar, Stanger's and Barron's. Such performance figures are calculated in accordance with standardized methods established by each reporting service.

     We vote any shares held by the Account that are not attributable to contracts or for which instructions from owners are not received, in proportion to the instructions we have received from participants in the Account.

                        CALCULATION OF ANNUITY PAYMENTS

CALCULATION OF ANNUITY UNITS

     We use a measuring device called an "annuity unit" to help us compute the amount of each monthly payment that is based on a variable investment option. Each variable investment option has its own annuity unit with its own annuity unit value.

     The number of the contract's annuity units for each variable investment option normally doesn't change while the payee continues to receive payments, unless the payee makes a transfer from one variable investment option to another. The amount of each monthly annuity payment based on a variable investment option equals the number of the contract's annuity units in that option times the value of one such unit as of the tenth day preceding the payment's due date.

     To compute the amount of the first annuity payment that is based on any variable investment option, we first determine the amount of your contract's value that we will apply to that variable option. We do this as of 10 calendar days prior to the date the initial monthly annuity payment is due, in the manner described in the prospectus under "The annuity period - choosing fixed or variable annuity payments."

     For each variable investment option, we THEN divide:

   the resulting value (minus any
        premium tax charge)

                 by

               $1,000
-----------------------------------

 and multiply the result by

 the applicable annuity purchase rate
 set forth in the contract and
 reflecting

 (1) the age and, possibly, sex of the
 payee and

 (2) the assumed investment rate
 (discussed below)
---------------------------------------

This computation determines the amount of initial monthly variable annuity payment to the annuitant from each variable investment option.

We then determine the number of annuity units to be credited to the contract from each of such variable investment options by dividing:

 the amount of the initial monthly variable annuity payment from that variable annuity option by

 the annuity unit value of that variable investment option as of 10 calendar days prior to the date the initial payment is due
----------------------------------------------------------

     For example, assume that 10 days before the date of maturity, a contract has credited to it 4000.000 accumulation units, each having a value of $12.000000. Assume, further, that the appropriate annuity purchase rate in the contract for an assumed investment rate of 3 1/2% is $5.47 per $1000 of proceeds for the annuity option elected. The first monthly annuity payment would be $262.56.
LOGO

     If the value of an annuity unit 10 days before the date of maturity was $1.4000000, the number of annuity units represented by the first and subsequent payments would be 187.543 ($262.56/$1.4000000). If the annuity unit value 10 days before the due date of the second monthly payment was $1.405000, the amount of the second payment would be $263.50 (187.543 x $1.405000).

ANNUITY UNIT VALUES

     The value of the annuity units varies from day to day, depending on the investment performance of the variable investment option, the deductions made against the variable investment option, and the assumed investment rate used in computing annuity unit values. Thus, the variable monthly annuity payments vary in amount from month to month.

     We calculate annuity unit value separately for each variable investment option. As of the close of each business day, we calculate the value of one annuity unit by

(1) multiplying the immediately preceding annuity unit value by the sum of one plus the applicable net investment rate for the period subsequent to such preceding value and then

(2) multiplying this product by an adjustment factor to neutralize the assumed investment rate used in determining the amounts of annuity payable. If your contract has an assumed investment rate of 3 1/2% per year, the adjustment factor for a valuation period of one day would be 0.999905754. We neutralize the assumed investment rate by applying the adjustment factor so that the variable annuity payments will increase only if the actual net investment rate of the variable investment option exceeds 3 1/2% per year and will decrease only if is less than 3 1/2% per year.

     The amount of the initial variable monthly payment is determined on the assumption that the actual net investment rate of each variable investment option used in calculating the "net investment factor" (described below) will be equal on an annual basis to the "assumed investment rate" (described under "The annuity period - variable monthly annuity payments" in the prospectus). If the actual net investment rate between the dates for determining two monthly annuity payments is greater than the assumed investment rate, the latter monthly payment will be larger in amount than the former. On the other hand, if the actual net investment rate between the dates for determining two monthly annuity payments is less than the assumed investment rate, the latter monthly payment will be smaller in amount than the former.

MORTALITY TABLES

     The mortality tables used as a basis for both variable and fixed annuity purchase rates are the 1983a Mortality Tables, with projections of mortality improvements and with certain age adjustments based on the contract year of annuitization. The mortality table used in a Contract purchased in connection with certain employer-related plans and used in all contracts issued in Montana will be the Female Annuity Table of the 1983a Mortality Tables. The impact of this change will be lower benefits (5% to 15%) from a male's viewpoint than would otherwise be the case.

             ADDITIONAL INFORMATION ABOUT DETERMINING UNIT VALUES

     The general manner in which we compute annuity unit values is discussed above. Like annuity unit values, we calculate accumulation unit values separately for each variable investment option. As of the close of each business day, we calculate the value of one accumulation unit of a variable investment option by multiplying the immediately preceding accumulation unit value by the sum of one plus the applicable "net investment rate" for the period subsequent to such preceding value. See "Net investment rate" below.

NET INVESTMENT RATE

     For any period, the net investment rate for a variable investment option equals

(1) the percentage total investment return of the corresponding Fund for that period (assuming reinvestment of all dividends and other distributions from the Fund), less

(2) for each calendar day in the period, a deduction of 0.003425% or 0.002740% (depending on the charge for mortality and expense risks) of the value of the variable investment option at the beginning of the period, and less

(3) a further adjustment in an appropriate amount if we ever elect to impose a charge for our income taxes.

ADJUSTMENT OF UNITS AND VALUES

     We reserve the right to change the number and value of the accumulation units and/or annuity units credited to your contract, without notice, provided that strict equity is preserved and the change does not otherwise affect the benefits, provisions, or investment return of your contract.

HYPOTHETICAL EXAMPLE ILLUSTRATING THE CALCULATION OF ACCUMULATION UNIT VALUES AND ANNUITY UNIT VALUES

     Assume at the beginning of the period being considered, the value of a particular variable investment option was $4,000,000. Investment income during the period totaled $2000, while capital gains were $3000 and capital losses were $1000. Assume also that we are not imposing any tax charge. Charges against the beginning value of the variable investment option amount to $137.00 assuming a one day period. The $137.00 was computed by multiplying the beginning value of $4,000,000 by the factor 0.00003425. By substituting in the first formula above, the net investment rate is equal to $3863.00 ($2000 + $3000 - $1000 -$137.00)
divided by $4,000,000 or 0.0009658.

     Assume further that each accumulation unit had a value of $11.250000 on the previous business day, and the value of an annuity unit on such previous date was $1.0850000. Based upon the experience of the variable investment option during the period, the value of an accumulation unit at the end of the period would be $11.250000 x (1 + .0009658) or $11.260865. The value of an annuity unit at the end of the period would be $1.0850000 x (1. + .0009658) x .999905754 or
$1.085946. The final figure, .999905754, neutralizes the effect of a 3 1/2% assumed investment rate so that the annuity unit's change in value reflects only the actual investment experience of the variable investment option.

                   PURCHASES AND REDEMPTIONS OF FUND SHARES

     JHVLICO purchases and redeems fund shares for the Account at their net asset value without any sales or redemption charges. Each available fund issues its own separate series of fund shares. Each such series represents an interest in one of the funds of the Trusts, which corresponds to one of our variable investment options. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, the account purchases and redeems shares of each fund for each variable investment option based on, among other things, the amount of premium payments allocated to that option, dividends reinvested, and transfers to, from and among investment options, all to be effected as of that date. Such purchases and redemptions are effective at the net asset value per Trust share for each fund determined on that same date.

                                  THE ACCOUNT

     In addition to the assets attributable to contracts, the Account includes assets derived from charges made by and, possibly, funds contributed by JHVLICO to commence operations of the variable investment option. From time to time these additional amounts may be transferred in cash by us to our general account. Before any such transfer, we will consider any possible adverse impact transfer might have on any variable investment option. The assets of one variable investment option are not necessarily legally insulated from liabilities associated with another variable investment option.

                           DELAY OF CERTAIN PAYMENTS

     Ordinarily, upon a surrender or partial withdrawal, we will pay the value of any accumulation units in a single sum within 7 days after receipt of a written request at our Annuity Servicing Office. However, redemption may be suspended and payment may be postponed under the following conditions:

(1) when the New York Stock Exchange is closed, other than customary weekend and holiday closings;

(2)  when trading on that Exchange is restricted;

(3) when an emergency exists as a result of which (a) disposal of securities in a variable investment option is not reasonably practicable or (b) it is not reasonably practicable to determine the value of the net assets of a variable investment option; or

(4) when a governmental body having jurisdiction over the Account by order permits such suspension.

Rules and regulations of the SEC, if any are applicable, will govern as to whether conditions in (2) or (3) exist.

     We may defer for up to 15 days the payment of any amount attributable to a premium payment made by check to allow the check reasonable time to clear.

     We may also defer payment of surrender proceeds payable out of any guarantee period for a period of up to 6 months.

                       LIABILITY FOR TELEPHONE TRANSFERS

     If you authorize telephone transfers, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or fax instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include

 (1) requiring personal identification,
 (2) tape recording calls, and
 (3) providing written confirmation to the owner.

If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

                               VOTING PRIVILEGES

     Here's the formula we use to determine the number of fund shares as to which you may give instructions:

 the total value of your accumulation
 units value in a variable investment
 option

              divided by

 the net asset value of 1 share of the
 corresponding Fund
--------------------------------------

     At a shareholders' meeting, you may give instructions regarding:

 .    the election of a Board of Trustees,

 .    the ratification of the selection of independent auditors,

 .    the approval of a Trust's investment management agreements,

 .    and other matters requiring a vote under the 1940 Act.

     The annuitant or other payee will also be entitled to give voting instructions with respect to the fund shares corresponding to any variable investment option under which variable annuity payments are then being made. We determine the number of fund shares for which the payee can give instructions by dividing the actuarially determined present value of the payee's annuity units that correspond to that fund by the net asset value of one share of that fund.

     We will furnish you information and forms so that you may give voting instructions.

     We may own fund shares that we do not hold in any separate account whose participants are entitled to give voting instructions. We will vote such shares in proportion to the instructions we receive from all variable annuity contract and variable life insurance policy owners who give us instructions for that fund's shares (including owners who participate in separate accounts other than the Account).

     We have designed your voting privileges based upon our understanding of the requirements of the federal securities laws. If the applicable laws, regulations, or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Variable Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Variable Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and unassigned deficit and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Variable Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

               STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                            DECEMBER 31,
                                                        ---------------------
                                                           1999       1998
                                                        ----------  -----------
                                                            (IN MILLIONS)
ASSETS
Bonds--Note 6                                           $ 1,216.3    $1,185.8
Preferred stocks                                             35.9        36.5
Common stocks                                                 3.2         3.1
Investment in affiliates ............................        80.7        81.7
Mortgage loans on real estate--Note 6 ...............       433.1       388.1
Real estate                                                  25.0        41.0
Policy loans                                                172.1       137.7
Cash items:
   Cash in banks ....................................        27.2        11.4
   Temporary cash investments .......................       222.9         8.5
                                                        ---------    --------
                                                            250.1        19.9

Premiums due and deferred ...........................        29.9        32.7
Investment income due and accrued ...................        33.2        29.8
Other general account assets ........................        65.3        47.5
Assets held in separate accounts ....................     8,268.2     6,595.2
                                                        ---------    --------


 TOTAL ASSETS .......................................   $10,613.0    $8,599.0
                                                        =========    ========

OBLIGATIONS AND STOCKHOLDER'S EQUITY
OBLIGATIONS
  Policy reserves ...................................   $ 1,866.6    $1,652.0
  Federal income and other taxes payable--Note 1 ....        67.3        44.3
  Other general account obligations .................       219.0       150.9
  Transfers from separate accounts, net .............      (221.6)     (190.3)
  Asset valuation reserve--Note 1 ...................        23.1        21.9
  Obligations related to separate accounts ..........     8,261.6     6,589.4
                                                        ---------    --------
 TOTAL OBLIGATIONS ..................................
                                                         10,216.0     8,268.2

STOCKHOLDER'S EQUITY
  Common Stock, $50 par value; authorized 50,000
    shares;
     issued and outstanding 50,000 shares ...........         2.5         2.5
  Paid-in capital ...................................       572.4       377.5
  Unassigned deficit--Note 10 .......................      (177.9)      (49.2)
                                                        ---------    --------
  TOTAL STOCKHOLDER'S EQUITY ........................       397.0       330.8
                                                        ---------    --------

 TOTAL OBLIGATIONS AND STOCKHOLDER'S EQUITY .........   $10,613.0    $8,599.0
                                                        =========    ========



The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

        STATUTORY-BASIS STATEMENTS OF OPERATIONS AND UNASSIGNED DEFICIT

                                                                     YEAR ENDED DECEMBER 31,
                                                                 1999                         1998
                                                              ---------                    ---------
                                                                           (IN MILLIONS)
INCOME
Premiums                                                                                  $1,272.3
Net investment income--Note 3...............................     136.0                       122.8
Other, net                                                       605.4                       618.1
                                                              --------                    --------
                                                               1,692.2                     2,013.2

BENEFITS AND EXPENSES.......................................
Payments to policyholders and beneficiaries.................     349.9                       301.4
Additions to reserves to provide for future payments to
   policyholders and beneficiaries..........................     888.8                     1,360.2
Expenses of providing service to policyholders and
 obtaining new insurance--Note 5............................     314.4                       274.2
State and miscellaneous taxes...............................      20.5                        28.1
                                                              --------                    --------
                                                               1,573.6                     1,963.9

 Gain from operations before federal income
   taxes and net realized capital losses....................     118.6                        49.3
Federal income taxes--Note 1................................      42.9                        33.1
                                                              --------                    --------
 GAIN FROM OPERATIONS BEFORE NET REALIZED CAPITAL LOSSES          75.7                        16.2
Net realized capital losses--Note 4.........................      (1.7)                       (0.6)
                                                              --------                    --------
  NET INCOME                                                      74.0                        15.6

Unassigned deficit at beginning of year.....................     (49.2)                      (58.3)
Net unrealized capital losses and other adjustments--Note 4       (3.8)                       (6.0)
Other reserves and adjustments--Note 10.....................    (198.9)                       (0.5)
                                                              --------                    --------

    UNASSIGNED DEFICIT AT END OF YEAR.......................   $(177.9)                    $ (49.2)
                                                              ========                    ========

The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                   STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                  YEAR ENDED DECEMBER 31,
                                                  -----------------------
                                                    1999           1998
                                                  --------       --------
                                                      (IN MILLIONS)
Cash flows from operating activities:
   Insurance premiums............................
   Net investment income.........................      134.2      118.2
   Benefits to policyholders and beneficiaries...     (321.6)    (275.5)
Dividends paid to policyholders..................      (25.6)     (22.3)
Insurance expenses and taxes.....................     (344.8)    (296.9)
Net transfers to separate accounts...............     (705.3)    (874.4)
   Other, net                                          540.6      551.3
                                                     -------     ------
  NET CASH PROVIDED FROM OPERATIONS..............      236.0      475.7
                                                     -------     ------

Cash flows used in investing activities:
   Bond purchases................................     (240.7)    (618.8)
   Bond sales....................................      108.3      340.7
   Bond maturities and scheduled redemptions.....       78.4      111.8
   Bond prepayments..............................       18.7       76.5
   Stock purchases...............................       (3.9)     (23.4)
   Proceeds from stock sales.....................        3.6        1.9
   Real estate purchases.........................       (2.2)      (4.2)
   Real estate sales.............................       17.8        2.1
   Other invested assets purchases...............       (4.5)       0.0

   Mortgage loans issued.........................      (70.7)    (145.5)
   Mortgage loan repayments......................       25.3       33.2
   Other, net....................................      (68.9)    (435.2)
                                                     -------    -------
 NET CASH USED IN INVESTING ACTIVITIES...........     (138.8)    (660.9)
                                                     -------    -------

Cash flows from financing activities:

   Capital contribution..........................      194.9
   Net (decrease) increase in short-term note
   payable.......................................      (61.9)      61.9
                                                     -------     ------
 NET CASH PROVIDED FROM FINANCING ACTIVITIES.....      133.0       61.9
                                                     -------     ------

INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
INVESTMENTS......................................      230.2

Cash and temporary cash investments at beginning
 of year.........................................       19.9      143.2
                                                     -------     ------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF
 YEAR............................................      250.1      $19.9
                                                     =======     ======


The accompanying notes are an integral part of the statutory-basis financial statements.

                 JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

  John Hancock Variable Life Insurance Company (the Company) is a wholly-owned subsidiary of John Hancock Life Insurance Company (formerly John Hancock Mutual Life Insurance Company) (John Hancock). The Company, domiciled in the Commonwealth of Massachusetts, principally writes variable and universal life insurance policies. Those policies primarily are marketed through John Hancock's sales organization, Signator Insurance Agency, which includes a career agency system composed of Company-supported independent general agencies and a direct brokerage system that markets directly to external independent brokers.
 Policies also are sold through various unaffiliated securities broker-dealers and certain other financial institutions. Currently, the Company writes business in all states except New York.

  The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

 Basis of Presentation

  The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

  The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized in relation to future estimated gross profits; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP.
 Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to unassigned deficit rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions, are recorded directly to unassigned deficit rather than being reflected in income. The effects of the foregoing variances from GAAP have not been determined but are presumed to be material.

  The significant accounting practices of the Company are as follows:

 Pending Statutory Standards

  During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's unassigned deficit is not expected to be material.

 Revenues and Expenses

  Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

 Cash and Temporary Cash Investments

  Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

 Valuation of Assets

  General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

  Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

  The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment real estate is carried at depreciated cost, less encumbrances. Depreciation on investment real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $1.9 million in 1999 and $3.0 million in
1998.

  Real estate acquired in satisfaction of debt and real estate held for sale are carried at the lower of cost or fair value.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

 Asset Valuation and Interest Maintenance Reserves

  The Asset Valuation Reserve (AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. Changes to the AVR are charged or credited directly to the unassigned deficit.

  The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $2.3 million, amounted to $7.4 million, which is included in policy reserves. The corresponding 1998 amounts were $2.4 million and $10.7 million, respectively.

 Goodwill

  The excess of cost over the statutory book value of the net assets of life insurance business acquired was $8.9 million and $11.4 million at December 31, 1999 and 1998, respectively, and generally is amortized over a ten-year period using a straight-line method.

 Separate Accounts

  Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

 Fair Value Disclosure of Financial Instruments

  Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 11.

  The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

  The fair values for common and preferred stocks, other than its subsidiary investments, which are carried at equity values, are based on quoted market prices.

  Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap agreements, and currency swap agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

  The fair value for mortgage loan is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are engaged into qualitative categories for purposes of the fair value calculations.

  The carrying amount in the statement of financial position for policy loans approximates their fair value.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999.

 Capital Gains and Losses

  Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net gain or loss. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to the unassigned deficit.

 Policy Reserves

  Life reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for variable life insurance policies are maintained principally on the modified preliminary term method using the 1958 and 1980 Commissioner's Standard Ordinary (CSO) mortality tables, with an assumed interest rate of 4% for policies issued prior to May 1, 1983 and 41/2% for policies issued on or thereafter. Reserves for single premium policies are determined by the net single premium method using the 1958 CSO mortality table, with an assumed interest rate of 4%. Reserves for universal life policies issued prior to 1985 are equal to the gross account value which at all times exceeds minimum statutory requirements. Reserves for universal life policies issued from 1985 through 1988 are maintained at the greater of the Commissioner's Reserve Valuation Method (CRVM) using the 1958 CSO mortality table, with 41/2% interest or the cash surrender value. Reserves for universal life policies issued after 1988 and for flexible variable policies are maintained using the greater of the cash surrender value or the CRVM method with the 1980 CSO mortality table and 51/2% interest for policies issued from 1988 through 1992; 5% interest for policies issued in 1993 and 1994; and 41/2% interest for policies issued in 1995 through 1999.

 Federal Income Taxes

  Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company are consolidated with John Hancock in filing a consolidated federal income tax return basis for the affiliated group.
 The federal income

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY taxes of the Company are allocated on a separate return basis with certain adjustments. The Company made federal income tax payments of $10.6 million in 1999 and $38.2 million in 1998.

  Income before taxes differs from taxable income principally due to tax-exempt investment income, the limitation placed on the tax deductibility of policyholder dividends, accelerated depreciation, differences in policy reserves for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

  Amounts for disputed tax issues relating to the prior years are charged or credited directly to policyholders' contingency reserve.

 Adjustments to Policy Reserves

  From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to stockholder's equity. No such refinements were made during 1999 or 1998.

 Reinsurance

  Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

2. ACQUISITION

  On June 23, 1993, the Company acquired all of the outstanding shares of stock of Colonial Penn Annuity and Life Insurance Company (CPAL) from Colonial Penn Life Insurance Company for an aggregate purchase price of approximately $42.5 million. At the date of acquisition, assets of CPAL were approximately $648.5 million, consisting principally of cash and temporary cash investments and liabilities were approximately $635.2 million, consisting principally of reserves related to a block of interest sensitive single-premium whole life insurance business assumed by CPAL from Charter National Life Insurance Company (Charter). The purchase price includes contingent payments of up to approximately $7.3 million payable between 1994 and 1998 based on the actual lapse experience of the business in force on June 23, 1993. The Company made the final contingent payment to CPAL of $1.5 million during 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  On June 24, 1993, the Company contributed $24.6 million in additional capital to CPAL. CPAL was renamed John Hancock Life Insurance Company of America (JHLICOA) on July 7, 1993. JHLICOA was subsequently renamed Investors Partner Life Insurance Company (IPL) on March 5, 1998. IPL manages the business assumed from Charter and began marketing term life and variable universal life products through brokers in 1999. Summarized financial information for IPL for 1999 and 1998 is as follows:


                                                   1999          1998
                                                   -------       -------
                                                (IN MILLIONS)


Total assets                                           570.7     587.8
Total liabilities                                      498.9     517.5
Total revenue                                           35.6      38.8
Net income                                               3.5       3.8


3. NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                        1999      1998
                                                      ------    ------
                                                         (IN MILLIONS)
Investment expenses . . . . . . . . . . . . .         $  9.5    $  8.3
Interest expense                                         1.7       2.4
Depreciation expense. . . . . . . . . . . .              0.6       0.8
Investment taxes                                         0.3       0.7
                                                      ------    ------
                                                       $12.1     $12.2
                                                      ======    ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

4. NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:


                                                     1999         1998
                                                     ------     ------
                                                          (IN MILLIONS)
Net gains from asset sales  . . . . . . . . . . .     (2.8)         7.6
Capital gains tax                                      0.2       (2.9)
Net capital gains transferred to IMR  . . . . . .      0.9       (5.3)
                                                    ------     ------

Net REALIZED CAPITAL LOSSES . . . . . . . . . . .     (1.7)      (0.6)
                                                    ======     ======


Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                       1999       1998
                                                     ------     ------
                                                          (IN MILLIONS)
Net losses from changes in security values and book
     value adjustments. . . . . . . . . . . . . . .     (2.6)      (2.7)
Increase in asset valuation reserve . . . . . . . .     (1.2)      (3.3)
                                                      ------     ------


Net UNREALIZED CAPITAL LOSSES AND OTHER ADJUSTMENTS     (3.8)      (6.0)
                                                      ======     ======

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

5. TRANSACTIONS WITH PARENT

  The Company's Parent provides the Company with personnel, property and facilities in carrying out certain of its corporate functions. The Parent annually determines a fee for these services and facilities based on a number of criteria which were revised in 1999 and 1998 to reflect continuing changes in the Company's operations. The amount of the service fee charged to the Company was $188.3 million and $157.5 million in 1999 and 1998, respectively, which has been included in insurance and investment expenses. The Parent has guaranteed that, if necessary, it will make additional capital contributions to prevent the Company's stockholder's equity from declining below $1.0 million.

  The service fee charged to the Company by the Parent includes $0.2 million and $0.7 million in 1999 and 1998, respectively, representing the portion of the provision for retiree benefit plans determined under the accrual method, including a provision for the 1993 transition liability which is being amortized over twenty years, that was allocated to the Company.

  The Company has a modified coinsurance agreement with John Hancock to reinsure 50% of 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, John Hancock transferred $44.5 million and $4.9 million of cash for tax, commission, and expense allowances to the Company, which increased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

  Effective January 1, 1996, the Company entered into a modified coinsurance agreement with John Hancock to reinsure 50% of the 1995 inforce block and 50% of 1996 and all future issue years of certain variable annuity contracts (Independence Preferred, Declaration, Independence 2000, MarketPlace, and Revolution). In connection with this agreement, the Company received a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, tax, reserve increase, commission, expense allowances and premium, This agreement increased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

  Effective January 1, 1997, the Company entered into a stop-loss agreement with John Hancock to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, John Hancock received $0.8 million and 1.0 million in 1999 and 1998, respectively, for mortality claims to the Company. This agreement decreased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

  At December 31, 1998 the Company had outstanding a short-term note of $61.9 million payable to an affiliate at a variable rate of interest. The note was part of a revolving line of credit and was repaid in 1999. Interest paid in 1999 and 1998 was $1.7 million and $2.9 million, respectively. The note is included in other general account obligations at December 31, 1998.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

6. INVESTMENTS

The statement value and fair value of bonds are shown below:


                        --------------   --------------     ---------------    ---------
                                              (IN MILLIONS)
December 31, 1999
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies . . . . . .            5.9          0.0                 0.1              5.8
Obligations of states
 and political
 subdivisions                    2.2          0.1                 0.1              2.2
Debit securities
 issued by foreign
 governments                    13.9          0.8                 0.1             14.6
Corporate securities           964.9         13.0                59.4            918.5
Mortgage-backed
 securities                    229.4          0.5                 7.8            222.1
                            --------        -----              ------         --------
Total bonds
                            ========        =====              ======         ========

December 31, 1998
U.S. Treasury
 securities and
 obligations of U.S.
 government
 corporations and
 agencies                        5.1          0.1                 0.0              5.2
Obligations of states
 and political
 subdivisions                    3.2          0.3                 0.0              3.5
Corporate securities           925.2         50.4                15.0            960.6
Mortgage-backed
 securities                    252.3         10.0                 0.1            262.2
                            --------        -----              ------         --------

Total bonds                                                      15.1
                            ========        =====              ======         ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                   FAIR
                                                       VALUE      VALUE
                                                     --------   ---------
                                                        (IN MILLIONS)
Due in one year or less. . . . . . . . . . . . . .     $  58.5           58.2
Due after one year through five years. . . . . . .       286.8          282.0
Due after five years through ten years . . . . . .       425.4          405.6
Due after ten years. . . . . . . . . . . . . . . .       216.2          195.3
                                                      --------        -------
                                                         986.9          941.1

Mortgage-backed securities . . . . . . . . . . . .       229.4          222.1
                                                      --------        -------

                                                      $1,216.3
                                                      ========        =======

  Gross gains of $0.3 million in 1999 and $3.4 million in 1998 and gross losses of $4.0 million in 1999 and $0.7 million in 1998 were realized from the sale of bonds.

  At December 31, 1999, bonds with an admitted asset value of $9.1 million were on deposit with state insurance departments to satisfy regulatory requirements.

  The cost of common stocks was $3.1 million and $2.1 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $1.2 million, and gross unrealized depreciation totaled $1.1 million. The fair value of preferred stock totaled $35.9 million at December 31, 1999 and $36.5 million at December 31, 1998.

  Bonds with amortized cost of $0.4 million were non-income producing for the twelve months ended December 31, 1999.

  At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                                GEOGRAPHIC
 PROPERTY TYPE                                CONCENTRATION
Apartments                    $112.1      East North Central   $  71.3
Hotels                          11.3      East South Central       7.4
Industrial                      66.0      Middle Atlantic         28.5
Office buildings                86.4      Mountain                21.0
Retail                          25.5      New England             37.5
Agricultural                    99.6      Pacific                111.1
Other                           32.2      South Atlantic          87.6

                                          West North Central      16.6

                                          West South Central      48.6


                                          Other                    3.5
                              ------


                              $433.1                            $433.1
                              ======


  At December 31, 1999, the fair values of the commercial and agricultural mortgage loans portfolios were $323.5 million and $98.2 million, respectively.
 The corresponding amounts as of December 31, 1998 were approximately $331.3 million and $70.0 million, respectively.

  The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 7.45% and 7.00% for other properties.
 Generally, the maximum percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation.
 Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

7. REINSURANCE

  The Company cedes business to reinsurers to share risks under variable life, universal life and flexible variable life insurance policies for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $594.9 million, $132.8 million, and $13.6 million, respectively. The corresponding amounts in 1998 were $590.2 million, $63.2 million, and $8.2 million, respectively.

  Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurer.

  Neither the Company, nor any of its related parties, control, either directly or indirectly, any external reinsurers with which the Company conducts business.
 No policies issued by the Company have been reinsured with a foreign company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

  The Company has not entered into any reinsurance agreement in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

8. FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

  The notional amounts, carrying values and estimated fail values of the Company's derivative instruments were as follows at December 31:


 NUMBER OF CONTRACTS/                             ASSETS (LIABILITIES)
                                                  --------------------
 NOTIONAL AMOUNTS                             1999                               1998
                                                            FAIR VALUE
                                                            ---------
                        ------- ------- ---------                          ---------     ---------
                                          (IN MILLIONS)
Futures contracts to                                                                       $ (0.5)
 sell securities         362.0   947.0       $0.6          $0.6              $(0.5)
Interest rate swap                                                                          (17.7)
 agreements             $965.0  $365.0         --          11.5                 --
Interest rate cap
 agreements              239.4    89.4        5.6           5.6                3.1
Currency rate swap                                                                           (3.3)
 agreements               15.8    15.8         --          (1.6)                --

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

  The Company uses futures contracts, interest rate swap, cap agreements, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

  The futures contracts expire in 2000. The interest rate swap agreements expire in 2000 to 2011. The interest rate cap agreements expire in 2006 to 2008. The currency rate swap agreements expire in 2006 to 2009.

  The Company's exposure to credit risk is the risk of loss from a counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

9. POLICY RESERVES POLICYHOLDERS' AND BENIFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

  The Company' annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal, with and without adjustment, are summarized as follows.


                                             DECEMBER 31, 1999   PERCENT
                                             ----------------   ------
                                                        (IN MILLIONS)
Subject to discretionary withdrawal (with
adjustment)
With market value adjustment  . . . . . . . . .        $3.8           0.1%
At book value less surrender charge                    40.5           1.5
At market value                                     2,326.6          87.1
                                                   --------      --------
     Total with adjustment. . . . . . . . . . .     2,370.9          88.7
Subject to discretionary withdrawal                   287.1          10.7
   at book value (without adjustment) . . . . .
Not subject to discretionary withdrawal--general
 account                                               15.4           0.6
                                                   --------      --------


Total annuity reserves and deposit liabilities .   $2,673.4         100.0%
                                                   ========      ========

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

10. COMMITMENTS AND CONTINGENCIES

  The Company has extended commitments to purchase long-term bonds and issue real estate mortgages totaling $15.4 million and $3.5 million, respectively, at December 31, 1999. The Company monitors the creditworthiness of borrowers under long-term bonds commitments and requires collateral as deemed necessary. If funded, loans related to real estate mortgages would be fully collateralized by the related properties. The estimated fair value of the commitments described above is $19.4 million at December 31, 1999. The majority of these commitments expire in 2000.

  In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

  During 1997, John Hancock entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, John Hancock specifically denied any wrongdoing. During 1999, the Company recorded a $194.9 million reserve, through a direct charge to its unassigned deficit, representing the Company's share of the settlement and John Hancock contributed $194.9 million of capital to the Company. The reserve held at December 31, 1999 amounted to $136.5 million and is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

  Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. John Hancock and the Company will continue to update their estimate of the final cost of the settlement as claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated. If the Company's share of the settlement increases, John Hancock will contribute additional capital to the Company so that the Company's total stockholder's equity would not be impacted.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

11. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                                  DECEMBER 31,
                                        1999                        1998
                                        ----                        ----
                               CARRYING        FAIR       CARRYING         FAIR
                                 AMOUNT        VALUE        AMOUNT         VALUE
                               --------        -----       -------         -----
                                                  (IN MILLIONS)
ASSETS
   Bonds--Note 6
   Preferred stocks--Note 6..      35.9         35.9         36.5           36.5
   Common stocks--Note 6.....       3.2          3.2          3.1            3.1
   Mortgage loans on real
 estate--Note 6..............     433.1        421.7        388.1          401.3
   Policy loans--Note 1......     172.1        172.1        137.7          137.7
   Cash items--Note 1........     250.1        250.1         19.9           19.9

Derivatives assets
 (liabilities) relating
   to: --Note 8
   Futures contracts.........       0.6          0.6         (0.5)          (0.5)
   Interest rate swaps.......        --         11.5           --           (17.7)
   Currency rate swaps.......        --         (1.6)          --            (3.3)
   Interest rate caps........       5.6          5.6          3.1             3.1


LIABILITIES
   Commitments--Note 10......        --         19.4           --            32.1


  The carrying amounts in the table are included in the statutory-basis statements of financial position. The method and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

12. SUBSEQUENT EVENTS

REORGANIZATION AND INITIAL PUBLIC OFFERING

  Pursuant to a Plan of Reorganization approved by the policyholders of John Hancock and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, John Hancock converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company.
 In connection with the reorganization, John Hancock changed its name to John Hancock Life Insurance Company. In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share.

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

13. IMPACT OF YEAR 2000 (UNAUDITED)

  The Company participated in the Year 2000 remediation project of its parent, John Hancock. By late 1999, John Hancock and the Company completed their Year 2000 readiness plan to address issues that could result from computer programs written using two digits to define the applicable year rather than four to define the applicable year and century. As a result, John Hancock and the Company were prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, John Hancock and the Company implemented and monitored their millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

  Since January 3, 2000, the information systems, including mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on operations, have functioned properly. In addition, neither John Hancock nor the Company have experienced any significant Year 2000 issues related to interactions with material business partners. No disruptions have occurred which impact John Hancock or the Company's ability to process claims, update customer accounts, process financial transactions, or report accurate data to management and no business interruptions due to Year 2000 issues have been experienced. While John Hancock and the Company continue to monitor their systems, and those of material business partners, closely to ensure that no unexpected Year 2000 issues develop, neither John Hancock nor the Company have reason to expect any such issues.

  The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, John Hancock has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, John Hancock has incurred and expensed approximately $47.0 million in external costs for the project. John Hancock's estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project to John Hancock, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project to John Hancock, internal and external, is approximately $70 to $72.5 million. John Hancock's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Contractowners of
John Hancock Variable Annuity Account JF of John Hancock Variable Life Insurance
 Company

  We have audited the accompanying statement of assets and liabilities of John Hancock Variable Annuity Account JF (the Account) (comprising, respectively, the V.A. Mid Cap Growth (formerly, Special Opportunities), V.A. Bond, V.A. Core Equity (formerly, Independence Equity), V.A. Large Cap Growth, V.A. Large Cap Value (formerly, Growth & Income), V.A. Financial Industries (formerly, Growth), V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Small Cap Growth (formerly, Emerging Growth), V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors, V.A. 500 Index, Large Cap Growth, Fundamental Mid Cap Growth, Aggressive Balanced, Emerging Markets, International Equity Index, Global Equity, International Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Value, Real Estate Equity, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond, Global Bond, AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, VIP II Contrafund, VIP Growth, VIP Overseas Equity, Templeton International and Templeton Development Market Subaccounts) as of December 31, 1999, the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Variable Annuity Account JF at December 31, 1999, the results of their operations for the period then ended and the changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP
Boston, Massachusetts
February 11, 2000

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                       STATEMENT OF ASSETS AND LIABILITIES

                                DECEMBER 31, 1999


                           V.A.                    V.A.         V.A.         V.A.          V.A.
                         MID CAP       V.A.        CORE       LARGE CAP    LARGE CAP     FINANCIAL
                          GROWTH       BOND       EQUITY       GROWTH        VALUE      INDUSTRIES
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  -----------  -----------  -----------  -------------
ASSETS
Cash  . . . . . . . .   $      632  $    1,322  $     5,906  $     2,253  $     4,389   $     5,916
Investment in shares
 of portfolios of:
 Declaration Trust, at
 value. . . . . . . .    2,767,667   5,645,935   25,649,360   10,104,702   19,356,319    25,732,605
 Variable Series Trust
  I, at value                   --          --           --           --           --            --
 MFS Trust, at value            --          --           --           --           --            --
 AIM Trust, at value            --          --           --           --           --            --
 Fidelity Trust, at
  value. . .                    --          --           --           --           --            --
 Templeton Trust, at
  value. . .                    --          --           --           --           --            --
Policy loans and
 accrued interest
 receivable . . . . .           --          --           --           --           --            --
Receivable from:
 Declaration Trust  .           92       8,981       23,981          763        1,561        25,275
 Variable Series Trust
  I . . . . . . . . .           --          --           --           --           --            --
 MFS Trust  . . . . .           --          --           --           --           --            --
 AIM Trust  . . . . .           --          --           --           --           --            --
 Fidelity Trust . . .           --          --           --           --           --            --
 Templeton Trust  . .           --          --           --           --           --            --
                        ----------  ----------  -----------  -----------  -----------   -----------
Total assets  . . . .    2,768,391   5,656,238   25,679,247   10,107,718   19,362,269    25,763,796
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .           --       8,793       23,135          439          925        23,556
Asset charges payable          724       1,510        6,752        2,576        5,025         7,635
                        ----------  ----------  -----------  -----------  -----------   -----------
Total liabilities . .          724      10,303       29,887        3,015        5,950        31,191
                        ----------  ----------  -----------  -----------  -----------   -----------
Net assets  . . . . .   $2,767,667  $5,645,935  $25,649,360  $10,104,703  $19,356,319   $25,732,605
                        ==========  ==========  ===========  ===========  ===========   ===========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 1999


                           V.A.                       V.A.         V.A.
                        HIGH YIELD      V.A.        REGIONAL    SMALL CAP        V.A.
                           BOND     INTERNATIONAL     BANK        GROWTH     MONEY MARKET
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                        ----------  -------------  -----------  ----------  --------------
ASSETS
Cash  . . . . . . . .   $      734   $      737    $     2,650  $    2,201   $     1,694
Investment in shares
 of portfolios of:
 Declaration Trust, at
 value. . . . . . . .    3,072,053    3,219,479     11,697,860   9,894,704    12,976,232
 Variable Series Trust
  I, at value . . . .           --           --             --          --            --
 MFS Trust, at value            --           --             --          --            --
 AIM Trust, at value            --           --             --          --            --
 Fidelity Trust, at
  value . . . . . . .           --           --             --          --            --
 Templeton Trust, at
  value . . . . . . .           --           --             --          --            --
Policy loans and
 accrued interest
 receivable . . . . .           --           --             --          --            --
Receivable from:
 Declaration Trust  .          104          109            490       1,619         6,004
 Variable Series Trust
  I . . . . . . . . .           --           --             --          --            --
 MFS Trust  . . . . .           --           --             --          --            --
 AIM Trust  . . . . .           --           --             --          --            --
 Fidelity Trust . . .           --           --             --          --            --
 Templeton Trust  . .           --           --             --          --            --
                        ----------   ----------    -----------  ----------   -----------
Total assets  . . . .    3,072,891    3,220,325     11,701,000   9,898,524    12,983,930
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .           --           --            108       1,297         6,004
Asset charges payable          838          847          3,032       2,524         1,694
                        ----------   ----------    -----------  ----------   -----------
Total liabilities . .          838          847          3,140       3,821         7,698
                        ----------   ----------    -----------  ----------   -----------
Net assets  . . . . .   $3,072,053   $3,219,478    $11,697,860  $9,894,703   $12,976,232
                        ==========   ==========    ===========  ==========   ===========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 1999


                           V.A.        V.A.                               FUNDAMENTAL
                        STRATEGIC    SOVEREIGN      V.A.      LARGE CAP     MID CAP     AGGRESSIVE
                          INCOME     INVESTORS    500 INDEX     GROWTH      GROWTH       BALANCED
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT
                        ----------  -----------  -----------  ----------  -----------  ------------
ASSETS
Cash  . . . . . . . .   $    2,044  $     6,476  $     4,692  $      306   $    123      $    10
Investment in shares
 of portfolios of:
 Declaration Trust, at
 value. . . . . . . .    8,651,568   28,470,862   20,326,937          --
 Variable Series Trust
  I, at value . . . .           --           --           --   1,376,374    568,178       40,903
 MFS Trust, at value            --           --           --          --         --           --
 AIM Trust, at value            --           --           --          --         --           --
 Fidelity Trust, at
  value . . . . . . .           --           --           --          --         --           --
 Templeton Trust, at
  value . . . . . . .           --           --           --          --         --           --
Policy loans and
 accrued interest
 receivable . . . . .           --           --           --          --         --           --
Receivable from:
 Declaration Trust  .        6,145       10,622        2,272          --         --           --
 Variable Series Trust
  I . . . . . . . . .           --           --           --          44      2,750            1
 MFS Trust  . . . . .           --           --           --          --         --           --
 AIM Trust  . . . . .           --           --           --          --         --           --
 Fidelity Trust . . .           --           --           --          --         --           --
 Templeton Trust  . .           --           --           --          --         --           --
                        ----------  -----------  -----------  ----------   --------      -------
Total assets  . . . .    8,659,757   28,487,960   20,333,901   1,376,724    571,051       40,914
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .        5,852        9,694        1,598          --      2,731           --
Asset charges payable        2,336        7,404        5,366         350        142           11
                        ----------  -----------  -----------  ----------   --------      -------
Total liabilities . .        8,188       17,098        6,964         350      2,873           11
                        ----------  -----------  -----------  ----------   --------      -------
Net assets  . . . . .   $8,651,569  $28,470,862  $20,326,937  $1,376,374   $568,178      $40,903
                        ==========  ===========  ===========  ==========   ========      =======


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 1999


                                         EMERGING   INTERNATIONAL    GLOBAL    INTERNATIONAL  SMALL CAP
                                         MARKETS    EQUITY INDEX     EQUITY       EQUITY        GROWTH
                                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                        ----------  -------------  ----------  -------------  ----------
ASSETS
Cash  . . . . . . . . . . . . . . . .    $     35     $     55      $     72     $     30     $      270
Investment in shares of portfolios of:
 Declaration Trust, at value  . . . .
 Variable Series Trust I, at value  .     150,457      236,153       313,790      134,099      1,261,171
 MFS Trust, at value  . . . . . . . .          --           --            --           --
 AIM Trust, at value  . . . . . . . .          --           --            --           --
 Fidelity Trust, at value . . . . . .          --           --            --           --
 Templeton Trust, at value  . . . . .          --           --            --           --
Policy loans and accrued interest
 receivable . . . . . . . . . . . . .          --           --            --           --
Receivable from:
 Declaration Trust  . . . . . . . . .          --           --            --           --
 Variable Series Trust I  . . . . . .           5        1,200            10            5
 MFS Trust  . . . . . . . . . . . . .          --           --            --           --
 AIM Trust  . . . . . . . . . . . . .          --           --            --           --
 Fidelity Trust . . . . . . . . . . .          --           --            --           --
 Templeton Trust  . . . . . . . . . .          --           --            --           --
                                         --------     --------      --------     --------     ----------
Total assets  . . . . . . . . . . . .     150,497      237,408       313,872      134,134      1,274,411
LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . .          --        1,192            --           --
Asset charges payable . . . . . . . .          40           63            83           35
                                         --------     --------      --------     --------     ----------
Total liabilities . . . . . . . . . .          40        1,255            83           35
                                         --------     --------      --------     --------     ----------
Net assets  . . . . . . . . . . . . .    $150,457     $236,153      $313,789     $134,099     $1,261,171
                                         ========     ========      ========     ========     ==========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 1999


                         MID CAP     MID CAP    LARGE CAP   LARGE CAP   LARGE/MID CAP
                          GROWTH      BLEND       VALUE     VALUE CORE      VALUE       MID CAP VALUE
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT      SUBACCOUNT
                        ----------  ----------  ----------  ----------  -------------  ---------------
ASSETS
Cash  . . . . . . . .   $      874  $     5     $      318  $    214    $    122       $    146
Investment in shares
 of portfolios of:
 Declaration Trust, at
 value. . . . . . . .           --       --             --        --          --             --
 Variable Series Trust
  I, at value . . . .    3,840,957   18,834      1,411,991   954,016     676,856        666,936
 MFS Trust, at value            --       --             --        --          --             --
 AIM Trust, at value            --       --             --        --          --             --
 Fidelity Trust,
  value . . . . . . .           --       --             --        --          --             --
 Templeton Trust, at
  value . . . . . . .           --       --             --        --          --             --
Policy loans and
 accrued interest
 receivable . . . . .           --       --             --        --          --             --
Receivable from:
 Declaration Trust  .           --       --             --        --          --             --
 Variable Series Trust
  I . . . . . . . . .          126    2,750             46    11,108      42,247             21
 MFS Trust  . . . . .           --       --             --        --          --             --
 AIM Trust  . . . . .           --       --             --        --          --             --
 Fidelity Trust . . .           --       --             --        --          --             --
 Templeton Trust  . .           --       --             --        --          --             --
                        ----------  -------     ----------  --------    --------       --------
Total assets  . . . .    3,841,957   21,589      1,412,355   965,338     719,225        667,103
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .           --    2,749             --    11,076      42,225             --
Asset charges payable        1,000        6            364       247         144            167
                        ----------  -------     ----------  --------    --------       --------
Total liabilities . .        1,000    2,755            364    11,323      42,369            167
                        ----------  -------     ----------  --------    --------       --------
Net assets  . . . . .   $3,840,957  $18,834     $1,411,991  $954,015    $676,856       $666,936
                        ==========  =======     ==========  ========    ========       ========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 1999


                                                                       LARGE CAP
                                         SMALL/MID               AGGRESSIVE  SMALL/MID CAP  SMALL/MID CAP   REAL ESTATE
                                        CAP  GROWTH  BOND INDEX    GROWTH        CORE           VALUE          EQUITY
                                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                        -----------  ----------  ----------  -------------  -------------   ------------
ASSETS
Cash  . . . . . . . . . . . . . . . .    $     60     $    186   $      468    $     74       $     29        $     28
Investment in shares of portfolios of:
 Declaration Trust, at value  . . . .          --           --           --          --             --             --
 Variable Series Trust I, at value  .     280,442      768,616    2,134,870     338,506        171,548         136,687
 MFS Trust, at value  . . . . . . . .          --           --           --          --             --             --
 AIM Trust, at value  . . . . . . . .          --           --           --          --             --             --
 Fidelity Trust, at value . . . . . .          --           --           --          --             --             --
 Templeton Trust, at value  . . . . .          --           --           --          --             --             --
Policy loans and accrued interest
 receivable . . . . . . . . . . . . .          --           --           --          --             --             --
Receivable from:
 Declaration Trust  . . . . . . . . .          --           --           --          --             --             --
 Variable Series Trust I  . . . . . .          10          690           73          11         40,560               4
 MFS Trust  . . . . . . . . . . . . .          --           --           --          --             --             --
 AIM Trust  . . . . . . . . . . . . .          --           --           --          --             --             --
 Fidelity Trust . . . . . . . . . . .          --           --           --          --             --             --
 Templeton Trust  . . . . . . . . . .          --           --           --          --             --             --
                                         --------     --------   ----------    --------       --------       --------
Total assets  . . . . . . . . . . . .     280,512      769,492    2,135,411     338,591        212,137        136,719

LIABILITIES
Payable to John Hancock Variable Life
 Insurance Company  . . . . . . . . .          --          664           --          --         40,556             --
Asset charges payable . . . . . . . .          70          212          540          85             33             32
                                         --------     --------   ----------    --------       --------       --------
Total liabilities . . . . . . . . . .          70          876          540          85         40,589             32
                                         --------     --------   ----------    --------       --------       --------
Net assets  . . . . . . . . . . . . .    $280,442     $768,616   $2,134,871    $338,506       $171,548       $136,687
                                         ========     ========   ==========    ========       ========       ========

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 1999


                                    SHORT-TERM  SMALL CAP   INTERNATIONAL                 HIGH YIELD
                         MANAGED       BOND       VALUE     OPPORTUNITIES  EQUITY INDEX      BOND
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  -------------  ------------  ------------
ASSETS
Cash  . . . . . . . .    $     65    $     68    $     35     $     79      $      847     $    139
Investment in shares
 of portfolios of:
 Declaration Trust, at
 value. . . . . . . .          --          --          --           --              --           --
 Variable Series Trust
  I, at value . . . .     273,950     294,799     150,824      352,129       3,779,733      646,586
 MFS Trust, at value           --          --          --           --              --           --
 AIM Trust, at value           --          --          --           --              --           --
 Fidelity Trust, at
  value . . . . . . .          --          --          --           --              --           --
 Templeton Trust, at
  value . . . . . . .          --          --          --           --              --           --
Policy loans and
 accrued interest
 receivable . . . . .          --          --          --           --              --           --
Receivable from:
 Declaration Trust  .          --          --          --           --              --           --
 Variable Series Trust
  I . . . . . . . . .           9          10         800           12           7,601           22
 MFS Trust  . . . . .          --          --          --           --              --           --
 AIM Trust  . . . . .          --          --          --           --              --           --
 Fidelity Trust . . .          --          --          --           --              --           --
 Templeton Trust  . .          --          --          --           --              --           --
                         --------    --------    --------     --------      ----------     --------
Total assets  . . . .     274,024     294,877     151,659      352,220       3,788,181      646,747
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .          --          --         795           --           7,477           --
Asset charges payable          74          77          40           91             971          161
                         --------    --------    --------     --------      ----------     --------
Total liabilities . .          74          77         835           91           8,448          161
                         --------    --------    --------     --------      ----------     --------
Net assets  . . . . .    $273,950    $294,800    $150,824     $352,129      $3,779,733     $646,586
                         ========    ========    ========     ========      ==========     ========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 1999


                                                                                 MFS           MFS
                                      AIM V.I.    AIM V.I.        MFS       NEW DISCOVERY    RESEARCH
                        GLOBAL BOND    GROWTH      VALUE     GROWTH SERIES     SERIES         SERIES
                        SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                        -----------  ----------  ----------  -------------  -------------  ------------
ASSETS
Cash  . . . . . . . .     $    21    $      274  $      794   $      443      $    121       $    182
Investment in shares
 of portfolios of:
 Declaration Trust, at
 value. . . . . . . .          --            --          --           --            --             --
 Variable Series Trust
  I, at value . . . .      85,308            --          --           --            --             --
 MFS Trust, at value           --            --          --    1,955,143       557,868        871,024
 AIM Trust, at value           --     1,210,658   3,503,347           --            --             --
 Fidelity Trust, at
  value . . . . . . .          --            --          --           --            --             --
 Templeton Trust, at
  value . . . . . . .          --            --          --           --            --             --
Policy loans and
 accrued interest
 receivable . . . . .          --            --          --           --            --             --
Receivable from:
 Declaration Trust  .          --            --          --           --            --             --
 Variable Series Trust
  I . . . . . . . . .           3            --          --           --            --             --
 MFS Trust  . . . . .          --            --          --        5,586         8,092             30
 AIM Trust  . . . . .          --        21,030      34,065           --            --             --
 Fidelity Trust . . .          --            --          --           --            --             --
 Templeton Trust  . .          --            --          --           --            --             --
                          -------    ----------  ----------   ----------      --------       --------
Total assets  . . . .      85,332     1,231,962   3,538,206    1,961,172       566,081        871,236
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance Company  .          --        20,989      33,946        5,520         8,074             --
Asset charges payable          23           315         913          509           139            212
                          -------    ----------  ----------   ----------      --------       --------
Total liabilities . .          23        21,304      34,859        6,029         8,213            212
                          -------    ----------  ----------   ----------      --------       --------
Net assets  . . . . .     $85,309    $1,210,658  $3,503,347   $1,955,143      $557,868       $871,024
                          =======    ==========  ==========   ==========      ========       ========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECEMBER 31, 1999


                                                                               TEMPLETON
                          VIP II                VIP OVERSEAS    TEMPLETON     DEVELOPMENT
                        CONTRAFUND  VIP GROWTH     EQUITY     INTERNATIONAL     MARKET
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ----------  ----------  ------------  -------------  -------------
ASSETS
Cash  . . . . . . . .   $      622  $      528    $     79      $     68       $     31
Investment in shares
 of portfolios of:
 Declaration Trust, at
 value. . . . . . . .           --          --          --            --             --
 Variable Series Trust
  I, at value . . . .           --          --          --            --             --
 MFS Trust, at value            --          --          --            --             --
 AIM Trust, at value            --          --          --            --             --
 Fidelity Trust, at
  value . . . . . . .    2,760,551   2,469,000     380,985            --             --
 Templeton Trust, at
  value . . . . . . .           --          --          --       331,434        162,860
Policy loans and
 accrued interest
 receivable . . . . .           --          --          --            --             --
Receivable from:
 Declaration Trust  .           --          --          --            --             --
 Variable Series Trust
  I . . . . . . . . .           --          --          --            --             --
 MFS Trust  . . . . .           --          --          --            --             --
 AIM Trust  . . . . .           --          --          --            --             --
 Fidelity Trust . . .       26,296      48,716      33,800            --             --
 Templeton Trust  . .           --          --          --        33,817         27,040
                        ----------  ----------    --------      --------       --------
Total assets  . . . .    2,787,469   2,518,244     414,864       365,319        189,931
LIABILITIES
Payable to John
 Hancock Variable Life
 Insurance
 Company  . . . . . .       26,203      48,633      33,788        33,807         27,035
Asset charges payable          715         611          91            78             35
                        ----------  ----------    --------      --------       --------
Total liabilities . .       26,918      49,244      33,879        33,885         27,070
                        ----------  ----------    --------      --------       --------
Net assets  . . . . .   $2,760,551  $2,469,000    $380,985      $331,434       $162,861
                        ==========  ==========    ========      ========       ========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                             STATEMENT OF OPERATIONS

                         PERIOD ENDED DECEMBER 31, 1999


                           V.A.                    V.A.        V.A.        V.A.         V.A.
                         MID CAP       V.A.        CORE     LARGE CAP   LARGE CAP    FINANCIAL
                          GROWTH       BOND       EQUITY      GROWTH      VALUE      INDUSTRIES
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  ----------  ----------  ----------  ----------  ------------
Investment income:
Distribution received
 from:
 Declaration Trust  .   $  2,370    $ 333,753   $  611,016  $  227,388  $  769,869   $ 285,431
 Variable Series Trust
  I . . . . . . . . .         --           --           --          --          --          --
 MFS Trust  . . . . .         --           --           --          --          --          --
 AIM Trust  . . . . .         --           --           --          --          --          --
 Fidelity Trust . . .         --           --           --          --          --          --
 Templeton Trust  . .         --           --           --          --          --          --
 Interest income on
  policy loans  . . .         --           --           --          --          --          --
                        --------    ---------   ----------  ----------  ----------   ---------
Total investment
 income . . . . . . .      2,370      333,753      611,016     227,388     769,869     285,431
Expenses:
 Mortality and expense
  risks . . . . . . .     15,709       63,417      249,299      88,635     151,115     327,161
                        --------    ---------   ----------  ----------  ----------   ---------
Net investment income
 (loss) . . . . . . .    (13,339)     270,336      361,717     138,753     618,754     (41,730)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .     27,455      (62,203)     648,748     391,024     356,295     890,410
 Net unrealized
  appreciation
  (depreciation)
  during the period .    796,182     (292,585)   1,391,748     814,057   5,545,194    (910,165)
                        --------    ---------   ----------  ----------  ----------   ---------
Net realized and
 unrealized gain
 (loss) on investments   823,637     (354,788)   2,040,496   1,205,081   5,901,489     (19,755)
                        --------    ---------   ----------  ----------  ----------   ---------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $810,298    $ (84,452)  $2,402,213  $1,343,834  $6,520,243   $ (61,485)
                        ========    =========   ==========  ==========  ==========   =========


See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 1999


                           V.A.                                      V.A.
                        HIGH YIELD      V.A.           V.A.       SMALL CAP        V.A.
                           BOND     INTERNATIONAL  REGIONAL BANK    GROWTH     MONEY MARKET
                        SUBACCOUNT   SUBACCOUNT         SUBACCOUNT    SUBACCOUNT
                        ----------  -------------  -------------  ----------  --------------
Investment income:
Distribution received
 from:
 Declaration Trust  .   $ 341,866     $106,518      $ 360,386     $  208,606     $482,234
 Variable Series Trust
  I . . . . . . . . .          --           --             --             --           --
 MFS Trust  . . . . .          --           --             --             --           --
 AIM Trust  . . . . .          --           --             --             --           --
 Fidelity Trust . . .          --           --             --             --           --
 Templeton Trust  . .          --           --             --             --           --
 Interest income on
  policy loans  . . .          --           --             --             --           --
                        ---------     --------      ---------     ----------     --------
Total investment
 income . . . . . . .     341,866      106,518        360,386        208,606      482,234
Expenses:
 Mortality and expense
  risks . . . . . . .      37,690       30,454        147,051         61,777      127,619
                        ---------     --------      ---------     ----------     --------
Net investment income     304,176       76,064        213,335        146,829      354,615
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (220,977)      60,660       (193,751)       216,562           --
 Net unrealized
  appreciation
  (depreciation)
  during the period .     259,888      580,016       (772,652)     3,051,045           --
                        ---------     --------      ---------     ----------     --------
Net realized and
 unrealized gain
 (loss) on investments     38,911      640,676       (966,403)     3,267,607           --
                           -----       ------        -------       -------       --------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .   $ 343,087     $716,740      $(753,068)    $3,414,436     $354,615
                        =========     ========      =========     ==========     ========


---------
*For the period from September 1, 1999 (commencement of operations) to December
 31, 1999.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 1999


                           V.A.        V.A.                             FUNDAMENTAL
                        STRATEGIC   SOVEREIGN    V.A. 500   LARGE CAP     MID CAP     AGGRESSIVE
                          INCOME    INVESTORS     INDEX       GROWTH      GROWTH       BALANCED
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT  SUBACCOUNT    SUBACCOUNT*
                        ----------  ----------  ----------  ----------  -----------  -------------
Investment income:
Distribution received
 from:
 Declaration Trust  .   $ 660,306   $389,072    $  322,117        --           --           --
 Variable Series Trust
  I . . . . . . . . .          --         --            --  $210,989      $24,995       $  252
 MFS Trust  . . . . .          --         --            --        --           --           --
 AIM Trust  . . . . .          --         --            --        --           --           --
 Fidelity Trust . . .          --         --            --        --           --           --
 Templeton Trust  . .          --         --            --        --           --           --
 Interest income on
  policy loans  . . .          --         --            --        --           --           --
                        ---------   --------    ----------  --------      -------       ------
Total investment
 income . . . . . . .     660,306    389,072       322,117   210,989       24,995          252
Expenses:
 Mortality and expense
  risks . . . . . . .     102,373    297,771       220,420     6,172          472           86
                        ---------   --------    ----------  --------      -------       ------
Net investment income     557,933     91,301       101,697   204,817       24,523          166
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .    (183,540)   574,386       912,346     4,064          636          449
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (98,330)   (54,923)    2,176,646   (39,265)      59,548        1,348
                        ---------   --------    ----------  --------      -------       ------
Net realized and
 unrealized gain
 (loss) on investments   (281,870)   519,463     3,088,992   (35,201)      60,184        1,797
                        ---------   --------    ----------  --------      -------       ------
Net increase in net
 assets resulting from
 operations . . . . .   $ 276,063   $610,764    $3,190,689  $169,616      $84,707       $1,963
                        =========   ========    ==========  ========      =======       ======


---------
*For the period from September 1, 1999 (commencement of operations) to December
 31, 1999.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 1999


                                                                                                      INTERNATIONAL     SMALL
                                              EMERGING   INTERNATIONAL                                    GAP        INTERNATIONAL
                                              MARKETS    EQUITY INDEX   GLOBAL EQUITY     EQUITY        GROWTH         BALANCED
                                             SUBACCOUNT   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT*    SUBACCOUNT     SUBACCOUNT
                                             ----------  -------------  -------------  -------------   ----------    -----------
Investment income:
Distribution received from:
 Declaration Trust . . . . . . . . . . . .         --            --            --              --              --           --
 Variable Series Trust I . . . . . . . . .    $ 5,048       $ 5,905       $ 1,574         $ 1,689        $112,685        $ 8,211
 MFS Trust . . . . . . . . . . . . . . . .         --            --            --              --              --           --
 AIM Trust . . . . . . . . . . . . . . . .         --            --            --              --              --           --
 Fidelity Trust  . . . . . . . . . . . . .         --            --            --              --              --           --
 Templeton Trust . . . . . . . . . . . . .         --            --            --              --              --           --
 Interest income on policy loans . . . . .         --            --            --              --              --           --
                                              -------       -------       -------         -------        --------      -------
Total investment income  . . . . . . . . .      5,048         5,905         1,574           1,689         112,685         8,211
Expenses:
 Mortality and expense risks . . . . . . .        315         1,218         1,619             155           1,257           415
                                              -------       -------       -------         -------        --------       -------
Net investment income (loss) . . . . . . .      4,733         4,687           (45)          1,534         111,428         7,796
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)  . . . . . . . .        137        10,810         1,834             563          15,156          (172)
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .     34,601        32,774        42,662           8,780          62,053        (1,162)
                                              -------       -------       -------         -------        --------       -------
Net realized and unrealized gain (loss) on
 investments . . . . . . . . . . . . . . .     34,738        43,584        44,496           9,343          77,209        (1,334)
                                              -------       -------       -------         -------        --------       -------
Net increase in net assets resulting from
 operations. . . . . . . . . . . . . . . .    $39,471       $48,271       $44,451         $10,877        $188,637       $ 6,462
                                              =======       =======       =======         =======        ========       =======

---------
*For the period from September 1, 1999 (commencement of operations) to December
 31, 1999.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 1999


                                         MID CAP                   LARGE CAP    LARGE CAP   LARGE/MID CAP
                                         GROWTH    MID CAP BLEND     VALUE     VALUE CORE       VALUE       MID CAP VALUE
                                       SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT*   SUBACCOUNT      SUBACCOUNT
                                       ----------  -------------  ----------  -----------  -------------   -------------
Investment income:
Distribution received from:
 Declaration Trust  . . . . . . . . .   $       --     $   --      $      --    $    --        $   --          $    --
 Variable Series Trust I  . . . . . .      393,251        284         86,271     13,222         1,969            1,813
 MFS Trust  . . . . . . . . . . . . .           --         --             --         --            --               --
 AIM Trust  . . . . . . . . . . . . .           --         --             --         --            --               --
 Fidelity Trust . . . . . . . . . . .           --         --             --         --            --               --
 Templeton Trust  . . . . . . . . . .           --         --             --         --            --               --
 Interest income on policy
  loans . . . . . . . . . . . . . . .           --         --             --         --            --               --
                                        ----------     ------      ---------    -------        ------          -------
Total investment income . . . . . . .      393,251        284         86,271     13,222         1,969            1,813
Expenses:
 Mortality and expense risks  . . . .       14,140         15          8,968      1,247           646            3,737
                                        ----------     ------      ---------    -------        ------          -------
Net investment income (loss)  . . . .      379,111        269         77,303     11,975         1,323           (1,924)
Net realized and unrealized gain (loss)
on investments:
 Net realized gain  . . . . . . . . .       68,369        145          8,864      4,424           477            1,115
 Net unrealized appreciation
  (depreciation) during the
  period  . . . . . . . . . . . . . .    1,028,929        913       (150,220)    (3,993)        5,762           22,563
                                        ----------     ------      ---------    -------        ------          -------
Net realized and unrealized gain
 (loss) on investments  . . . . . . .    1,097,298      1,058       (141,356)       431         6,239           23,678
                                        ----------     ------      ---------    -------        ------          -------
Net increase (decrease) in net assets
 resulting from operations  . . . . .   $1,476,409     $1,327      $ (64,053)   $12,406        $7,562          $21,754
                                        ==========     ======      =========    =======        ======          =======

---------
*For the period from September 1, 1999 (commencement of operations) to December
 31, 1999.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 1999


                                                                       LARGE CAP
                                          SMALL/MID CAP              AGGRESSIVE  SMALL/MID CAP  SMALL/MID CAP    REAL ESTATE
                                             GROWTH      BOND INDEX    GROWTH        CORE           VALUE          EQUITY
                                           SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT*     SUBACCOUNT
                                          -------------  ----------  ----------  -------------  -------------   -------------
Investment income:
Distribution received from:
 Declaration Trust  . . . . . . . . . .           --           --           --           --            --               --
 Variable Series Trust I  . . . . . . .     $ 39,124     $ 13,406     $  9,734      $27,853        $3,819         $  4,911
 MFS Trust  . . . . . . . . . . . . . .           --           --           --           --            --               --
 AIM Trust  . . . . . . . . . . . . . .           --           --           --           --            --               --
 Fidelity Trust . . . . . . . . . . . .           --           --           --           --            --               --
 Templeton Trust  . . . . . . . . . . .           --           --           --           --            --               --
 Interest income on policy loans  . . .           --           --           --           --            --               --
                                            --------     --------     --------      -------        ------         --------
Total investment income . . . . . . . .       39,124       13,406        9,734       27,853         3,819            4,911
Expenses:
 Mortality and expense risks  . . . . .          316        2,233        2,799          892           143              800
                                            --------     --------     --------      -------        ------         --------
Net investment income . . . . . . . . .       38,808       11,173        6,935       26,961         3,676            4,111
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss) . . . . . . .          279       (4,107)       5,479          515           380             (394)
 Net unrealized appreciation
  (depreciation) during the
  period  . . . . . . . . . . . . . . .      (22,291)     (13,446)     150,635       11,983         3,248          (11,928)
                                            --------     --------     --------      -------        ------         --------
Net realized and unrealized gain (loss)
 on investments . . . . . . . . . . . .      (22,012)     (17,553)     156,114       12,498         3,628          (12,322)
                                            --------     --------     --------      -------        ------         --------

Net increase (decrease) in net assets
 resulting from operations  . . . . . .     $ 16,796     $ (6,380)    $163,049      $39,459        $7,304         $ (8,211)
                                            ========     ========     ========      =======        ======         ========

---------
*For the period from September 1, 1999 (commencement of operations) to December
 31, 1999.

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 1999


                                    SHORT-TERM  SMALL CAP   INTERNATIONAL                 HIGH-YIELD
                         MANAGED       BOND       VALUE     OPPORTUNITIES  EQUITY INDEX      BOND
                        SUBACCOUNT  SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                        ----------  ----------  ----------  -------------  ------------  ------------
Investment income:
Distribution received
 from:
 Declaration Trust  .         --          --          --            --             --           --
 Variable Series Trust
  I . . . . . . . . .    $22,040     $ 5,200     $ 3,298       $22,308       $119,072      $10,879
 MFS Trust  . . . . .         --          --          --            --             --           --
 AIM Trust  . . . . .         --          --          --            --             --           --
 Fidelity Trust . . .         --          --          --            --             --           --
 Templeton Trust  . .         --          --          --            --             --           --
 Interest income on
  policy loans  . . .         --          --          --            --             --           --
                         -------     -------     -------       -------       --------      -------
Total investment
 income . . . . . . .     22,040       5,200       3,298        22,308        119,072       10,879
Expenses:
 Mortality and expense
  risks . . . . . . .      1,359         819         737         1,694         11,489        1,470
                         -------     -------     -------       -------       --------      -------
Net investment income     20,681       4,381       2,561        20,614        107,583        9,409
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss). . . . . . .         69      (1,136)        398         1,016         11,982       (4,223)
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (7,818)     (1,509)     (5,441)       54,814        162,297        2,983
                         -------     -------     -------       -------       --------      -------
Net realized and
 unrealized gain
 (loss) on investments    (7,749)     (2,645)     (5,043)       55,830        174,279       (1,240)
                         -------     -------     -------       -------       --------      -------
Net increase
 (decrease) in net
 assets resulting from
 operations . . . . .    $12,932     $ 1,736     $(2,482)      $76,444       $281,862      $ 8,169
                         =======     =======     =======       =======       ========      =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 1999


                                                                                                MFS
                                                 AIM V.I.                        MFS       NEW DISCOVERY         MFS
                                   GLOBAL BOND    GROWTH    AIM V.I. VALUE  GROWTH SERIES     SERIES        RESEARCH SERIES
                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT        SUBACCOUNT
                                   -----------  ----------  --------------  -------------  -------------   -----------------
Investment income:
Distribution received from:
 Declaration Trust . . . . . . .    $    --      $    --      $     --        $     --        $    --          $    --
 Variable Series Trust I . . . .      2,652           --            --              --             --               --
 MFS Trust . . . . . . . . . . .         --           --            --           6,970          9,612               --
 AIM Trust . . . . . . . . . . .         --           --            --              --             --               --
 Fidelity Trust  . . . . . . . .         --           --            --              --             --               --
 Templeton Trust . . . . . . . .         --           --            --              --             --               --
 Interest income on policy
  loans  . . . . . . . . . . . .         --           --            --              --             --               --
                                    -------      -------      --------        --------        -------          -------
Total investment income  . . . .      2,652           --            --           6,970          9,612               --
Expenses:
 Mortality and expense risks . .        496        1,393         4,667           2,578            526              930
                                    -------      -------      --------        --------        -------          -------
Net investment income (loss) . .      2,156       (1,393)       (4,667)          4,392          9,086             (930)
Net realized and unrealized gain
(loss) on investments:
 Net realized gain . . . . . . .          1        4,132        12,599          15,624          6,090              135
 Net unrealized appreciation
  (depreciation) during the
  period . . . . . . . . . . . .     (3,305)      74,558       193,862         187,158         68,540           72,877
                                    -------      -------      --------        --------        -------          -------
Net realized and unrealized gain
 (loss) on investments . . . . .     (3,304)      78,690       206,461         202,782         74,630           73,012
                                    -------      -------      --------        --------        -------          -------
Net increase (decrease) in net
 assets resulting from
 operations  . . . . . . . . . .    $(1,148)     $77,297      $201,794        $207,174        $83,716          $72,082
                                    =======      =======      ========        ========        =======          =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                         PERIOD ENDED DECEMBER 31, 1999


                                                                               TEMPLETON
                          VIP II                VIP OVERSEAS    TEMPLETON     DEVELOPMENT
                        CONTRAFUND  VIP GROWTH     EQUITY     INTERNATIONAL     MARKET
                        SUBACCOUNT  SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        ----------  ----------  ------------  -------------  -------------
Investment income:
Distribution received
 from:
 Declaration Trust  .   $     --    $     --      $    --       $    --        $    --
 Variable Series Trust
  I . . . . . . . . .         --          --           --            --             --
 MFS Trust  . . . . .         --          --           --            --             --
 AIM Trust  . . . . .         --          --           --            --             --
 Fidelity Trust . . .         --          --           --            --             --
 Templeton Trust  . .         --          --           --            --             --
 Interest income on
  policy loans  . . .         --          --           --            --             --
                        --------    --------      -------       -------        -------
Total investment
 income . . . . . . .         --          --           --            --             --
Expenses:
 Mortality and expense
  risks . . . . . . .      3,298       2,184          361           352            128
                        --------    --------      -------       -------        -------
Net investment income
 (loss) . . . . . . .     (3,298)     (2,184)        (361)         (352)          (128)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain  .      3,669      22,201        4,357           293            302
 Net unrealized
  appreciation during
  the period  . . . .    217,181     147,113       33,997        22,323         13,174
                        --------    --------      -------       -------        -------
Net realized and
 unrealized gain on
 investments. . . . .    220,850     169,314       38,354        22,616         13,476
                        --------    --------      -------       -------        -------
Net increase in net
 assets resulting from
 operations . . . . .   $217,552    $167,130      $37,993       $22,264        $13,348
                        ========    ========      =======       =======        =======

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                       STATEMENTS OF CHANGES IN NET ASSETS

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                          V.A.                                                    V.A.
                                                        MID CAP                      V.A.                         CORE
                                                         GROWTH                      BOND                        EQUITY
                                                       SUBACCOUNT                 SUBACCOUNT                   SUBACCOUNT
                                                ------------------------   -------------------------   -------------------------
                                                   1999         1998*         1999          1998          1999           1998
                                                ------------  -----------  ------------  ------------  -----------   -------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss) . . . . . . . .   $   (13,339)  $   (3,373)  $   270,336   $   223,711   $   361,717    $   153,974
 Net realized gains (losses)  . . . . . . . .        27,455       (9,440)      (62,203)       35,959       648,748        109,615
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . . .       796,182       26,472      (292,585)      (18,486)    1,391,748      1,746,705
                                                -----------   ----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets from
 operations . . . . . . . . . . . . . . . . .       810,298       13,659       (84,452)      241,184     2,402,213      2,010,294
From contractowner transactions:
 Net premiums from contractowners . . . . . .     1,731,146      708,072     2,981,511     4,874,660    13,393,791      8,674,539
 Net benefits to contractowners . . . . . . .      (385,816)    (109,692)   (2,184,890)   (1,328,900)   (3,866,236)    (1,181,410)
                                                -----------   ----------   -----------   -----------   -----------    -----------
Net increase in net assets resulting from
 contractowner transactions . . . . . . . . .     1,345,330      598,380       796,621     3,545,760     9,527,555      7,493,129
                                                -----------   ----------   -----------   -----------   -----------    -----------
Net increase in net assets  . . . . . . . . .     2,155,628      612,039       712,169     3,786,944    11,929,768      9,503,423
Net assets at beginning of period . . . . . .       612,039            0     4,933,766     1,146,822    13,719,592      4,216,169
                                                -----------   ----------   -----------   -----------   -----------    -----------
Net assets at end of period . . . . . . . . .   $ 2,767,667   $  612,039   $ 5,645,935   $ 4,933,766   $25,649,360    $13,719,592
                                                ===========   ==========   ===========   ===========   ===========    ===========

                                                           V.A.                                                   V.A.
                                                        LARGE CAP                     V.A.                      FINANCIAL
                                                          GROWTH                LARGE CAP VALUE                 INDUSTRIES
                                                        SUBACCOUNT                 SUBACCOUNT                   SUBACCOUNT
                                                 ------------------------   ------------------------     -------------------------
                                                    1999          1998         1999         1998*        1999           1998
                                                 ------------  -----------  ------------  -----------    ------------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)  . . . . . . . .   $   138,753   $  (36,639)  $   618,754   $   (5,475)     $  (41,730)  $    10,271
 Net realized gains (losses) . . . . . . . . .       391,024      150,134       356,295      (34,115)        890,410       214,266
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . . . .       814,057      547,681     5,545,194      812,514        (910,165)       487,761
                                                 -----------   ----------   -----------   ----------      -----------    -----------
Net increase (decrease) in net assets from
 operations. . . . . . . . . . . . . . . . . .     1,343,834      661,176     6,520,243      772,924         (61,485)       712,298
From contractowner transactions:
 Net premiums from contractowners  . . . . . .     5,561,690    2,579,958     7,096,150    8,244,519       7,121,092     21,632,493
 Net benefits to contractowners  . . . . . . .    (1,240,497)    (618,956)   (2,325,732)    (951,785)     (9,683,665)    (3,616,304)
                                                 -----------   ----------   -----------   ----------     -----------    -----------
Net increase (decrease) in net assets resulting
 from contractowner transactions . . . . . . .     4,321,193    1,961,002     4,770,418    7,292,734      (2,562,573)    18,016,189
                                                 -----------   ----------   -----------   ----------     -----------    -----------
Net increase (decrease) in net assets  . . . .     5,665,027    2,622,178    11,290,661    8,065,658      (2,624,058)    18,728,487
Net assets at beginning of period  . . . . . .     4,439,676    1,817,498     8,065,658            0      28,356,663      9,628,176
                                                 -----------   ----------   -----------   ----------     -----------    -----------
Net assets at end of period  . . . . . . . . .   $10,104,703   $4,439,676   $19,356,319   $8,065,658     $25,732,605    $28,356,663
                                                 ===========   ==========   ===========   ==========     ===========    ===========

---------
* From January 5, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                  V.A.
                               HIGH YIELD                        V.A.
                                  BOND                      INTERNATIONAL
                               SUBACCOUNT                    SUBACCOUNT
                        -------------------------  --------------------------------
                           1999         1998*           1999             1998
                        ------------  -----------  ---------------  ---------------
Increase (decrease) in
net assets from
operations:
 Net investment income
  (loss). . . . . . .   $   304,176   $  140,478   $       76,064    $     (7,548)
 Net realized gains
  (losses). . . . . .      (220,977)    (150,154)          60,660         (43,508)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       259,888     (305,961)         580,016         261,079
                        -----------   ----------   --------------    ------------
Net increase
 (decrease) in net
 assets from
 operations . . . . .       343,087     (315,637)         716,740         210,023
From contractowner
 transactions:
 Net premiums from
  contractowners. . .     1,344,934    3,710,492          622,148       1,572,910
 Net benefits to
  contractowners. . .    (1,280,199)    (730,624)        (473,804)       (409,812)
                        -----------   ----------   --------------    ------------
Net increase in net
 assets resulting from
 contractowner
 transactions . . . .        64,735    2,979,868          148,344       1,163,098
                        -----------   ----------   --------------    ------------
Net increase in net
 assets . . . . . . .       407,822    2,664,231          865,084       1,373,121
Net assets at
 beginning of period      2,664,231            0        2,354,394         981,273
                        -----------   ----------   --------------    ------------
Net assets at end of
 period . . . . . . .   $ 3,072,053   $2,664,231   $    3,219,478    $  2,354,394
                        ===========   ==========   ==============    ============


                                                 V.A.                             V.A.                          V.A.
                                             REGIONAL BANK                  SMALL CAP GROWTH                MONEY MARKET
                                              SUBACCOUNT                       SUBACCOUNT                    SUBACCOUNT
                                    --------------------------------   --------------------------    ----------------------------
                                         1999             1998*            1999          1998           1999             1998
                                    ----------------  ---------------  -------------  ------------   --------------  ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . .   $      213,335    $       10,996   $    146,829   $   (32,555)   $    354,615     $    224,376
 Net realized gains (losses)  . .         (193,751)         (111,691)       216,562        59,948              --              --
 Net unrealized appreciation
  (depreciation) during the period        (772,652)           61,720      3,051,045       403,878              --              --
                                    --------------    --------------   ------------   -----------   -------------    ------------
Net increase (decrease) in net
 assets from operations . . . . .         (753,068)          (38,975)     3,414,436       431,271         354,615         224,376
From contractowner transactions:
 Net premiums from contractowners        5,431,949        11,167,353      4,164,485     2,160,727      21,531,482      17,347,834
 Net benefits to contractowners .       (3,221,089)         (888,310)    (1,378,195)     (726,161)    (17,611,645)    (14,593,134)
                                    --------------    --------------   ------------   -----------   -------------    ------------
Net increase in net assets
 resulting from contractowner
 transactions . . . . . . . . . .        2,210,860        10,279,043      2,786,290     1,434,566       3,919,837       2,754,700
                                    --------------    --------------   ------------   -----------   -------------    ------------
Net increase in net assets  . . .        1,457,792        10,240,068      6,200,726     1,865,837       4,274,452       2,979,076
Net assets at beginning of period       10,240,068                 0      3,693,977     1,828,140       8,701,780       5,722,704
                                    --------------    --------------   ------------   -----------   -------------    ------------
Net assets at end of period . . .   $   11,697,860    $   10,240,068   $  9,894,703   $ 3,693,977   $  12,976,232    $  8,701,780
                                    ==============    ==============   ============   ===========   =============    ============

---------
* From May 1, 1998 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                        V.A.                       V.A.                           V.A.
                                                  STRATEGIC INCOME          SOVEREIGN INVESTORS                500  INDEX
                                                     SUBACCOUNT                 SUBACCOUNT                     SUBACCOUNT
                                              ------------------------   -------------------------    -------------------------
                                                 1999          1998         1999          1998           1999           1998
                                              ------------  -----------  ------------  ------------   ------------  --------------
Increase (decrease) in net assets
 from operations:
 Net investment income  . . . . . . . . . .   $   557,933   $  342,841   $    91,301   $   107,547     $   101,697    $   734,791
 Net realized gains (losses)  . . . . . . .      (183,540)     (16,863)      574,386       333,470         912,346        200,153
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .       (98,330)    (189,274)      (54,923)    1,667,632       2,176,646      1,460,061
                                              -----------   ----------   -----------   -----------     -----------    -----------
Net increase in net assets from operations        276,063      136,704       610,764     2,108,649       3,190,689      2,395,005
From contractowner transactions:
 Net premiums from contractowners . . . . .     4,523,002    6,055,405    11,000,344    13,433,144       7,658,377      8,339,471
 Net benefits to contractowners . . . . . .    (3,288,816)    (973,446)   (3,918,644)   (2,124,836)     (5,169,074)    (2,124,836)
                                              -----------   ----------   -----------   -----------     -----------    -----------
Net increase in net assets resulting from
 contractowner transactions . . . . . . . .     1,234,186    5,081,959     7,081,700    11,308,308       2,489,303      6,214,635
                                              -----------   ----------   -----------   -----------     -----------    -----------
Net increase in net assets  . . . . . . . .     1,510,249    5,218,663     7,692,464    13,416,957       5,679,992      8,609,640
Net assets at beginning of period . . . . .     7,141,320    1,922,657    20,778,398     7,361,441      14,646,945      6,037,305
                                              -----------   ----------   -----------   -----------     -----------    -----------
Net assets at end of period . . . . . . . .   $ 8,651,569   $7,141,320   $28,470,862   $20,778,398     $20,326,937    $14,646,945
                                              ===========   ==========   ===========   ===========     ===========    ===========


                                                            FUNDAMENTAL                         INTERNATIONAL
                                               LARGE CAP     MID CAP    AGGRESSIVE   EMERGING      EQUITY
                                                GROWTH       GROWTH      BALANCED    MARKETS        INDEX       GLOBAL EQUITY
                                              SUBACCOUNT   SUBACCOUNT   SUBACCOUNT  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                              -----------  -----------  ----------  ----------  -------------   ---------------
                                                1999**       1999**       1999**      1999**      1999**          1999**
                                              -----------  -----------  ----------  ----------  -------------   ---------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss) . . . . . . .   $  204,817    $ 24,523     $   166    $  4,733      $  4,687       $     (45)
 Net realized gains . . . . . . . . . . . .        4,064         636         449         137        10,810           1,834
 Net unrealized appreciation (depreciation)
  during the period . . . . . . . . . . . .      (39,265)     59,548       1,348      34,601        32,774          42,662
                                              ----------    --------     -------    --------      --------        --------
Net increase in net assets from operations       169,616      84,707       1,963      39,471        48,271          44,451
From contractowner transactions:
 Net premiums from contractowners . . . . .    1,256,716     483,471      38,940     111,242       277,327         273,616
 Net benefits to contractowners . . . . . .      (49,958)         --          --        (256)      (89,445)         (4,278)
                                              ----------    --------     -------    --------      --------        --------
Net increase in net assets resulting from
 contractowner transactions . . . . . . . .    1,206,758     483,471      38,940     110,986       187,882         269,338
                                              ----------    --------     -------    --------      --------        --------
Net increase in net assets  . . . . . . . .    1,376,374     568,178      40,903     150,457       236,153         313,789
Net assets at beginning of period . . . . .            0           0           0           0             0               0
                                              ----------    --------     -------    --------      --------        --------
Net assets at end of period . . . . . . . .   $1,376,374    $568,178     $40,903    $150,457      $236,153        $313,789
                                              ==========    ========     =======    ========      ========        ========


---------
** From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                             INTERNATIONAL  SMALL CAP   INTERNATIONAL    MID CAP     MID CAP    LARGE CAP
                                                EQUITY        GROWTH      BALANCED       GROWTH      BLEND         VALUE
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT
                                             -------------  ----------  -------------  -----------  ---------- -------------
                                                1999**        1999**       1999**        1999**       1999**       1999**
                                             -------------  ----------  -------------  -----------  ---------- -------------
Increase (decrease) in net assets from
operations:
 Net investment income . . . . . . . . . .     $  1,534     $  111,428    $  7,796     $  379,111    $    269    $   77,303
 Net realized gains (losses) . . . . . . .          563         15,156        (172)        68,369         145         8,864
 Net unrealized appreciation (depreciation)
  during the period  . . . . . . . . . . .        8,780         62,053      (1,162)     1,028,929         913      (150,220)
                                               --------     ----------    --------     ----------    --------    ----------
Net increase (decrease) in net assets from
 operations. . . . . . . . . . . . . . . .       10,877        188,637       6,462      1,476,409       1,327       (64,053)
From contractowner transactions:
 Net premiums from contractowners  . . . .      123,222      1,072,534     130,219      2,442,105      17,507     1,517,278
 Net benefits to contractowners  . . . . .           --             --          --        (77,557)         --       (41,234)
                                               --------     ----------    --------     ----------    --------    ----------
Net increase in net assets resulting from
 contractowner transactions  . . . . . . .      123,222      1,072,534     130,219      2,364,548      17,507     1,476,044
                                               --------     ----------    --------     ----------    --------    ----------
Net increase in net assets . . . . . . . .      134,099      1,261,171     136,681      3,840,957      18,834     1,411,991
Net assets at beginning of period  . . . .            0              0           0              0           0             0
                                               --------     ----------    --------     ----------    --------    ----------
Net assets at end of period  . . . . . . .     $134,099     $1,261,171    $136,681     $3,840,957    $ 18,834    $1,411,991
                                               ========     ==========    ========     ==========    ========    ==========

                                                                                           LARGE CAP
                        LARGE CAP   LARGE/MID CAP   MID CAP    SMALL/MID CAP               AGGRESSIVE
                        VALUE CORE      VALUE        VALUE        GROWTH      BOND INDEX     GROWTH
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                        ----------  -------------  ----------  -------------  ----------  ------------
                          1999**       1999**        1999**       1999**        1999**       1999**
                        ----------  -------------  ----------  -------------  ----------  ------------
Increase (decrease) in
 net assets
 from operations:
 Net investment income
  (loss). . . . . . .   $  11,975     $  1,323     $ (1,924)     $ 38,808     $ 11,173     $    6,935
 Net realized gains
  (losses). . . . . .       4,424          477        1,115           279       (4,107)         5,479
 Net unrealized
  appreciation
  (depreciation)
  during the period .      (3,993)       5,762       22,563       (22,291)     (13,446)       150,635
                        ---------     --------     --------      --------     --------     ----------
Net increase
 (decrease) in net
 assets from
 operations . . . . .      12,406        7,562       21,754        16,796       (6,380)       163,049
From contractowner
 transactions:
 Net premiums from
  contractowners. . .     941,609      670,515      648,029       263,646      825,658      1,971,822
 Net benefits to
  contractowners. . .          --       (1,221)      (2,847)           --      (50,662)            --
                        ---------     --------     --------      --------     --------     ----------
Net increase in net
 assets resulting from
 contractowner
 transactions . . . .     941,609      669,294      645,182       263,646      774,996      1,971,822
                        ---------     --------     --------      --------     --------     ----------
Net increase in net
 assets . . . . . . .     954,015      676,856      666,936       280,442      768,616      2,134,871
Net assets at
 beginning of period            0            0            0             0            0              0
                        ---------     --------     --------      --------     --------     ----------
Net assets at end of
 period . . . . . . .   $9,54,015     $676,856     $666,936      $280,442     $768,616     $2,134,871
                        =========     ========     ========      ========     ========     ==========

---------
** From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      YEARS AND PERIODS ENDED DECEMBER 31,


                        SMALL/MID CAP  SMALL/MID CAP  REAL ESTATE               SHORT-TERM
                            CORE           VALUE        EQUITY      MANAGED        BOND
                         SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                        -------------  -------------  -----------  ----------  ------------
                           1999**         1999**        1999**       1999**       1999**
                        -------------  -------------  -----------  ----------  ------------
Increase (decrease) in
net assets from
operations:
 Net investment income    $ 26,961       $  3,676     $    4,111   $ 20,681     $   4,381
 Net realized gains
  (losses). . . . . .          515            380           (394)        69        (1,136)
 Net unrealized
  appreciation
  (depreciation)
  during the period .       11,983          3,248        (11,928)    (7,818)       (1,509)
                          --------       --------     ----------   --------     ---------
Net increase
 (decrease) in net
 assets from
 operations . . . . .       39,459          7,304         (8,211)    12,932         1,736
From contractowner
 transactions:
 Net premiums from
  contractowners. . .      299,047        164,244        155,483    262,471       494,713
 Net benefits to
  contractowners. . .           --             --       (10,585)     (1,453)     (201,649)
                          --------       --------     ----------   --------     ---------
Net increase in net
 assets resulting from
 contractowner
 transactions . . . .      299,047        164,244        144,898    261,018       293,064
                          --------       --------     ----------   --------     ---------
Net increase in net
 assets . . . . . . .      338,506        171,548        136,687    273,950       294,800
Net assets at
 beginning of period             0              0              0          0             0
                          --------       --------     ----------   --------     ---------
Net assets at end of
 period . . . . . . .     $338,506       $171,548     $  136,687   $273,950     $ 294,800
                          ========       ========     ==========   ========     =========

                        SMALL CAP   INTERNATIONAL    EQUITY    HIGH-YIELD
                          VALUE     OPPORTUNITIES    INDEX        BOND      GLOBAL BOND
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT  SUBACCOUNT   SUBACCOUNT
                        ----------  -------------  ----------  ----------  -------------
                          1999**       1999**        1999**      1999**       1999**
                        ----------  -------------  ----------  ----------  -------------
Increase (decrease) in
net assets from
operations:
 Net investment income  $  2,561      $ 20,614     $  107,583  $  9,409      $ 2,156
 Net realized gains
  (losses). . . . . .        398         1,016         11,982    (4,223)           1
 Net unrealized
  appreciation
  (depreciation)
  during the period .     (5,441)       54,814        162,297     2,983       (3,305)
                        --------      --------     ----------  --------      -------
Net increase
 (decrease) in net
 assets from
 operations . . . . .     (2,482)       76,444        281,862     8,169       (1,148)
From contractowner
 transactions:
 Net premiums from
  contractowners. . .    157,797       281,484      3,497,871   679,878       87,233
 Net benefits to
  contractowners. . .     (4,491)       (5,799)            --   (41,461)        (776)
                        --------      --------     ----------  --------      -------
Net increase in net
 assets resulting from
 contractowner
 transactions . . . .    153,306       275,685      3,497,871   638,417       86,457
                        --------      --------     ----------  --------      -------
Net increase in net
 assets . . . . . . .    150,824       352,129      3,779,733   646,586       85,309
Net assets at
 beginning of period           0             0              0         0            0
                        --------      --------     ----------  --------      -------
Net assets at end of
 period . . . . . . .   $150,824      $352,129     $3,779,733  $646,586      $85,309
                        ========      ========     ==========  ========      =======

---------
** From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                                                                   MFS           MFS    NEW          MFS
                                             AIM V.I. GROWTH  AIM V.I. VALUE  GROWTH SERIES  DISCOVERY SERIES  RESEARCH SERIES
                                               SUBACCOUNT       SUBACCOUNT     SUBACCOUNT       SUBACCOUNT        SUBACCOUNT
                                             ---------------  --------------  -------------  ----------------  -----------------
                                                 1999**           1999**         1999**            1999**            1999**
                                             ---------------  --------------  -------------  ----------------  -----------------
Increase (decrease) in net assets
 from operations:
 Net investment income (loss)  . . . . . .     $   (1,393)     $   (4,667)     $    4,392        $    9,086          $   (930)
 Net realized gains  . . . . . . . . . . .          4,132          12,599          15,624             6,090               135
 Net unrealized appreciation during the
  period . . . . . . . . . . . . . . . . .         74,558         193,862         187,158            68,540            72,877
                                               ----------      ----------      ----------          --------          --------
Net increase in net assets from operations         77,297         201,794         207,174            83,716            72,082
From contractowner transactions:
 Net premiums from contractowners  . . . .      1,133,361       3,301,553       1,747,969           474,152           798,942
 Net benefits to contractowners  . . . . .             --              --              --                --                --
                                               ----------      ----------      ----------          --------          --------
Net increase in net assets resulting from
 contractowner transactions  . . . . . . .      1,133,361       3,301,553       1,747,969           474,152           798,942
                                               ----------      ----------      ----------          --------          --------
Net increase in net assets . . . . . . . .      1,210,658       3,503,347       1,955,143           557,868           871,024
Net assets at beginning of period  . . . .              0               0               0                 0                 0
                                               ----------      ----------      ----------          --------          --------
Net assets at end of period  . . . . . . .     $1,210,658      $3,503,347      $1,955,143          $557,868          $871,024
                                               ==========      ==========      ==========          ========          ========

                                                                                 TEMPLETON
                          VIP II                  VIP OVERSEAS    TEMPLETON     DEVELOPMENT
                        CONTRAFUND   VIP GROWTH      EQUITY     INTERNATIONAL     MARKET
                        SUBACCOUNT   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                        -----------  -----------  ------------  -------------  -------------
                          1999**       1999**        1999**        1999**         1999**
                        -----------  -----------  ------------  -------------  -------------
Increase (decrease) in
net assets from
operations:
 Net investment loss    $   (3,298)  $   (2,184)   $   (361)      $   (352)      $   (128)
 Net realized gains .        3,669       22,201       4,357            293            302
 Net unrealized
  appreciation during
  the
  period  . . . . . .      217,181      147,113      33,997         22,323         13,174
                        ----------   ----------    --------       --------       --------
Net increase in net
 assets from
 operations . . . . .      217,552      167,130      37,993         22,264         13,348
From contractowner
 transactions:
 Net premiums from
  contractowners. . .    2,542,999    2,301,870     343,094        309,170        153,354
 Net benefits to
  contractowners. . .           --           --        (102)            --         (3,841)
                        ----------   ----------    --------       --------       --------
Net increase in net
 assets resulting from
 contractowner
 transactions . . . .    2,542,999    2,301,870     342,992        309,170        149,513
                        ----------   ----------    --------       --------       --------
Net increase in net
 assets . . . . . . .    2,760,551    2,469,000     380,985        331,434        162,861
Net assets at
 beginning of period             0            0           0              0              0
                        ----------   ----------    --------       --------       --------
Net assets at end of
 period . . . . . . .   $2,760,551   $2,469,000    $380,985       $331,434       $162,861
                        ==========   ==========    ========       ========       ========

---------
** From September 1, 1999 (commencement of operations).

See accompanying notes.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                          NOTES TO FINANCIAL STATEMENTS

                                DECEMBER 31, 1999

1. ORGANIZATION

  John Hancock Variable Annuity Account JF (the Account) is a separate investment account of John Hancock Variable Life Insurance Company (JHVLICO), a wholly-owned subsidiary of John Hancock Mutual Life Insurance Company (John Hancock). The Account was created and commenced operations on August 29, 1996. The Account was formed to fund variable annuity contracts (Contracts) issued by JHVLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of fifty-two subaccounts. The assets of each subaccount are invested in shares of the corresponding Portfolios of John Hancock Funds' Declaration Trust, John Hancock Variable Series Trust I, MFS Trust, AIM Trust, Fidelity Trust and Templeton Trust (the Funds). New subaccounts may be added as new Portfolios are added to the Funds, or as other investment options are developed, and made available to contractowners. The fifty-two Portfolios of the Funds which are currently available are V.A. Mid Cap Growth (formerly, Special Opportunities), V.A. Bond, V.A. Core Equity (formerly, Independence Equity), V.A. Large Cap Growth (formerly, Growth), V.A. Large Cap Value (formerly, Growth & Income), V.A. Financial Industries, V.A. High Yield Bond, V.A. International, V.A. Regional Bank, V.A. Small Cap Growth (formerly, Emerging Growth), V.A. Money Market, V.A. Strategic Income, V.A. Sovereign Investors, V.A. 500 Index, Large Cap Growth, Fundamental Mid Cap Growth, Aggressive Balanced, Emerging Markets, International Equity Index, Global Equity, International Equity, Small Cap Growth, International Balanced, Mid Cap Growth, Mid Cap Blend, Large Cap Value, Large Cap Value CORE, Large/Mid Cap Value, Mid Cap Value, Small/Mid Cap Growth, Bond Index, Large Cap Aggressive Growth, Small/Mid Cap CORE, Small/Mid Cap Values, Real Estate Equity, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, High Yield Bond, Global Bond, AIM V.I. Growth, AIM V.I. Value, MFS Growth Series, MFS New Discovery Series, MFS Research Series, VIP II Contrafund, VIP Growth, VIP Overseas Equity, Templeton International and Templeton Development Market Portfolios. Each portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other contracts benefits. Additional assets are held in JHVLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

2. SIGNIFICANT ACCOUNTING POLICIES

  The assets of the Account are the property of JHVLICO. The portion of the Account's assets applicable to the contracts may not be charged with liabilities arising out of any other business JHVLICO may conduct.

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Funds are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of Funds' shares are determined on the basis of identified cost.

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHVLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHVLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the contracts funded in the Account. Currently, JHVLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

 Expenses

  JHVLICO assumes mortality and expense risks of the contracts for which asset charges are deducted at various rates ranging from .90% to 1.25% (Declaration Trust was .90%, Patriot Annuity 1.15% and the Revolution Annuity 1.25%), of net assets of the Account. In addition, a monthly charge at varying levels for the cost of insurance is deducted from the net assets of the Account.

  JHVLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

3. TRANSACTION WITH AFFILIATES

  John Hancock Advisers, Inc. acts as the distributor, principal underwriter and investment advisor for certain of the Funds.

  Certain officers of the Account are officers and directors of JHVLICO, the Fund, John Hancock Advisers, Inc. or John Hancock.

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Funds at December 31, 1999 were as follows:


         PORTFOLIO           SHARES OWNED     COST          VALUE
         ---------           ------------  -----------  -------------
V.A. Mid Cap Growth. . . .       160,817   $ 1,945,015   $ 2,767,677
V.A. Bond  . . . . . . . .       575,529     5,945,064     5,645,935
V.A. Core Equity . . . . .     1,301,998    22,399,593    25,649,360
V.A. Large Cap Growth  . .       640,755     8,574,383    10,104,702
V.A. Large Cap Value . . .     1,073,562    12,998,613    19,356,319
V.A. Financial Industries      1,779,572    25,463,903    25,732,605
V.A. High Yield Bond . . .       369,681     3,118,125     3,072,053
V.A. International . . . .       208,381     2,491,115     3,219,479
V.A. Regional Bank . . . .     1,366,572    12,408,791    11,697,860
V.A. Small Cap Growth  . .       500,744     6,417,230     9,894,704
V.A. Money Market  . . . .    12,976,232    12,976,233    12,976,232
V.A. Strategic Income  . .       885,524     8,957,178     8,651,568
V.A. Sovereign Investors .     1,783,889    26,359,720    28,470,862
V.A. 500 Index . . . . . .     1,123,656    16,740,120    20,326,937
Large Cap Growth . . . . .        50,357     1,415,640     1,376,374
Fundamental Mid Cap Growth        39,396       508,631       568,178
Aggressive Balanced  . . .         3,852        39,554        40,903
Emerging Markets . . . . .        12,270       115,856       150,457

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

          PORTFOLIO            SHARES OWNED     COST        VALUE
          ---------            ------------  ----------  ------------
International Equity Index .      12,021     $  203,379   $  236,153
Global Equity  . . . . . . .      25,859        271,128      313,790
International Equity . . . .      11,257        125,319      134,099
Small Cap Growth . . . . . .      65,976      1,199,117    1,261,171
International Balanced . . .      12,768        137,843      136,681
Mid Cap Growth . . . . . . .     131,408      2,812,028    3,840,957
Mid Cap Blend  . . . . . . .       1,760         17,922       18,834
Large Cap Value  . . . . . .     104,664      1,562,211    1,411,991
Large Cap Value CORE . . . .      93,934        958,009      954,016
Large/Mid Cap Value  . . . .      64,985        671,094      676,856
Mid Cap Value  . . . . . . .      52,199        644,374      666,936
Small/Mid Cap Growth . . . .      19,982        302,733      280,442
Bond Index . . . . . . . . .      82,486        782,063      768,616
Large Cap Aggressive Growth      178,865      1,984,235    2,134,870
Small/Mid Cap CORE . . . . .      34,487        326,523      338,506
Small/Mid Cap Value  . . . .      16,937        168,301      171,548
Real Estate Equity . . . . .      11,913        148,614      136,687
Managed  . . . . . . . . . .      17,733        281,769      273,950
Short-Term Bond  . . . . . .      30,323        296,308      294,799
Small Cap Value  . . . . . .      13,815        156,265      150,824
International Opportunities       23,209        297,315      352,129
Equity Index . . . . . . . .     184,756      3,617,436    3,779,733
High Yield Bond  . . . . . .      71,951        643,602      646,586
Global Bond  . . . . . . . .       8,688         88,613       85,308
AIM V.I. Growth  . . . . . .      37,540      1,136,100    1,210,658
AIM V.I. Value . . . . . . .     104,578      3,309,486    3,503,347
MFS Growth Series  . . . . .     140,154      1,767,984    1,955,143
MFS New Discovery Series . .      32,303        489,328      557,868
MFS Research Series  . . . .      37,319        798,147      871,024
VIP II Contrafund  . . . . .      94,864      2,543,370    2,760,551
VIP Growth . . . . . . . . .      45,055      2,321,887    2,469,000
VIP Overseas Equity  . . . .      13,915        346,987      380,985
Templeton International  . .      14,977        309,111      331,434
Templeton Development Market      21,041        149,686      162,860

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

  Purchases, including reinvestment of dividend distributions, and proceeds from sales of shares in the Portfolios of the Funds during 1999, were as follows:


              PORTFOLIO                  PURCHASES       SALES
            -------------               -----------  -------------
V.A. Mid Cap Growth . . . . . . . . .   $ 1,646,082   $   314,091
V.A. Bond . . . . . . . . . . . . . .     3,231,830     2,164,873
V.A. Core Equity  . . . . . . . . . .    12,281,527     2,392,255
V.A. Large Cap Growth . . . . . . . .     5,696,493     1,236,547
V.A. Large Cap Value  . . . . . . . .     7,044,333     1,655,160
V.A. Financial Industries . . . . . .     4,938,291     7,542,595
V.A. World Bond . . . . . . . . . . .         2,398       205,373
V.A. High Yield Bond  . . . . . . . .     1,531,070     1,162,160
V.A. International  . . . . . . . . .       745,524       521,117
V.A. Regional Bank  . . . . . . . . .     5,196,101     2,771,906
V.A. Small Cap Growth . . . . . . . .     4,010,070     1,076,951
V.A. Money Market . . . . . . . . . .    18,454,444    14,179,992
V.A. Strategic Income . . . . . . . .     4,453,276     2,661,157
V.A. Sovereign Investors  . . . . . .     9,996,041     2,823,040
V.A. 500 Index  . . . . . . . . . . .     6,690,731     4,099,732
Large Cap Growth  . . . . . . . . . .     1,465,793        54,217
Fundamental Mid Cap Growth  . . . . .       528,834        20,839
Aggressive Balanced . . . . . . . . .        73,531        34,426
Emerging Markets  . . . . . . . . . .       116,207           488
International Equity Index  . . . . .       283,216        90,647
Global Equity . . . . . . . . . . . .       285,645        16,351
International Equity  . . . . . . . .       131,400         6,644
Small Cap Growth  . . . . . . . . . .     1,282,966        99,005
International Balanced  . . . . . . .       175,384        37,369
Mid Cap Growth  . . . . . . . . . . .     2,997,664       254,005
Mid Cap Blend . . . . . . . . . . . .        32,095        14,318
Large Cap Value . . . . . . . . . . .     1,732,116       178,769
Large Cap Value CORE  . . . . . . . .     1,097,057       143,472
Large/Mid Cap Value . . . . . . . . .       721,551        50,934
Mid Cap Value . . . . . . . . . . . .       655,197        11,938
Small/Mid Cap Growth  . . . . . . . .       310,473         8,019
Bond Index  . . . . . . . . . . . . .       907,459       121,289
Large Cap Aggressive Growth . . . . .     2,057,796        79,013
Small/Mid Cap CORE  . . . . . . . . .       336,901        10,893
Small/Mid Cap Value . . . . . . . . .       185,363        17,442
Real Estate Equity  . . . . . . . . .       160,423        11,415
Managed . . . . . . . . . . . . . . .       284,322         2,622
Short-Term Bond . . . . . . . . . . .       543,419       245,975
Small Cap Value . . . . . . . . . . .       300,905       145,038
International Opportunities . . . . .       312,695        16,396
Equity Index  . . . . . . . . . . . .     3,835,326       229,872
High Yield Bond . . . . . . . . . . .       817,936       170,111
Global Bond . . . . . . . . . . . . .        94,312         5,700
AIM V.I. Growth . . . . . . . . . . .     1,207,349        75,381

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                PORTFOLIO                  PURCHASES     SALES
                ---------                  ----------  ----------
AIM V.I. Value . . . . . . . . . . . . .   $3,436,466   $139,579
MFS Growth Series  . . . . . . . . . . .    1,897,268    144,908
MFS New Discovery Series . . . . . . . .      506,313     23,075
MFS Research Series  . . . . . . . . . .      820,350     22,338
VIP II Contrafund  . . . . . . . . . . .    2,617,516     77,815
VIP Growth . . . . . . . . . . . . . . .    2,533,189    233,503
VIP Overseas Equity  . . . . . . . . . .      430,836     88,206
Templeton International  . . . . . . . .      319,380     10,562
Templeton Development Market . . . . . .      154,853      5,469



5. NET ASSETS

  Accumulation shares attributable to net assets of contractowners and accumulation share values for each subaccount at December 31, 1999 were as follows:


                                   DECLARATION #1              DECLARATION #2             PATRIOT CLASS #3
                             --------------------------  --------------------------  --------------------------
                             ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
         PORTFOLIO              SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
         ---------           ------------  ------------  ------------  ------------  ------------  --------------
V.A. Mid Cap Growth  . . .      129,542       $16.81        11,933        $16.90         23,076        $16.81
V.A. Bond. . . . . . . . .      345,135        12.00        47,706         12.11         26,350         12.00
V.A. Core Equity . . . . .      873,116        20.49       177,325         20.66        125,278         20.49
V.A. Large Cap Growth  . .      434,766        15.48       181,976         15.61         34,478         15.48
V.A. Large Cap Value . . .      835,684        18.55        92,423         18.64         97,821         18.55
V.A. Financial Industries     1,506,906        14.25        93,950         14.35         59,300         14.25
V.A. High Yield Bond . . .      389,012         9.92         4,428          9.97          8,803          9.92
V.A. International . . . .      186,268        16.52         8,505         16.66             --            --
V.A. Regional Bank . . . .    1,059,331         8.72       281,344          8.75             --            --
V.A. Small Cap Growth  . .      399,533        19.44        68,803         19.60         40,186         19.44
V.A. Money Market  . . . .    6,201,791         1.12       611,877          1.13      1,377,260          1.12
V.A. Strategic Income  . .      513,276        12.62        38,562         12.73         73,588         12.62
V.A. Sovereign Investors .    1,174,921        16.19       353,031         16.33         84,581         16.19
V.A. 500 Index . . . . . .      808,879        21.49       135,944         21.67             --            --
Large Cap Growth . . . . .           --           --            --            --         72,822         12.31
Fundamental Mid Cap Growth           --           --            --            --             --            --
Aggressive Balanced  . . .           --           --            --            --             --            --
Emerging Markets . . . . .           --           --            --            --          8,609         17.48
International Equity Index           --           --            --            --         18,759         12.59
Global Equity  . . . . . .           --           --            --            --         23,003         12.11

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                  PATRIOT CLASS #4          REVOLUTION CLASS #5         REVOLUTION CLASS #6
                             --------------------------  --------------------------  --------------------------
                             ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
        SUBACCOUNT              SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
        ----------           ------------  ------------  ------------  ------------  ------------  --------------
V.A. Mid Cap Growth  . . .           --          --           --            --           32,100        $12.01
V.A. Bond. . . . . . . . .       17,982       12.11           --            --           51,454         20.49
V.A. Core Equity . . . . .       23,106       20.66           --            --               --            --
V.A. Large Cap Growth  . .           --          --           --            --               --            --
V.A. Large Cap Value . . .       17,022       18.64           --            --               --            --
V.A. Financial Industries        17,470       14.35           --            --          113,876         14.25
V.A. High Yield Bond . . .        6,766        9.97           --            --               --            --
V.A. International . . . .           --          --           --            --               --            --
V.A. Regional Bank . . . .           --          --           --            --               --            --
V.A. Small Cap Growth  . .           --          --           --            --               --            --
V.A. Money Market  . . . .    1,979,576        1.13           --            --        1,379,705          1.12
V.A. Strategic Income  . .           --          --           --            --           58,942         12.62
V.A. Sovereign Investors .       12,092       16.33           --            --          130,910         16.19
V.A. 500 Index . . . . . .           --          --           --            --               --            --
Large Cap Growth . . . . .       38,907       12.34           --            --               --            --
Fundamental Mid Cap Growth           --          --           --            --           38,912         15.39
Aggressive Balanced  . . .           --          --           --            --            3,836         10.66
Emerging Markets . . . . .           --          --           --            --               --            --
International Equity Index           --          --           --            --               --            --
Global Equity  . . . . . .        2,896       12.14           --            --               --            --

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                               DECLARATION #1              DECLARATION #2             PATRIOT CLASS #3
                         --------------------------  --------------------------  --------------------------
                         ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
      SUBACCOUNT            SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
      ----------         ------------  ------------  ------------  ------------  ------------  --------------
-------------------------------------------------------------------------------------------------------------
International Equity .        --            --            --            --              --         $   --
Small Cap Growth . . .        --            --            --            --              --             --
International Balanced        --            --            --            --           6,608          10.16
Mid Cap Growth . . . .        --            --            --            --         148,380          21.87
Mid Cap Blend  . . . .        --            --            --            --              --             --
Large Cap Value  . . .        --            --            --            --         101,992          10.20
Large Cap Value CORE .        --            --            --            --              --             --
Large/Mid Cap Value  .        --            --            --            --              --             --
Mid Cap Value  . . . .        --            --            --            --          41,446          10.44
Small/Mid Cap Growth .        --            --            --            --              --             --
Bond Index . . . . . .        --            --            --            --          22,733           9.63
Large Cap Aggressive
 Growth  . . . . . . .        --            --            --            --              --             --
Small/Mid Cap CORE . .        --            --            --            --          12,272          11.96
Small/Mid Cap Value  .        --            --            --            --              --             --
Real Estate Equity . .        --            --            --            --           2,363           9.60
Managed  . . . . . . .        --            --            --            --          25,357          10.80
Short-Term Bond  . . .        --            --            --            --           5,058          10.17
Small Cap Value  . . .        --            --            --            --          14,326           9.56
International
 Opportunities . . . .        --            --            --            --          21,856          12.91
Equity Index . . . . .        --            --            --            --         110,398          11.97
High Yield Bond  . . .        --            --            --            --          11,541          10.35

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                              PATRIOT CLASS #4          REVOLUTION CLASS #5         REVOLUTION CLASS #6
                         --------------------------  --------------------------  --------------------------
                         ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
      SUBACCOUNT            SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
      ----------         ------------  ------------  ------------  ------------  ------------  --------------
-------------------------------------------------------------------------------------------------------------
International Equity .          --        $   --          --            --          11,123         $12.06
Small Cap Growth . . .          --            --          --            --          59,529          21.19
International Balanced          --            --          --            --           5,361          12.98
Mid Cap Growth . . . .      27,163         21.92          --            --              --             --
Mid Cap Blend  . . . .          --            --          --            --           1,696          11.11
Large Cap Value  . . .      36,375         10.22          --            --              --             --
Large Cap Value CORE .          --            --          --            --          92,493          10.31
Large/Mid Cap Value  .          --            --          --            --          64,904          10.43
Mid Cap Value  . . . .      22,398         10.46          --            --              --             --
Small/Mid Cap Growth .          --            --          --            --          14,779          18.98
Bond Index . . . . . .       9,826          9.66          --            --          47,232           9.63
Large Cap Aggressive
 Growth  . . . . . . .          --            --          --            --         178,388          11.97
Small/Mid Cap CORE . .       5,870         11.99          --            --           9,532          12.73
Small/Mid Cap Values .          --            --          --            --              --             --
Real Estate Equity . .      11,845          9.63          --            --              --             --
Managed  . . . . . . .          --            --          --            --              --             --
Short-Term Bond  . . .       4,987         10.19          --            --          15,433          12.48
Small Cap Value  . . .       1,452          9.58          --            --              --             --
International
 Opportunities . . . .       5,408         12.94          --            --              --             --
Equity Index . . . . .      61,962         12.00          --            --          76,098          22.54
High Yield Bond  . . .       2,423         10.38          --            --          48,898          10.27

                    JOHN HANCOCK VARIABLE ANNUITY ACCOUNT JF

                                DECLARATION #1              DECLARATION #2             PATRIOT CLASS #3
                          --------------------------  --------------------------  --------------------------
                          ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
       SUBACCOUNT            SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
       ----------         ------------  ------------  ------------  ------------  ------------  --------------
Global Bond . . . . . .        --             --           --            --           8,837          $9.65
AIM V.I. Growth . . . .        --            --            --            --              --             --
AIM V.I. Value  . . . .        --            --            --            --              --             --
MFS Growth Series . . .        --            --            --            --              --             --
MFS New Discovery
 Series . . . . . . . .        --            --            --            --              --             --
MFS Research Series . .        --            --            --            --              --             --
VIP II Contrafund . . .        --            --            --            --              --             --
VIP Growth  . . . . . .        --            --            --            --              --             --
VIP Overseas Equity . .        --            --            --            --              --             --
Templeton International        --            --            --            --              --             --
Templeton Development
 Market . . . . . . . .        --            --            --            --              --             --


                               PATRIOT CLASS #4          REVOLUTION CLASS #5         REVOLUTION CLASS #6
                          --------------------------  --------------------------  --------------------------
                          ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
       SUBACCOUNT            SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
       ----------         ------------  ------------  ------------  ------------  ------------  --------------
Global Bond . . . . . .        --            --            --            --              --         $   --
AIM V.I. Growth . . . .        --            --            --            --         102,211          12.30
AIM V.I. Value  . . . .        --            --            --            --         302,772          11.77
MFS Growth Series . . .        --            --            --            --         158,192          12.36
MFS New Discovery
 Series . . . . . . . .        --            --            --            --          36,557          15.26
MFS Research Series . .        --            --            --            --          73,452          11.86
VIP II Contrafund . . .        --            --            --            --         237,990          11.61
VIP Growth  . . . . . .        --            --            --            --         205,097          12.04
VIP Overseas Equity . .        --            --            --            --          30,517          12.48
Templeton International        --            --            --            --          30,062          11.02
Templeton Development
 Market . . . . . . . .        --            --            --            --          13,735          11.86

6. REORGANIZATION

  On March 18, 1999, the shareholders of John Hancock V.A. World Bond Fund (VAWBF) approved a plan of reorganization between VAWBF and V.A. Strategic Income Fund, providing for the transfer of substantially all of the assets and liabilities of VAWBF to V.A. Strategic Income Fund in exchange solely for shares of V.A. Strategic Income Fund. The acquisition of VAWBF was accounted for as a tax free exchange which impacted the shares held by the John Hancock Variable Annuity Account JF as follows: 20,134 shares of V.A. Strategic Income for the net assets of VAWBF, which amounted to $204,157, including $1,352 of unrealized depreciation, after the close of business on March 26, 1999.

PART C. OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

1.     Condensed Financial Information. (Part A)

2. Statement of Assets and Liabilities, John Hancock Variable Annuity Account JF. (Part B)

3.     Statement of Operations, John Hancock Variable Annuity Account JF.
       (Part B)

4. Statement of Changes in Net Assets, John Hancock Variable Annuity Account JF. (Part B)

5. Notes to Financial Statements, John Hancock Variable Annuity Account JF. (Part B)

6. Statement of Financial Position, John Hancock Variable Life Insurance Company. (Part A)

7. Summary of Operations and Unassigned Deficit, John Hancock Variable Life Insurance Company. (Part A)

8.     Statement of Cash Flows, John Hancock Variable Life Insurance Company.
       (Part A)

9. Notes to Financial Statements, John Hancock Variable Life Insurance Company. (Part A)

(B) EXHIBITS

1. John Hancock Variable Life Insurance Company Board Resolution establishing the John Hancock Variable Annuity Account JF, dated November 13, 1995, previously filed electronically on December 12, 1995.

2.     Not applicable.

3.(a) Distribution Agreement by and between John Hancock Mutual Life Insurance Company and John Hancock Variable Life Insurance Company, dated August 26, 1993, incorporated by reference form Pre-Effective Amendment No.1 to the Form S-1 Registration Statement for John Hancock Variable Life Account S (File No. 33-64366) filed October 29, 1993.

3.(b) Amendment dated August 1, 1994, to Distribution Agreement by and between John Hancock Mutual Life Insurance Company and John Hancock Variable Life Insurance Company, dated August 26, 1993, incorporated by reference from Form N-4 Registration Statement for John Hancock Variable Annuity Account I (File No. 33-82648), filed August 10,1994.

3.(c) Form of Variable Annuity Marketing and Distribution Agreement between John Hancock Mutual Life Insurance Company and John Hancock Funds, Inc., previously filed electronically on July 16, 1996.

3.(d) Form of Soliciting Dealer Agreement between John Hancock Funds, Inc., and soliciting broker-dealers or financial institutions participating in distribution of Contracts. (Included as Appendix B to Exhibit 3.(c).)

4.(a) Form of group deferred combination fixed and variable annuity contract, previously included in Pre-Effective Amendment No. 1 to File No. 33-64947 filed on July 16, 1996.

4.(b) Form of group deferred combination fixed and variable annuity certificate, previously included in Pre-Effective Amendment No. 1 to File No. 33-64947 filed on July 16, 1996.

4.(c) Form of nursing home waiver of CDSL rider, previously included in the Registration Statement to File No. 33-64947 filed on December 12, 1995.

4.(d) From of one year stepped-up death benefit rider, previously included in the Registration Statement to File No. 33-64947 filed on December 12, 1995.

4.(e) Form of accidental death benefit rider, previously included in the Registration Statement to File No. 33-64947 filed on December 12, 1995.

5. Form of contract application, previously filed included in the Registration Statement to File No. 33-64947 on December 12, 1995.

6. Articles of Organization and By-Laws of John Hancock Variable Life Insurance Company, incorporated by reference from Form S-1 Registration Statement of John Hancock Variable Life Insurance Company (File No. 33-62895) filed electronically on September 25, 1995.

7.     Not Applicable.

8. Form of Responsibility and Cost Allocation Agreement Between John Hancock Mutual Life Insurance Company and John Hancock Funds, Inc., previously filed electronically on July 16, 1996.

9. Opinion and consent of counsel, previously included in Pre-Effective Amendment No. 1 to File No. 33-64947 filed on July 16, 1996.

10.(a) Consent of independent auditors.

10.(b) Representation of counsel.

10.(c) Powers of Attorney for all directors except Ronald J. Bocage, Bruce M.
       Jones and Paul Strong, incorporated by reference from Form S-1 Registration Statement for John Hancock Variable Life Insurance Company (File No, 33-62895) filed September 25 1995. Power of Attorney for Ronald
       J. Bocage, incorporated by reference from Form 10-K annual report for John Hancock Variable Life Insurance Company (File No. 33-62895) filed March 28, 1997. Powers of Attorney for Bruce M. Jones and Paul Strong, Incorporated by reference from Post-Effective Amendment No. 2 to File
       No. 333-81127, filed May 4, 2000.

11.    Not Applicable.

12.    Not Applicable.

13.    Diagram of Subsidiaries of John Hancock (Incorporated by reference from
       Exhibit 13 from Post-Effective Amendment No. 5 to John Hancock Variable Annuity Account H's Registration Statement filed on April 29, 1999).

14.    Not Applicable.

15.    Not Applicable.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name                                                 Position with Depositor
----                                                 -----------------------
Directors

David F. D'Alessandro........................Chairman of the Board
Michele G. Van Leer..........................Vice Chairman of the Board and President
Robert S. Paster........................................................Director and Vice President
Bruce M. Jones............................................Director and Vice President
Paul Strong...............................................Director and Vice President
Robert R. Reitano.......................................................Director, Vice President and
                                                                        Chief Investment Officer
Barbara L. Luddy............................................Director, Vice President and Actuary
Ronald J. Bocage............................Director, Vice President and Counsel

Executive Officers Other Than Directors

    Daniel L. Ouellette................................Vice President, Marketing
    Patrick J. Gill...................................................Controller

    The business address for each of the above-named officers and directors is:
    John Hancock Variable Life Insurance Company, John Hancock Place, P.O.
    Box 111, Boston, Massachusetts 02117.

ITEM 26.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  Registrant is a separate account of JHVLICO, operated as a unit investment trust. Registrant supports benefits payable under JHVLICO's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Variable Series Trust I and John Hancock Declaration Trust, (the "Trusts"), both of which are "series" types of mutual funds registered under the Investment Company Act of 1940 (the "Act") as open-end management investment companies. The Registrant and other separate accounts of John Hancock and JHVLICO own controlling interests of the Trusts' outstanding shares. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trusts are used, will have the opportunity to instruct John Hancock and JHVLICO with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, JHVLICO directly controls Registrant.

  A diagram of the subsidiaries of the Company is incorporated by reference from Exhibit 13 to Post- Effective Amendment No. 5 to Form N-4 Registration Statement of John Hancock Variable Annuity Account H (File No. 333-08345) filed April 28, 1999.

ITEM 27.   NUMBER OF CONTRACT OWNERS

  Registrant had 5,090 Contract Owners as of September 30, 2000.

ITEM 28.   INDEMNIFICATION

  Pursuant to Article X of the Company's Bylaws and Section 67 of the Massachusetts Business Corporation Law, the Company indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of the Company.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Securities Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that, in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29.   PRINCIPAL UNDERWRITERS

  (a) JHFI acts as principal underwriter, depositor, sponsor or investment adviser for the following investment companies.

John Hancock Investment Trust
John Hancock Investment Trust II
John Hancock Investment Trust III
John Hancock Cash Reserve, Inc.
John Hancock Current Interest
John Hancock Bond Trust
John Hancock California Tax-Free Income Fund
John Hancock Capital Series
John Hancock Institutional Series Trust
John Hancock Variable Series Trust I
John Hancock Sovereign Bond Fund
John Hancock Special Equities Fund
John Hancock Strategic Series
John Hancock Tax-Exempt Series Fund
John Hancock Tax-Free Bond Trust
John Hancock World Fund
John Hancock Declaration Trust
John Hancock Variable Annuity Account JF
John Hancock Variable Annuity Account H
John Hancock Variable Annuity Account V (with respect to certain contracts)

  (b) The following lists the names and positions with underwriter of the directors and officers of JHFI.

Foster L. Aborn                  Director
Stephen L. Brown                 Chairman
Stephen L. Brown                 Director and Chairman
David F. D'Alessandro            Director
John M. DeCiccio                 Director
Maureen R. Ford                  Director and Vice Chairman
Anne C. Hodsdon                  Director
David A. King                    Director
Jeanne M. Livermore              Director
Thomas E. Moloney                Director
Richard S. Scipione              Director
Robert H. Watts                  Director
James V. Bowhers                 President
Maureen R. Ford                  Vice Chairman and Chief Executive Officer
Robert H. Watts                  Executive Vice President and Chief Compliance Officer
Osbert M. Hood                   Senior Vice President and Chief Financial Officer
Christopher M. Meyer             Vice President and Treasurer
Susan S. Newton                  Vice President and Secretary
Anne C. Hodsdon                  Executive Vice President
Keith Hartstein                  Senior Vice President
Kathleen M. Graveline            Senior Vice President
Peter Mawn                       Senior Vice President
Dale Bearden                     Vice President
Karen F. Walsh                   Vice President
J. William Benintende            Vice President
Thomas H. Connors                Vice President
Gary Cronin                      Vice President
Kristine Pancare                 Vice President
Martin J. Thomas                 Second Vice President
William H. King                  Assistant Treasurer
Theresa Apruzzese                Assistant Secretary
Timothy M. Fagan                 Assistant Secretary
Brian E. LangenFeld              Assistant Secretary
Carmen M. Pelissier              Assistant Secretary

The business address for each of the above-named officers and directors is: John Hancock Funds, Inc., 101 Huntington Avenue, Boston, Massachusetts 02199-7603.

  (c) Not Applicable.

ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

  The following entities prepare, maintain, and preserve the records required by
Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request:

  The Company, John Hancock Place, P.O. Box 111, Boston, Massachusetts 02117, prepares, maintains and preserves all other records required by Section
31(a) of the Act.

ITEM 31.   MANAGEMENT SERVICES

  Not applicable.


ITEM 32.   UNDERTAKINGS

  (a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

  (b) Registrant hereby undertakes to include as part of any application to purchase a Contract offered by the prospectus a space that an applicant can check to request a Statement of Additional Information, or to provide a toll-free telephone number that applicants may call for this purpose.

  (c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

  (d) Registrant represents that, in connection with the sale of the Contracts offered pursuant to this Registration Statement, it has complied with the conditions of the SEC no-action letter regarding the purchase of variable annuity contracts under retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code (American Council of Life Insurance (pub. avail. Nov. 28, 1988)). Specifically, Registrant (1) has included appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in the prospectus; (2) will include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the Contracts; (3) will instruct sales representatives specifically to bring the redemption restrictions imposed by
Section 403(b)(11) to the attention of potential plan participants; and (4) will obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (a) the restrictions on redemptions imposed by Section 403(b)(11) and (b) the investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his Accumulated Value or Surrender Value.

         (e) John Hancock Variable Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

      Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Variable Life Insurance Company and on the dates indicated.

Signatures                     Title                              Date
----------                     -----                              ----


/s/ PATRICK J. GILL
-------------------
Patrick J. Gill            Controller (Principal Accounting     November 3, 2000
                           Officer and Acting Principal
                           Financial Officer)

/s/ MICHELE G. VAN LEER
-----------------------
Michele G. Van Leer        Vice Chairman of the Board
for herself and as         and President(Acting Principal
Attorney-in-Fact           Executive Officer)                   November 3, 2000

      For:  David F. D'Alessandro  Chairman of the Board
            Robert S. Paster       Director
            Thomas J. Lee          Director
            Barbara L. Luddy       Director
            Ronald J. Bocage       Director
            Robert R. Reitano      Director
            Bruce M. Jones         Director
            Paul Strong            Director

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, the John Hancock Variable Life Insurance Company has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 3rd day of November, 2000.

                                 JOHN HANCOCK VARIABLE LIFE
                                 ANNUITY ACCOUNT JF (REGISTRANT)

(SEAL)

                                     By  /s/ MICHELE G. VAN LEER
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President



                                 JOHN HANCOCK VARIABLE LIFE INSURANCE
                                 COMPANY (DEPOSITOR)



                                     By  /s/ Michele G. Van Leer
                                         -----------------------
                                         Michele G. Van Leer
                                         Vice Chairman and President